Registration No. 333-71853

& 811-09225

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 17	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 17	☒

THRIVENT VARIABLE ANNUITY ACCOUNT II

(Exact Name of Registrant)

THRIVENT FINANCIAL FOR LUTHERANS

(Name of Depositor)

625 Fourth Avenue South, Minneapolis, Minnesota 55415

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code: (920) 628-2347

NAME AND ADDRESS OF AGENT FOR SERVICE

Cynthia K. Mueller

4321 North Ballard Road

Appleton, WI 54919

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on April 30, 2013 pursuant to paragraph (b) (1) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐	on (date) pursuant to paragraph (a)(2) of Rule 485

Title of securities being registered: Units of interest in single premium immediate variable annuity certificates.

Let's thrive. Thrivent Financial for Lutherans

Single Premium Immediate Variable Annuity

Prospectuses
April 30, 2013
Thrivent Variable Annuity Account II
Thrivent Series Fund, Inc.

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THRIVENT VARIABLE ANNUITY ACCOUNT II

PROSPECTUS

FOR

SINGLE PREMIUM IMMEDIATE VARIABLE ANNUITY CONTRACT

ISSUED BY THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415-1665
Telephone: 800-847-4836	Telephone: 800-847-4836
Facsimile: 800-225-2264

This Prospectus describes the individual single premium immediate variable annuity Contract (the “Contract”) offered by Thrivent Financial for Lutherans (“Thrivent Financial,” “we,” “us,” or “our”), a fraternal benefit society organized under Wisconsin law. We offer the Contract to a member or a person eligible for membership who is also applying for membership. We reserve the right to reject any applications, subject to any applicable nondiscrimination laws and to our own standards and guidelines.

We allocate net premiums based on your designation to one or more Subaccounts of Thrivent Variable Annuity Account II (the “Variable Account”), and/or to the Fixed Account (which is the general account of ours, and which pays guaranteed periodic payments). The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc. (the “Fund”), which is an open-end management investment company (commonly known as a “mutual fund”). We provide the overall investment management for each of the Portfolios of the Fund, although some of the Portfolios are managed by an investment subadviser. The accompanying Prospectus for the Fund describes the investment objectives and attendant risks of the following Portfolios:

Thrivent Aggressive Allocation Portfolio

Thrivent Moderately Aggressive Allocation Portfolio

Thrivent Moderate Allocation Portfolio

Thrivent Moderately Conservative Allocation Portfolio

Thrivent Partner Technology Portfolio

(subadvised by Goldman Sachs Asset Management, L.P.)

Thrivent Partner Healthcare Portfolio

(subadvised by Sectoral Asset Management Inc.)

Thrivent Natural Resources Portfolio

Thrivent Partner Emerging Markets Equity Portfolio

(subadvised by Aberdeen Asset Managers Limited)

Thrivent Real Estate Securities Portfolio

Thrivent Partner Small Cap Growth Portfolio

(subadvised by Turner Investments, L.P.)

Thrivent Partner Small Cap Value Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Small Cap Stock Portfolio

Thrivent Small Cap Index Portfolio

Thrivent Mid Cap Growth Portfolio

Thrivent Partner Mid Cap Value Portfolio

(subadvised by Goldman Sachs Asset Management, L.P.)

Thrivent Mid Cap Stock Portfolio

Thrivent Mid Cap Index Portfolio

Thrivent Partner Worldwide Allocation Portfolio

(subadvised by Aberdeen Asset Managers Limited, DuPont Capital Management Corporation, Goldman Sachs Asset Management, L.P., Mercator Asset Management, LP, Principal Global Investors, LLC, and Victory Capital Management Inc.)

Thrivent Partner Socially Responsible Stock Portfolio

(subadvised by Calvert Investment Management, Inc. and Atlanta Capital Management Company, LLC)

Thrivent Partner All Cap Growth Portfolio

(subadvised by Calamos Advisors LLC)

Thrivent Partner All Cap Value Portfolio

(subadvised by OppenheimerFunds, Inc.)

Thrivent Partner All Cap Portfolio

(subadvised by Pyramis Global Advisors, LLC)

Thrivent Large Cap Growth Portfolio

Thrivent Partner Growth Stock Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Large Cap Value Portfolio

Thrivent Large Cap Stock Portfolio

Thrivent Large Cap Index Portfolio

Thrivent Equity Income Plus Portfolio

Thrivent Balanced Portfolio

Thrivent High Yield Portfolio

Thrivent Diversified Income Plus Portfolio

Thrivent Income Portfolio

Thrivent Bond Index Portfolio

Thrivent Limited Maturity Bond Portfolio

Thrivent Mortgage Securities Portfolio

Thrivent Money Market Portfolio

Additional information about us, the Contract and the Variable Account is contained in a Statement of Additional Information (“SAI”) dated April 30, 2013. That SAI was filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. You may obtain a copy of the SAI and all other documents required to be filed with the SEC without charge by calling us or writing us or going online at thrivent.com. In addition, the Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the SAI and all other documents required to be filed with the SEC. The Table of Contents for the SAI may be found on Page 35 of this Prospectus. Definitions of special terms used in this Prospectus follows the Table of Contents.

An investment in the Contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves investment risk including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus sets forth concisely the information about the Contract that a prospective investor ought to know before investing, and should be read and kept for future reference.

The date of this Prospectus is April 30, 2013

DEFINITIONS

Annuitant. The person on whose life or life expectancy the Contract is based.

Annuity Payment. One of a series of periodic distributions.

Annuity Payment Date. The date of the month on which you elect to receive Annuity Payments.

Annuity Payment Period. The period during which Annuity Payments are made.

Commuted Value. The amount expressed as a lump sum payment which represents the present value of the future payments for the remaining guaranteed period.

Contract. The Contract between you and us providing the single premium immediate variable annuity.

Contract Anniversary. The same date in each year as the Issue Date.

Contract Year. A period beginning on a Contract Anniversary and ending on the day immediately preceding the next Contract Anniversary.

Code. The Internal Revenue Code of 1986, as amended.

Fixed Account. Part of the general account of Thrivent Financial, which includes all of Thrivent Financials assets other than those in any Variable Account of Thrivent Financial.

Funds. Thrivent Series Fund, Inc.

Issue Date. The effective date of the Contract, generally the date on which we apply your premium.

Medallion Signature Guarantee. A stamp provided by a financial institution that guarantees your signature. An eligible guarantor institution, such as a national bank, brokerage firm, commercial bank, trust company, credit union, or a savings association participating in the Medallion Signature Guarantee Program provides that service.

Qualified Plan. A retirement plan that receives favorable tax treatment under Section 401, 403(b), 408 or 408A of the Code.

Service Center. The Annuity Customer Interaction Center located at 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001. The toll-free telephone number is (800) THRIVENT, (1-800-847-4836).

Subaccount. A division of the Variable Account that invests exclusively in shares of a single portfolio of the fund.

Valuation Date. Any date we are open for business and the New York Stock Exchange is open for regular trading. The Valuation Date ends at the close of regular trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time.

Valuation Period. The period of time from the end of one Valuation Date to the end of the next Valuation Date.

Variable Account. Thrivent Variable Annuity Account II, which is separate from Thrivent Financial’s general account.

Written Request. A written request or notice provided by the owner, received in good order by Thrivent Financial at its Service Center and satisfactory in form and content to Thrivent Financial.

FEES AND EXPENSE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. For a complete discussion of Contract fees and expenses, see Charges and Deductions.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options. You pay no sales charge when you make additional investments in the Contract. No state premium taxes are deducted.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchase (as a percentage of purchase payments)	0%

Transfer Charge (after 12 free transfers per Contract Year)	$25[1]

Maximum Commuted Value Charge (if surrendered)	2%[2]

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Periodic Fees and Expenses other than Fund Expenses
Mortality and Expense Risk Charge	1.25%

The next table shows the minimum and maximum Total Annual Portfolio Operating Expenses charged by the Portfolios that you pay indirectly during the time you own the Contract. This table shows the range (minimum and maximum) of fees and expenses (including management fees and other expenses) charged by any of the Portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on the arithmetic average of expenses paid in the year ended December 31, 2012, for all of the available Portfolios, adjusted to reflect anticipated changes in fees and expenses. With respect to new Portfolios amounts are based on estimates for the current fiscal year. The amounts shown reflect expenses before any applicable expense reimbursement or fee waiver.

Total Annual Fund Operating Expenses[3]
	Minimum	Maximum
(expenses that are deducted from Fund assets, including management fees, and other expenses):	0.42%	2.67%

Each Subaccount of the Variable Account purchases shares of the corresponding Fund Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Contract, and they may vary from year to year. More detail concerning the fees and expenses of the Portfolios is contained in the prospectus for the Fund.

If a Portfolio is structured as a “fund of funds,” total gross annual Portfolio expenses also include the fees associated with the Portfolios in which it invests. Because of this a Portfolio that is structured as a “fund of funds” may have higher fees and expenses than a Portfolio that invests directly in debt and equity securities. For a list of the “fund of funds” Portfolios available through the Contract, see the chart of portfolios available in the prospectus for the Fund.

Examples

The following examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Portfolio fees and expenses. The following two examples assume that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year and assumes both the minimum and the maximum fees and expenses of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example 1: If you select a life income payment option with a 10-year guaranteed Payment

	Years
	1	3	5	10
If you surrender your Contract at the end of the applicable time period with
Minimum Portfolio Expenses:	$213	$497	$780	$1,489
Maximum Portfolio Expenses:	$488	$1,160	$1,801	$3,275
If you do not surrender your Contract at end of the applicable time period with
Minimum Portfolio Expenses:	$155	$461	$763	$1,489
Maximum Portfolio Expenses:	$376	$1,094	$1,769	$3,275

Example 2: If you select a 20-year fixed period income payment option

	Years
	1	3	5	10
If you surrender your Contract at the end of the applicable time period with
Minimum Portfolio Expenses:	$520	$744	$947	$1,355
Maximum Portfolio Expenses:	$1,067	$1,595	$2,056	$2,926
If you do not surrender your Contract at end of the applicable time period with
Minimum Portfolio Expenses:	$151	$436	$698	$1,235
Maximum Portfolio Expenses:	$366	$1,035	$1,621	$2,737

Notes to Fee and Expense Tables:

1 You are allowed 12 free transfers from the Subaccounts in each Contract Year. Subsequent transfers will incur a $25 transfer charge.

2 If you surrender or withdraw from the Contract, we will pay you the commuted value of the future payments for the remaining guaranteed payment period. We calculate the commuted value you receive for the Fixed Account using an interest rate that is currently 0.5% greater than the rate used to determine the Annuity Payments. For variable Subaccounts, we currently use an interest rate that is 0.5% greater than the assumed investment return that you selected. Since we use a higher interest rate in calculating the commuted value, the contract has an indirect surrender charge. Also, the amount that you will receive upon a withdrawal or surrender of the Contract will be less than you would receive had you chosen to continue receiving Annuity Payments.

3 Thrivent Financial has agreed to reimburse certain expenses other than the advisory fees for certain of the Portfolios. After taking these contractual and voluntary arrangements into account, the actual range (minimum and maximum) of total operating expenses charged by the Portfolios was between 0.29% to 1.40%. The reimbursements may be discontinued at any time.

SUMMARY

Please see Definitions at the beginning of this Prospectus for definition of terms which can help you understand details about your Contract. This summary gives you a brief overview of the more significant aspects of the Contract. Please refer to the remainder of this Prospectus for more detailed information.

The Contract

The Contract along with any riders or endorsements, amendments, application, and our Articles of Incorporation and Bylaws constitutes your entire agreement. The Contract is an individual single premium immediate variable annuity that allows you to receive periodic payments whose amounts are adjusted up or down according to the performance of various underlying Subaccounts you select.

You may purchase the Contract for a minimum single premium of $5,000. In order to purchase a Contract, you must submit an application to us through one of our financial representatives who is also a registered representative of Thrivent Investment Management Inc. We only offer the Contract to a member or to a person eligible for membership who is also applying for membership. The Contract may not be available for purchase in all states.

Investment Options

The Contract offers a choice of a number of variable investment options. You bear the investment risk as to the performance of the variable investment options. The Contract also offers a Fixed Account option. Premiums allocated to the Fixed Account will fund guaranteed periodic payments.

Free Look Period

You may cancel your Contract within 10 days starting on the day you receive it. This 10-day period is called the free look period. Some states require that we provide you a longer free look period. In some states we restrict the initial premium allocation to the Thrivent Money Market Subaccount during the Free Look Period.

Withdrawals and Surrenders

Unless your Contract is irrevocable, you may withdraw from or surrender the Contract for its commuted value. If you take a withdrawal from or surrender the Contract before attaining age 59 1/2, you may be subject to a 10% premature distribution penalty tax in addition to ordinary income tax.

Transfers

You may transfer all or a part of your Contract’s value among the Subaccounts or from the Subaccounts to the Fixed Account subject to certain limitations. We do not allow transfers from the Fixed Account. You may make up to twelve transfers per year. Certain other restrictions apply to transfers.

Annuity Payment Amount

We determine the amount of your Annuity Payment based upon your premium, the Annuity Payment option you choose, and the investment allocations that you select.

Federal Tax Status

All or a portion of every distribution or Annuity Payment will generally be taxable as ordinary income. The taxable portion of most distributions will be subject to withholding unless the payee elects otherwise. There may be tax penalties if you take a distribution before reaching age 59 1/2. Current tax laws may change at any time.

Death proceeds are taxable and generally are included in the income of the recipient as follows:

♦	If payments from a life income with a guaranteed payment period are continued, they are taxed only after the remaining investment in the contract has been recovered.

♦	Other payments are taxed as annuity income payments.

SUMMARY

♦	If distributed in a lump sum, they are taxed in the same manner as a full surrender.

Condensed Financial Information

Condensed financial information containing the accumulated unit value history appears at the end of this Prospectus in Appendix A.

THRIVENT FINANCIAL AND THE VARIABLE ACCOUNT

Thrivent Financial

We are a fraternal benefit society owned by and operated for our members. We were organized in 1902 under Wisconsin Law, and we are in compliance with Internal Revenue Code Section 501(c)(8). We are currently licensed to transact life insurance business in all 50 states and the District of Columbia.

We are subject to regulation by the Office of the Commissioner of Insurance of the State of Wisconsin as well as by the insurance regulators of all the other states and jurisdictions in which we do business. We submit annual reports on our operations and finances to insurance officials in such states and jurisdictions. The forms of the Contract described in this Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which Contracts are sold. We are also subject to certain federal securities laws and regulations.

The Variable Account

The Variable Account is a separate account of ours, which was established in 1999. The Variable Account meets the definition of a “separate account” under the federal securities laws. We have caused the Variable Account to be registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve supervision by the SEC of the management or investment policies or practices.

We own the assets of the Variable Account, and we are not a trustee with respect to such assets. However, the Wisconsin laws under which the Variable Account is operated provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. The Variable Account will be fully funded at all times for the purposes of federal securities laws. We may transfer to our general account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.

Income and realized and unrealized gains and losses from each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the Variable Account the charge for expense and mortality risk, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.

INVESTMENT OPTIONS

Variable Investment Options and the Subaccounts

You may allocate the premiums paid under the Contract and transfer from the Variable Account to the Subaccounts of the Variable Account. We invest the assets of each Subaccount in corresponding Portfolios of the Fund. Note that the italicized Portfolios below are “fund of funds;” which are comprised of investments in other Portfolios within the Fund. The Subaccounts and corresponding Portfolios are:

Subaccount	Corresponding Portfolio
Thrivent Aggressive Allocation Subaccount	Thrivent Aggressive Allocation Portfolio
Thrivent Moderately Aggressive Allocation Subaccount	Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderate Allocation Subaccount	Thrivent Moderate Allocation Portfolio
Thrivent Moderately Conservative Allocation Subaccount	Thrivent Moderately Conservative Allocation Portfolio
Thrivent Partner Technology Subaccount	Thrivent Partner Technology Portfolio
Thrivent Partner Healthcare Subaccount	Thrivent Partner Healthcare Portfolio
Thrivent Natural Resources Subaccount	Thrivent Natural Resources Portfolio
Thrivent Partner Emerging Markets Equity Subaccount	Thrivent Partner Emerging Markets Equity Portfolio
Thrivent Real Estate Securities Subaccount	Thrivent Real Estate Securities Portfolio
Thrivent Partner Small Cap Growth Subaccount	Thrivent Partner Small Cap Growth Portfolio
Thrivent Partner Small Cap Value Subaccount	Thrivent Partner Small Cap Value Portfolio
Thrivent Small Cap Stock Subaccount	Thrivent Small Cap Stock Portfolio
Thrivent Small Cap Index Subaccount	Thrivent Small Cap Index Portfolio
Thrivent Mid Cap Growth Subaccount	Thrivent Mid Cap Growth Portfolio
Thrivent Partner Mid Cap Value Subaccount	Thrivent Partner Mid Cap Value Portfolio
Thrivent Mid Cap Stock Subaccount	Thrivent Mid Cap Stock Portfolio
Thrivent Mid Cap Index Subaccount	Thrivent Mid Cap Index Portfolio
Thrivent Partner Worldwide Allocation Subaccount	Thrivent Partner Worldwide Allocation Portfolio
Thrivent Partner Socially Responsible Stock Subaccount	Thrivent Partner Socially Responsible Stock Portfolio
Thrivent Partner All Cap Growth Subaccount	Thrivent Partner All Cap Growth Portfolio
Thrivent Partner All Cap Value Subaccount	Thrivent Partner All Cap Value Portfolio
Thrivent Partner All Cap Subaccount	Thrivent Partner All Cap Portfolio
Thrivent Large Cap Growth Subaccount	Thrivent Large Cap Growth Portfolio
Thrivent Partner Growth Stock Subaccount	Thrivent Partner Growth Stock Portfolio
Thrivent Large Cap Value Subaccount	Thrivent Large Cap Value Portfolio
Thrivent Large Cap Stock Subaccount	Thrivent Large Cap Stock Portfolio
Thrivent Large Cap Index Subaccount	Thrivent Large Cap Index Portfolio
Thrivent Equity Income Plus Subaccount	Thrivent Equity Income Plus Portfolio
Thrivent Balanced Subaccount	Thrivent Balanced Portfolio
Thrivent High Yield Subaccount	Thrivent High Yield Portfolio
Thrivent Diversified Income Plus Subaccount	Thrivent Diversified Income Plus Portfolio
Thrivent Income Subaccount	Thrivent Income Portfolio
Thrivent Bond Index Subaccount	Thrivent Bond Index Portfolio
Thrivent Limited Maturity Bond Subaccount	Thrivent Limited Maturity Bond Portfolio
Thrivent Mortgage Securities Subaccount	Thrivent Mortgage Securities Portfolio
Thrivent Money Market Subaccount	Thrivent Money Market Portfolio

INVESTMENT OPTIONS

There is no assurance that any portfolio will achieve its stated objective. For example, during extended periods of low interest rates, the yields of a money market Subaccount may become extremely low and possibly negative.

Each of the Portfolios has an investment objective as described below:

Thrivent Aggressive Allocation Portfolio. To seek long-term capital growth.

Thrivent Moderately Aggressive Allocation Portfolio. To seek long-term capital growth.

Thrivent Moderate Allocation Portfolio. To seek long-term capital growth while providing reasonable stability of principal.

Thrivent Moderately Conservative Allocation Portfolio. To seek long-term capital growth while providing reasonable stability of principal.

Thrivent Partner Technology Portfolio. To seek long-term growth of capital.

Thrivent Partner Healthcare Portfolio. To seek long-term capital growth.

Thrivent Partner Natural Resources Portfolio. To seek long-term capital growth.

Thrivent Partner Emerging Markets Portfolio. To seek long-term capital growth.

Thrivent Real Estate Securities Portfolio. To seek to provide long-term capital appreciation and high current income.

Thrivent Partner Small Cap Growth Portfolio. To achieve long-term capital growth.

Thrivent Partner Small Cap Value Portfolio. To seek long-term capital appreciation.

Thrivent Small Cap Stock Portfolio. To seek long-term capital growth.

Thrivent Small Cap Index Portfolio. To seek capital growth that tracks the performance of the S&P SmallCap 600 Index*.

Thrivent Mid Cap Growth Portfolio. To achieve long-term growth of capital.

Thrivent Partner Mid Cap Value Portfolio. To seek long-term capital appreciation.

Thrivent Mid Cap Stock Portfolio. To seek long-term capital growth.

Thrivent Mid Cap Index Portfolio. To seek total returns that track the performance of the S&P MidCap 400 Index*.

Thrivent Partner Worldwide Allocation Portfolio. To seek long-term capital growth.

Thrivent Partner Socially Responsible Stock Portfolio. To seek long-term capital growth.1

Thrivent Partner All Cap Growth Portfolio. To seek long-term capital growth.1

Thrivent Partner All Cap Value Portfolio. To seek long-term capital growth.1

Thrivent Partner All Cap Portfolio. To seek long-term growth of capital.

Thrivent Large Cap Growth Portfolio. To achieve long-term growth of capital.

Thrivent Partner Growth Stock Portfolio. To achieve long-term growth of capital and, secondarily, increase dividend income.

Thrivent Large Cap Value Portfolio. To achieve long-term growth of capital.

Thrivent Large Cap Stock Portfolio. To seek long-term capital growth.

Thrivent Large Cap Index Portfolio. To seek total returns that track the performance of the S&P 500* Index.

Thrivent Equity Income Plus Portfolio. To seek income plus long-term capital growth.

INVESTMENT OPTIONS

Thrivent Balanced Portfolio. To seek long-term total return through a balance between income and the potential for long-term capital growth.

Thrivent High Yield Portfolio. To achieve a higher level of income, while also considering growth of capital as a secondary objective.

Thrivent Diversified Income Plus Portfolio. To seek to maximize income while maintaining prospects for capital appreciation.

Thrivent Income Portfolio. To achieve a high level of income over the longer term while providing reasonable safety of capital.

Thrivent Bond Index Portfolio. To strive for investment results similar to the total return of the Barclays Capital Aggregate Bond Index.

Thrivent Limited Maturity Bond Portfolio. To seek a high level of current income consistent with stability of principal.

Thrivent Mortgage Securities Portfolio. To seek a combination of current income and long-term capital appreciation.

Thrivent Money Market Portfolio. To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity.

1 As of June 28, 2013, you will only be permitted to add contributions to this Portfolio’s Subaccount if you had assets in this Portfolio’s Subaccount as of June 27, 2013.

* “Standard & Poor’s®”, “S&P®”, “Standard & Poor’s 500”, “500”, “Standard & Poor’s SmallCap 600 Index”, “S&P SmallCap 600 Index”, “Standard & Poor’s MidCap 400 Index” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. (Please see the Statement of Additional Information of the Contract, which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

INVESTMENT OPTIONS

We cannot assure that the Portfolios will achieve their respective investment objectives. You should periodically evaluate your allocation among the Subaccounts in light of current market conditions and the investment risks associated with investing in the various Portfolios of the Fund. A full description of the Portfolios, their investment objectives, policies, expenses, and risks and other aspects of the Fund’s operations is contained in the accompanying prospectus for the Fund, which should be carefully read in conjunction with this Prospectus.

Shares of the Fund are sold to other Portfolios of the Fund, other insurance company Variable Accounts of ours and of our wholly owned subsidiary, Thrivent Life Insurance Company (“Thrivent Life”), and to retirement plans that we sponsor. The Fund may, in the future, create new Portfolios. It is conceivable that in the future it may be disadvantageous for both variable annuity Variable Accounts and variable life insurance Variable Accounts and for Thrivent Life and us to invest simultaneously in the Fund, although we do not foresee any such disadvantages to either variable annuity or variable life insurance contract owners. The Fund’s management intends to monitor events in order to identify any material conflicts between such Contract Owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:

♦	Changes in state insurance laws

♦	Changes in Federal income tax law

♦	Changes in the investment management of the Fund

♦	Differences in voting instructions between those given by the Contract Owners from the different Variable Accounts.

If we believe the response of the Fund to any of those events or conflicts insufficiently protects Contract Owners, we may take appropriate action on our own. Such action could include the sale of Fund shares by one or more of the Variable Accounts, which could have adverse consequences.

The Fund is registered with the SEC under the 1940 Act as a diversified, open-end management investment company (commonly called a “mutual fund”). That registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund.

The Variable Account will purchase and redeem shares from the Fund at net asset value. Shares will be redeemed to the extent necessary for us to collect charges under the Contract, to make payments upon surrenders, to provide benefits under the Contract, or to transfer assets from one Subaccount to another as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

Investment Management

We act as investment adviser for the Portfolios of the Fund, and we are a registered investment adviser under the Investment Advisers Act of 1940. We and the Fund have engaged the following investment subadvisers:

Subadviser	Portfolio Name
Goldman Sachs Asset Management, L.P.	Thrivent Partner Technology Portfolio
Sectoral Asset Management Inc.	Thrivent Partner Healthcare Portfolio
Aberdeen Asset Managers Limited	Thrivent Partner Emerging Markets Equity Portfolio
Turner Investments, L.P.	Thrivent Partner Small Cap Growth Portfolio
T. Rowe Price Associates, Inc.	Thrivent Partner Small Cap Value Portfolio

INVESTMENT OPTIONS

Subadviser	Portfolio Name
Goldman Sachs Asset Management, L.P.	Thrivent Partner Mid Cap Value Portfolio

Aberdeen Asset Managers Limited, DuPont Capital Management Corporation, Goldman Sachs Asset Management, L.P., Mercator Asset Management, LP, Principal Global Investors, LLC, and Victory Capital Management Inc.

Thrivent Partner Worldwide Allocation Portfolio
Calvert Investment Management, Inc. and Atlanta Capital Management Company, LLC	Thrivent Partner Socially Responsible Stock Portfolio
Calamos Advisors LLC	Thrivent Partner All Cap Growth Portfolio
OppenheimerFunds, Inc.	Thrivent Partner All Cap Value Portfolio
Pyramis Global Advisors, LLC	Thrivent Partner All Cap Portfolio
T. Rowe Price Associates, Inc.	Thrivent Partner Growth Stock Portfolio

We, as investment advisor, pay each of the above Subadvisers an annual fee for subadvisory services. Subadvisory fees are described fully in the Statement of Additional Information for the Fund.

Addition, Deletion, Combination, or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If Portfolio shares of the Fund are no longer available for investment or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management company. We will not substitute any shares attributable to a Contract interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

We also reserve the right to establish additional Subaccounts of the Variable Account, each of which would invest in shares corresponding to a new Portfolio of the Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new Subaccounts, combine two or more Subaccounts, or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Contract Owners on a basis to be determined by us.

If we deem it to be in the best interest of Contract Owners and Annuitants, and subject to any approvals that may be required under applicable law, the Variable Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Variable Accounts of ours.

Fixed Account

You may allocate the premiums paid under the Contract and transfers from the Subaccounts to the Fixed Account. Any amounts allocated to the Fixed Account are invested with our general account assets. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 (“1933 Act”), and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Accordingly neither the Fixed Account, nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the Fixed Account,

INVESTMENT OPTIONS

however, may be subject to certain generally applicable

provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses. We have been advised that the staff of the Securities and

Exchange Commission has not reviewed disclosure relating to the Fixed Account.

Contract Owners have no voting rights in the Variable Account with respect to Fixed Account values.

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Application and Purchase

The Contract is an individual single premium immediate variable annuity. We offer the Contract to members, people who are eligible for membership and employees of Thrivent Financial (including employees of our subsidiaries and affiliates).

We may issue the Contract as:

♦	a nonqualified annuity;

♦	a traditional individual retirement annuity (Traditional IRA);

♦	a Roth IRA

♦	a 403(b) annuity (tax-sheltered annuity) (TSA); or

♦	as a funding vehicle for qualified retirement plans or in circumstances where the annuity may qualify for special treatment under the Code.

♦	Simplified Employee Pension Plan (SEP)

You may purchase a Contract by completing and submitting an application. We restrict purchase of the Contract to Annuitants depending on the Age of the Annuitant and the Annuity Payment selected as follows:

♦	Life Income - Ages 40 to 90;

♦	Fixed period income – Ages 0 to 110.

You must give us or arrange to have sent to us a single premium payment of at least $5,000 along with your application. You can not make any additional premium payments unless we agree. Single premium payments over $1,000,000 require our prior written approval.

Your payment must be in U.S. dollars drawn on a U.S. Bank. Thrivent does not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks or most third-party checks.

Certain provisions of the Contract may vary from state to state in order to conform with the law of the state in which you reside. This Prospectus describes generally applicable provisions. You should refer to your Contract for any variations required by state law.

Crediting and Allocating Your Premium Payment

You may allocate your premium to any Subaccount of the Variable Account and/or the Fixed Account. Your allocation must be in whole percentages and total 100% of the premium. You may not allocate less than $50 to any Subaccount or the Fixed Account. We will allocate your premium according to your allocation instructions on your application. If you do not designate premium allocation percentages, we will treat your application as not in good order. We reserve the right to limit the number of allocations to subaccounts and fixed account to no more than 40.

If your application is in good order, we will allocate the premium to your chosen Subaccount(s) and/or Fixed

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Account (or in certain states, to the Thrivent Money Market Subaccount, as discussed below) within two days of receipt of the completed application and premium at our Service Center. If we determine the application is not in good order, we will attempt to complete the application within five business days. If the application is not complete at the end of this period, we will inform you of the reason for the delay and the premium will be returned immediately unless you specifically consent to our keeping the premium until the application is complete. We determine the annuity unit value (AUV) of each Subaccount at the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time). We do not purchase or redeem any annuity units on any day that Thrivent Financial is not open for business. Requests received after the close of the New York Stock Exchange are processed the next Valuation Date.

Free Look Period

Generally, you may return your Contract for cancellation within 10 days after you initially receive it. However some states require a longer free look period. Please review your Contract to determine your free look period.

In order to return your Contract, you must deliver or mail the Contract along with a Written Request to our Service Center. Upon cancellation, the Contract will be void as of the Issue Date and you will be entitled to receive an amount equal to the Contract’s free look value as of the date you notify us or the date we receive your cancellation request in our Service Center, whichever is earlier. The Contract’s free look value is the total of the free look value for each of the Subaccounts and Fixed Account that you selected. The free look value for each of the Subaccounts is the premium allocated to that Subaccount multiplied by the Subaccount investment factor for each Valuation Period minus any payments made attributable to that Subaccount, see Subaccount Investment Factor. The free look value for the Fixed Account is the amount of premium allocated to the Fixed Account minus any payments made from the Fixed Account. You will generally receive your money within seven days after we receive your request for cancellation. However, if your Contract is an IRA, and you decide to cancel it within seven days from the receipt of your IRA disclosure, we will refund your premium less any payments made.

Certain states require a full refund of premium paid if a Contract is returned during the free look period. In these situations we reserve the right to place the premium you allocated to the Subaccounts to the Thrivent Money Market Subaccount until the free look period expires plus an additional five-day period to allow for your receipt of the Contract by mail. After this period, we will allocate the value of the annuity units of the Thrivent Money Market Subaccount to the Subaccount(s) according to your original instructions. In all such states, we will refund the greater of the premium paid minus any payment paid or the Contract’s free look value.

Telephone and Online Transactions

You may perform certain transactions online or over the telephone if we receive proper authorization from you.

We have adopted reasonable security procedures to ensure the authenticity of instructions, including requiring identifying information, recording telephone conversations and providing written confirmations of transactions. Nevertheless, we honor telephone instructions from any person who provides the correct identifying information. Be aware that there is a risk of possible loss to the Owner if an unauthorized person uses this service in the Owner’s name. Thrivent Financial disclaims any liability for losses resulting from such transactions by not having been properly authorized. However, if Thrivent Financial does not take reasonable steps to help ensure that such authorizations are valid, Thrivent Financial may be liable for such losses. Certain circumstances may prevent you from conducting transactions including but not limited to the event of a disaster, equipment malfunction, or overload of telephone system circuits. Should

THE CONTRACT

circumstances prevent you from conducting a telephone or online transaction, we recommend you provide us with a written request. If due to malfunction or other circumstances, the recording of the Contract Owner’s telephone request is incomplete or not fully comprehensible, we will not process the transaction. We reserve the right to suspend or limit telephone transactions.

Owners can go online at www.thrivent.com to conduct online transactions or call the Service Center at (800) 847-4836 for telephone transactions.

Timely Processing

We will process all requests in a timely fashion. Requests received in good order prior to 4:00 p.m. Eastern Time (or sooner if the NYSE closes prior to 4:00 p.m. Eastern Time) on a Valuation Date will use the Accumulation Unit Value as of the close of regular trading on the NYSE on that Valuation Date. We will process requests received after that time using the Accumulation Unit Value as of the close of regular trading on the NYSE of the following Valuation Day. An online transaction payment will be applied on the effective date you select. This date can be the same day you perform the transaction as long as the request is received prior to 4:00 p.m. Eastern Time. The effective date cannot be a date prior to the date of the online transaction.

Once we issue your Contract, we will process payment of any amount due from any Subaccount within seven calendar days after we receive Notice. Payment may be postponed if the NYSE is closed. Postponement may also result for such other periods as the SEC may permit. Payment from the Fixed Accounts may be deferred up to six months.

Owners, Payees and Annuitants

You, as owner, are typically the recipient of all distributions under the Contract. Unless the owner is an entity, the owner is also the Annuitant. As owner, you can name beneficiaries, and make transfers between Subaccounts and to the Fixed Account. You will receive all Annuity Payments during the Annuitant’s lifetime, unless you designate another person or entity as the payee. Keep in mind that if you designate another person or entity as payee, you may still be responsible for any income tax payable on the payments.

In the event the Annuitant(s) dies during the guaranteed payment period, the death proceeds will be payable to the named beneficiary. We use the Annuitant’s life to determine the amount and duration of any Annuity Payments.

Under certain circumstances other entities, such as trusts, may purchase Thrivent Financial products but are not eligible for membership.

Adult and Juvenile Contracts

We issue adult Contracts to applicants who are age 16 or older who become benefit members of Thrivent Financial. We issue juvenile Contracts when the proposed Annuitant is younger than age 16, but is otherwise eligible for benefit membership.

In the case of the adult Contract, the Annuitant must be 16 years of age or older. Typically, the applicant of the Contract is the owner and Annuitant of the Contract. While the Annuitant is alive, the owner of the Contract may exercise every right and enjoy every benefit provided in the Contract. The person who applies for the Contract becomes a benefit member of Thrivent Financial upon our approval of the membership application.

For the juvenile Contract, a juvenile is named as the Annuitant and owner of the Contract. However, because of age, the juvenile cannot exercise the rights of ownership. Therefore, an adult must apply on behalf of the juvenile and retain control over the Contract. The adult applicant controller exercises certain rights of ownership on behalf of the juvenile Annuitant. These rights are described in the Contract. The adult controller may transfer control to another eligible person, but cannot transfer ownership of the Contract.

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Transfer of control to the juvenile Annuitant will take place at the first Contract Anniversary date following the earlier of:

♦	the Annuitant’s 21st birthday; or

♦	the Annuitant’s 16th birthday after the adult controller transfers control to the Annuitant in writing; or

♦	the death of the adult controller after the Annuitant’s 16th birthday.

If the person who has control of the Contract dies before the Annuitant gains control, control will be vested in an eligible person according to our bylaws. If we determine that it is best for the Annuitant, we may transfer control of the Contract to some other eligible person according to our bylaws.

The juvenile Annuitant will become a benefit member of Thrivent Financial on the first Contract Anniversary date on or following the juvenile’s 16th birthday.

Beneficiaries

You may name one or more beneficiaries to receive the death proceeds payable under the Contract, if any. If no beneficiary has been named or the beneficiary does not survive the Annuitant, the death proceeds will be paid to you, if living, otherwise to your estate (in accordance with applicable state law). Thrivent Financial bylaws list persons eligible to be beneficiaries. You may designate beneficiaries as either first, second or third class. Unless otherwise specified, we will distribute death proceeds in the following order to beneficiaries:

♦	equally to the beneficiaries in the first class. If none are living, then;

♦	equally to the beneficiaries in the second class. If none are living, then;

♦	equally to the beneficiaries in the third class.

If a beneficiary dies within 15 days after the death of the Annuitant, we will consider the beneficiary to have died before the Annuitant for purposes of paying the death proceeds.

No beneficiary change shall take effect unless received by Thrivent Financial at its principal office or corporate headquarters. When it is received, any change shall take effect as of the date the request for beneficiary change was signed, as long as the request for change was mailed or actually delivered to Thrivent Financial while the insured was alive. Such beneficiary change shall be null and void where Thrivent Financial has made a good faith payment of the proceeds or has taken other action before receiving the change.

If you elect not to have a guaranteed payment period or all Annuitants live beyond the guaranteed payment period, no death proceeds will be payable.

Assignment of Ownership

The Contract cannot be sold, assigned, discounted, or pledged as collateral for a loan or as surety for performance of an obligation or for any other purpose.

Annuity Payment

Selecting an Annuity Payment Option

The annuity payment option specifies the type of annuity to be paid and determines how long the annuity will be paid, the frequency of payment, and the amount of the first Annuity Payment. You must select the Annuity Payment option when applying for the Contract. You may not change the type of Annuity Payment option once we issue the Contract.

ANNUITY PAYMENTS

If you choose a life income payment option, you must elect to characterize your Contract and its Annuity Payments as either revocable or irrevocable. (However, some states do not allow the characterization of a Contract as revocable.) For all other payment options, your Contract will be revocable. If you elect the irrevocable option, you cannot later change the Annuity Payments, or receive a withdrawal or surrender from the Contract. If you elect the irrevocable option, you cannot later change to the revocable option once we issue the Contract. If your Contract is revocable you can:

♦	change the duration of the guaranteed payment period (to a shorter period);

♦	receive withdrawals; and

♦	surrender the Contract.

If your Contract is revocable and you have chosen a life income payment option, you can later characterize your Contract as irrevocable. However, once you characterize your Contract as irrevocable, you cannot later change it to a revocable Contract once the change is made.

If you do not have any other sources of funds for emergencies or other financial needs which may arise, an irrevocable Contract may be inappropriate for you. In addition, even though you can take withdrawals from or surrender a revocable Contract, a revocable Contract may be inappropriate for you if you intend on taking additional withdrawals from or surrendering the Contract, particularly in the short term. Withdrawals or surrenders from a revocable Contract result in the assessment of indirect withdrawal or surrender charges, and the calculation of new commuted values. See Contract Fees and Charges for more information regarding the calculation of commuted values and the assessment of indirect withdrawal or surrender charges.

You must also select the Subaccounts and/or the Fixed Account to which we will apply your premium. We reserve the right to limit the number of allocations to subaccounts and fixed account. Except as discussed in Free Look Period, the annuity unit value for each Subaccount selected as of the Valuation Date when we receive your premium, will be used to calculate the number of annuity units which determine your first variable Annuity Payment. Your total Annuity Payment will be the Fixed Account Annuity Payment, if any, plus the Variable Account Annuity Payment.

If you do not specify an Annuity Payment option, we will treat your application as not being in good order. If you do not specify whether or not the Contract and its Annuity Payments will be irrevocable or revocable, we will issue the Contract as revocable.

You must also tell us at time of application which financial institution and account you would like your payments sent to. We will send your Annuity Payments via electronic funds transfer to the financial institution that you request. If the owner of the Contract is not named on the account at the financial institution receiving the Annuity Payments, we will require a Medallion Signature Guarantee. If you do not tell us which financial institution and account you would like your Annuity Payments sent to, we will treat your application as not being in good order.

Annuity Payment Options

Fixed Period Income

Subject to our approval, we make Annuity Payments at regular intervals for a fixed number of payments, not to exceed 30 years. We call this payment period the “guaranteed payment period.” At the end of the guaranteed payment period, all of the Annuity Payments will have been paid, the commuted value of the Contract will be zero, and the Contract will terminate.

Life Income with Guaranteed Payment Period

We make Annuity Payments at regular intervals for the lifetime of the Annuitant. If the Annuitant dies during the guaranteed payment period, we will continue payments to the beneficiary to the end of the guaranteed payment period. You may generally choose a guaranteed payment period of 0 to 30 years at the time we issue the Contract. The amount of the

ANNUITY PAYMENTS

payments depends upon the sex and age of the Annuitant, at the time we issue the Contract. If you select a shorter guaranteed payment period, you will receive larger Annuity Payments. Both the commuted value and death proceeds, however, will be smaller if the guaranteed payment period is shorter. If you die after the end of the guaranteed payment period, no death proceeds will be payable. Also, no surrenders or withdrawals are permitted after the end of the guaranteed payment period. If you have poor health or have a shortened life expectancy, you may want to consider selecting a longer guaranteed payment period.

Joint and Survivor Life Income with Guaranteed Payment Period

We make Annuity Payments at regular intervals for the lifetime of both Annuitants. Unless an entity is the owner, the Annuitants also own the Contract as joint owners. For an IRA or qualified plan, the IRA owner or qualified plan will remain the owner. Upon the death of one of the Annuitants, we will continue payments for the lifetime of the surviving Annuitant. If both Annuitants die during the guaranteed payment period, we will continue payments to the beneficiary to the end of that period. You may generally choose a guaranteed payment period of 0 to 30 years at the time of issue. You may also choose to have the Annuity Payment reduced after the death of the first Annuitant. The Annuity Payment may be reduced by a factor of 1/2, 1/3, or 1/4. We will reduce the payments immediately after the later of the first death of one of the Annuitants and the end of the guaranteed payment period. A higher reduction amount will result in a higher payment while both Annuitants are alive. The amount of the payments depends upon the age and sex of the Annuitants at the time of issue.

Annuity Payment Dates

Annuity Payments may be made monthly, quarterly, semi-annually and annually. In addition, payments may be made annually but paid monthly. Under this payment option, the Annuity Payment will be distributed from the variable Subaccounts annually, but will be placed in the Fixed Account to earn interest. We will then make monthly payments from the Fixed Account for the remainder of the year.

You may select the Annuity Payment Date. If you do not select a payment date, the Annuity Payment Date will be the same day of the month as the Issue Date. In the event that you do not select a payment frequency, Annuity Payments will be made monthly. Once you select the Annuity Payment frequency or the Annuity Payment Date, neither may be changed.

After the first Annuity Payment, we compute subsequent payments on the date you elect to receive Annuity Payments.

Fixed Account Annuity Payments

You may choose to deposit some or none of your premium in the Fixed Account portion of the Contract.

Premiums deposited in the Fixed Account will fund guaranteed periodic payments. We will determine the guaranteed Annuity Payment at the time we issue the Contract. We may pay more than the guaranteed Annuity Payment if the investment experience of the Fixed Account is more favorable than the guaranteed interest rate shown in the Contract. We may also pay more than the guaranteed payment if our mortality experience or administration expenses are favorable. We may change the amount of the Fixed Account Annuity Payment at any time, but will not pay an amount lower than the guaranteed payment.

Premiums placed in the Fixed Account may not be transferred to the Subaccounts.

Variable Annuity Payments

First Variable Annuity Payment

Variable Annuity Payments are periodic payments we make, the amount of which varies from one Annuity Payment Date to the next as a function of the net investment performance of the Subaccounts you selected. The dollar amount of the first variable Annuity Payment depends on the Annuity Payment option

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chosen, the age of the Annuitant, the gender of the Annuitant (if applicable), the amount of premium applied to purchase the variable Annuity Payments, and an assumed investment return that you select.

The dollar value of the first variable Annuity Payment is the sum of the first variable Annuity Payments attributable to each Subaccount. The dollar amount of the first total Annuity Payment is the sum of the first variable Annuity Payment and the Fixed Account Annuity Payment.

The first payment is made at the time of issue. The second payment is made on the next Annuity Payment Date. However, if this results in the second payment being received in the same month as the Issue Date, the second payment will be made on the requested date of the next Annuity Payment thereafter.

Annuity Units

We initially determine the number of annuity units for each Subaccount on the Issue Date. We calculate the number of annuity units for each Subaccount by dividing the amount of the first variable Annuity Payment allocable to that Subaccount by the annuity unit value for that Subaccount on the Issue Date. The number of annuity units attributable to each Subaccount under a Contract remains fixed unless there is a transfer of annuity units between Subaccounts.

Subsequent Variable Annuity Payments

We determine the dollar amount of each subsequent variable Annuity Payment attributable to each Subaccount by multiplying the number of annuity units of that Subaccount by the annuity unit value for that Subaccount for the Valuation Period ending on the Annuity Payment Date, or during which the Annuity Payment Date falls. We aggregate the subsequent variable Annuity Payments for each Subaccount to determine the variable Annuity Payment. When an Annuity Payment Date would fall on a day that is not a Valuation Date, we calculate the variable Annuity Payment as of the Valuation Date immediately preceding what would have been the Annuity Payment Date.

The annuity unit value of each Subaccount for any Valuation Period is equal to:

♦	the annuity unit value for the preceding Valuation Period; multiplied by the Subaccount investment factor for the current Valuation Period; multiplied by

♦	a daily discount factor which adjusts the annuity unit value to reflect the assumed investment return. This factor is compounded to reflect the number of days in the Valuation Period.

Subaccount Investment Factor

The Subaccount investment factor for any Valuation Period is equal to:

♦	the net asset value of the corresponding Portfolio at the end of the Valuation Period;

♦	plus the amount of any dividend, capital gain or other distribution paid by the Portfolio if the “ex-dividend” date occurs during the Valuation Period;

♦	plus or minus any cumulative credit or charge for taxes reserved from the operation of the portfolio;

♦	minus the dollar amount of the mortality and expense risk charge we deduct each day in the Valuation Period; and

♦	divided by the net asset value of the corresponding Portfolio at the beginning of the Valuation Period.

Assumed Investment Return

The annuity unit value for each Subaccount will increase or decrease from one Annuity Payment Date to the next in direct proportion to the net investment return of that Subaccount less an adjustment for assumed investment return that you selected. The purpose of the adjustment is to ensure the annuity unit value only changes when the Subaccount investment factor represents a rate of return greater than or less than the assumed investment return you selected.

ANNUITY PAYMENTS

The Contract permits you to select one of three assumed investment returns: 3%, 4% or 5%. A higher assumed investment return will result in a higher initial payment, a more slowly rising series of subsequent payments when actual investment performance (annualized, less deductions and expenses) exceeds the assumed investment return, and a more rapid drop in subsequent payments when actual investment performance (annualized, less any deductions and expenses) is less than the assumed investment return.

For example, if you select a 5% assumed investment return and if the net investment return of the Subaccount is equal to 5% annualized, the variable Annuity Payment attributable to that Subaccount for that period will be the same as the previous variable Annuity Payment. To the extent that the Subaccount’s net investment return exceeds an annualized rate of return of 5% for a payment period, the variable Annuity Payment for that period will be more than the previous variable Annuity Payment. To the extent that the Subaccount’s return is less than an annualized rate of 5%, the variable Annuity Payment for that period will be less than the previous variable Annuity Payment.

TRANSFERS AMONG SUBACCOUNTS AND/OR THE FIXED ACCOUNT

Except for certain restrictions mentioned below, you may transfer the annuity units of one or more Subaccounts to one or more other Subaccounts and/or the Fixed Account. We will process requests for transfer that we receive in good order at our Service Center before 4:00 p.m. Eastern Time as of the close of business on that Valuation Date. We will process requests we receive at our Service Center after that time as of the close of business on the following Valuation Date.

To accomplish a transfer from a Subaccount, we will redeem the annuity units in that Subaccount and reinvest that value in annuity units of the other Subaccounts and/or the Fixed Account you specified. We impose the following restrictions on transfers:

♦

You may make up to twelve transfers in each Contract Year. We consider all amounts transferred in the same Valuation Period to be one transfer. It is not dependent upon the number of originating or destination Subaccounts.

♦	You may not transfer from the Fixed Account.

TRANSFERS AMONG SUBACCOUNTS

Frequent Trading Policies

Because short-term or frequent transfers, purchases and redemptions of Contract value among Subaccounts pose risks to Contract Owners, we place limits on frequent trading practices. Such risks include potentially impaired investment performance due to disruption of Portfolio management strategies, increased transactions costs, and dilution of fund shares (and therefore unit values) thereby negatively impacting the performance of the corresponding Subaccount.

We have policies and procedures to discourage frequent transfers of value among Subaccounts. We use reasonable efforts to apply the policies and procedures uniformly. Several different tactics are used to detect and prevent excessive trading within the Subaccounts.

As described in other sections, we impose a fee if the transfers made within a given time period exceed a maximum contractual number. See Fee Tables.

TRANSFERS AMONG SUBACCOUNTS

We also use a combination of monitoring Contract Owner activity and further restricting certain Contract Owner transfers based on a history of frequent transfers among subaccounts. When monitoring Contract Owner activity, we may consider several factors to evaluate transfer activity including, but not limited to, the amount and frequency of transfers, the amount of time between transfers and trading patterns. In making this evaluation, we may consider trading in multiple contracts under common ownership or control.

Exceptions may apply to Dollar Cost Averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.

If we determine that you are engaging in excessive trading activity, we will request that you cease such activity immediately. If we determine that you are continuing to engage in excessive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days. We reserve the right to reject, or restrict any transfer request, without notice for any reason.

In addition, the underlying funds may have adopted restrictions designed to discourage frequent trading practices, and we reserve the right to enforce these policies and procedures.

Although we seek to deter and prevent frequent trading practices, there are no guarantees that all activity can be detected or prevented. Contract Owners engaging in such trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify all frequent trading activity. Contract Owners still may be subject to their harmful effects if Thrivent Financial is unable to detect and deter abusive trading practices.

SURRENDERS AND WITHDRAWALS

You may be able to withdraw or surrender the Contract if you elect the revocable life income payment option at the time you purchase your Contract. However, you may not surrender or withdraw from the Contract if you elect the irrevocable life income payment option.

If you elected the revocable life income payment option, you may surrender the Contract at any time while an Annuitant is alive. If you elected a fixed period income, you may withdraw up to the commuted value of the Contract. If you elected a Single or Joint Life Income, you may withdraw up to the commuted value of the Contract less all previous withdrawals. Withdrawals decrease subsequent Annuity Payments. To completely surrender the Contract you must submit a signed Written Request on an approved surrender form to our Service Center.

To make a withdrawal you may submit an approved form, or if you have authorized telephone transactions, you may phone in your request. Authorized telephone requests may not be made for $100,000 or more.

The surrender or withdrawal will not be processed until we receive your surrender request in good order at our Service Center. You may obtain the approved Thrivent Financial form by contacting your Thrivent Financial representative or calling our Service Center at (800) THRIVENT. We do not accept telephone requests for full surrenders. We must receive a withdrawal or surrender request by 4:00 p.m. Eastern Time on a Valuation Date in order to process it on the same day. We will send your withdrawal or surrender amount by electronic funds transfer to the financial institution that you request or by check to address of record.

Generally, we will pay you the requested withdrawal or surrender amount within seven days of our receipt of your request. In certain cases we may postpone payment of your withdrawal or surrender beyond the seven days.

SURRENDERS AND WITHDRAWALS

Please see Postponement of Payments for more information.

You may select the source of a withdrawal by specifically indicating the Subaccount or Fixed Account. However, we must agree to any selection. If you request a withdrawal and do not specify the source of the withdrawal (the specific Subaccount(s) or Fixed Account), we will take the withdrawal on a pro rata basis from each Subaccount and the Fixed Account. You may not withdraw less than $1,000 at one time. If you take a withdrawal, we will issue you a supplemental Contract for the remaining Annuity Payments.

You must have a Medallion Signature Guarantee if you want to surrender or withdraw a value of $500,000 or more. Certain surrender requests of less than $500,000 require either a Medallion Signature Guarantee, a notarized signature, or an attestation of your signature by a Thrivent registered representative. These authentication procedures are designed to protect against fraud. Such an authentication procedure would be required for:

♦	Surrender of a value of $100,000 or more;

♦	Request to send proceeds to an address other than the one listed on the account;

♦	Request to wire funds or directly deposit funds to a bank account with a bank name registration different than the bank name of the account;

♦	Request to make redemption proceeds payable to someone other than the current owner;

♦	Request to withdraw or surrender if there has been a change of address on the account within the preceding 15 days; and

♦	Certain other transactions as determined by us.

A Medallion Signature Guarantee is a stamp provided by a financial institution that guarantees your signature. You sign the Thrivent Financial approved form and have the signature(s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, brokerage firm, credit union, or a savings bank participating in the Medallion Signature Guarantee Program. We may waive the Medallion Signature Guarantee in limited circumstances. A Notary Public is an individual who is authorized to authenticate signatures and can be found in law firms or many of the same places that an individual who provides Medallion Signature Guarantees can be found. Attestation by a financial representative requires the verification and witness of your signature by a Thrivent Financial representative. A withdrawal or surrender may result in adverse tax consequences, including the imposition of a 10% federal premature distribution penalty For all surrenders, you should consider the tax implications of a surrender before you make a surrender request. See Federal Tax Status.

For more complete instructions pertaining to your individual circumstances, please contact our Service Center at (800) 847-4836.

DEATH OF THE OWNER AND/OR ANNUITANT

If you are a joint Annuitant and joint owner, and die during the guaranteed payment period, we will continue making payments to the surviving joint owner, if any. The surviving joint owner, if any, will become the sole Annuitant and owner. If you are a joint Annuitant and joint owner and die after the end of the guaranteed payment period, we will make payments to the surviving joint owner, if any, based upon the reduction factor you selected.

If you are the only Annuitant and owner and die during the guaranteed payment period, we will continue

DEATH OF THE OWNER AND/OR ANNUITANT

making payments to your beneficiary for the remainder of the guaranteed payment period, if any. Your beneficiary will have the option of receiving the commuted value as a single lump sum in lieu of continuing to receive payments.

If you are the only Annuitant and owner and die after the guaranteed payment period, no death proceeds would be payable.

If the owner is an entity, upon the Annuitant’s death, we will continue making payments to the beneficiary for the remainder of the guaranteed payment period, if any. Generally, the owner will also be the beneficiary. The beneficiary will have the option of receiving the commuted value as a single lump sum in lieu of continuing to receive payments. If the Annuitant died after the guaranteed payment period, no death proceeds would be payable.

Upon your death, any remaining Annuity Payments will be distributed at least as rapidly as under the method of distribution being used as of the date of your death.

We will calculate the death proceeds payable as of the date of death when we receive notice of the death at our Service Center.

We will not recover from the payee or recipient any Annuity Payments made on or after the date of death but before we receive notice of the death at our Service Center if the Annuity Payment(s) is made within a guaranteed payment period.

Before we can process any death proceeds, we must receive at our Service Center:

♦	proof that the Annuitant or owner died;

♦	a completed claim form; and

♦	any other information that we reasonably require to process the claim.

Upon receipt at our Service Center of instructions in proper form from the beneficiary or owner to resume Annuity Payments, we will make any Annuity Payments that had gone unpaid since we received notice of the death. We will then resume making Annuity Payments. If we receive instructions to pay the death proceeds in a lump sum, we will calculate the commuted value as of the date of death, plus interest, minus any Annuity Payments made before we were notified of the death.

CONTRACT FEES AND CHARGES

We may profit from one or more of the charges deducted under the Contract. We may use these profits for any corporate purpose, including financing the distribution of the Contracts.

Withdrawal or Surrender Charge

There is no sales charge deducted from your premium payment. There also is no direct withdrawal or surrender charge applicable to the Contract, but if you withdraw from or surrender the Contract, we will pay you the commuted value of the Contract. We calculate the commuted value you receive for the Fixed Account using an interest rate that is 0.5% higher than the rate used to determine the Annuity Payments. For variable Subaccounts, we currently use an interest rate that is 0.5% greater than the assumed investment return that you selected. Since we use a higher interest rate in calculating the commuted value, the Contract has an indirect withdrawal and surrender charge. Also, the amount that you will receive upon a withdrawal or surrender of the Contract will be less than you would have received had you chosen to continue receiving Annuity Payments. While there is no direct surrender charge, the computation of the commuted value assumes an indirect charge that varies with each situation. However, this indirect charge will never exceed 9%.

CONTRACT FEES AND CHARGES

Transfer Charge

You may make twelve free transfers in each Contract Year. We will charge you $25 for each subsequent transfer.

Mortality and Expense Risk Charge

To compensate us for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge from the net assets of each Subaccount in the Variable Account. We impose a mortality and expense risk charge at an annual rate of 1.25% of the average daily net assets of such Subaccount in the Variable Account for the mortality and expense risks it assumes under the Contract.

In assuming the mortality risk, we incur the risks that our actuarial estimate of mortality rates may prove erroneous, and Annuitants will live longer than expected. If the mortality and expense risk charge and other charges under a Contract are insufficient to cover the actual mortality costs and administrative expenses incurred by us, we will bear the loss. Conversely, if the mortality and expense risk charge proves more than sufficient, we will keep the excess for any proper corporate purpose including, among other things, payment of sales expenses. We expect to make a profit from this charge.

Miscellaneous

Because the Variable Account purchases shares of the Fund, the net assets of the Variable Account will reflect the investment advisory fees or other expenses incurred by the Fund. See Fee and Expense Tables and the accompanying current prospectus of the Fund.

We reserve the right to impose charges or establish reserves for any federal or local taxes that we incur today or may incur in the future and that we deem attributable to the Contract.

Taxes

Currently, we do not assess a charge against the Variable Account for federal income taxes or state premium taxes. We may assess such a charge in the future if income or gains within the Variable Account result in any federal income tax liability to us or we become subject to state premium taxes. Charges for any other taxes attributable to the Variable Account may also be made. See Federal Tax Status.

GENERAL INFORMATION ABOUT THE CONTRACT

The Entire Contract

The entire Contract between you and us consists of:

♦	the Contract;

♦	the application;

♦	endorsements or amendments, if any; and

♦	the Thrivent Financial Articles of Incorporation and Bylaws in force as of the Issue Date of your Contract.

We treat any statements you make in the application as representations and not warranties. We will not use a statement to void the Contract or to deny a claim unless it appears in the application. No representative of ours except the president or the secretary may change any part of the Contract on our behalf. We will not be able to contest the Contract after it has been in effect for two years from its Issue Date, provided that the Annuitant is still living.

Gender Neutral Benefits

In 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that the application of sex-distinct actuarial tables to employees based upon their gender in calculating the amount of retirement benefits violates Title VII of the Civil Rights Act of 1963. Because of this decision, employer-sponsored retirement

GENERAL INFORMATION ABOUT THE CONTRACT

plans may not use sex-distinct actuarial annuity rates in determining benefits.

Generally, annuity payments described in this Prospectus are determined using sex-distinct actuarial tables based on the Annuitant’s gender. However, annuity payments will be based on a gender neutral basis for the following:

♦	Contracts used in an employer sponsored retirement plan;

♦	Contracts issued in Massachusetts (beginning January 1, 2009); and

♦	Contracts issued in Montana (beginning October 1, 1985).

State Variations

Any state variations in the Contract are covered in a special policy form for use in that state. This Prospectus provides a general description of the Contract. Your actual Contract and any endorsements are the controlling documents. If you would like to review a copy of the Contract and endorsements, contact our Service Center.

Reports to Contract Owners

At least annually, we will mail you a report showing the Annuity Payments for your Contract as of a date not more than two months prior to the date of mailing and any further information required by any applicable law. We will mail your report to your last known address unless prior mailings have been returned undeliverable to us. We will make a reasonable effort in these situations to locate you in order to continue mailing your report and other related documents. Please notify the Service Center if your address has changed.

Date of Receipt

Unless we state otherwise, the date of receipt by us of any premium made, Written Request, telephone request or any other communication is the actual date it is received at our Service Center in proper form. If we receive them after the close of regular trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time or on a date which is not a Valuation Date, we will consider the date of receipt to be the next Valuation Date.

Payment by Check

If you make a premium by check and your check is returned to us for insufficient funds, we do reserve the right to seek reimbursement for any payments we made to you.

Postponement of Payments

We may defer payment of any surrender, death benefit or Annuity Payment amounts that are in the Variable Account if:

(1)	The New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; or

(2)	An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets.

Transfers and allocations among the Subaccounts and the Fixed Account may also be postponed under these circumstances.

Anti-Money Laundering

In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of federal law. Among other things, this program requires us, our financial representatives and customers to comply with certain procedures and standards that serve to ensure that our customers’ identities are properly verified and that premiums are not derived from improper sources. We reserve the right to verify any information received by accessing information maintained in databases internally or externally.

GENERAL INFORMATION ABOUT THE CONTRACT

Applicable laws designed to prevent terrorist financing and money laundering might in certain circumstances, require us to block certain transactions until we receive authorization from the appropriate regulator.

Our anti-money laundering program is subject to change without notice to account for changes in applicable laws or regulations. We may also make changes as a result of our ongoing assessment of exposure to illegal activity.

Maintenance of Solvency

This provision applies only to values in the Fixed Account.

If our reserves for any class of Contract become impaired, you may be required to make an extra payment. Our Board of Directors will determine the amount of any extra payment based on each member’s fair share of the deficiency. If the payment is not made, it will be charged as a loan against the Contract with an interest rate of 5% per year. You may choose an equivalent reduction in benefits instead of or in combination with the loan. Any indebtedness and interest charged against the Contract, or any agreement for a reduction in benefits, shall have priority over the interest of any owner, beneficiary, or collateral assignee under the Contract.

Contract Inquiries

You may make inquiries regarding the Contract by writing or calling our Service Center at 1-800-THRIVENT (1-800-847-4836).

FEDERAL TAX STATUS

General

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address any federal estate or gift tax consequences, or any state or local tax consequences, associated with the Contract. In addition, we make no guarantee regarding any tax treatment—federal, state, or local—of any Contract or any transaction involving a Contract.

Tax Status of the Variable Account

The Variable Account is not separately taxed as a “regulated investment company” under the Code, but rather is treated as our separate account. Under current law, both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without taxation to us. However, we reserve the right in the future to make a charge against the Variable Account or the Contract for any federal, state, or local income taxes that we incur and determine to be attributable to the Variable Account or the Contract.

Taxation of Annuities in General

The following discussion assumes that the Contract is not used in connection with a Qualified Plan.

Tax Treatment as an Annuity

Under current law, a Contract is eligible to be taxed as an annuity contract as described below only if certain

FEDERAL TAX STATUS

requirements are met. These requirements are: (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations; (2) the Company, rather than the Contract Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; and (3) the Contract Owner is an individual, an individual is treated as the Contract Owner for tax purposes, or another exception in the tax law (such as the exception for an “immediate annuity”) applies.

Diversification Requirements. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these rules, the Contract will not be treated as an annuity contract for federal income tax purposes, with the result that the Contract Owner may be subject to income tax treatment that is more adverse than described below. We expect that the Variable Account, through the Fund, will comply with these rules.

Ownership Treatment. In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account used to support their contracts. In those circumstances, the account’s income and gains would be currently includible in the contract owners’ gross income. The Internal Revenue Service (the “IRS”) has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in IRS rulings in which the contract owners were determined not to be the owners of the assets of a segregated asset account. For example, the Contract Owner has the choice of more investment options to which to allocate the single premium payment and to reallocate annuity unit values than were addressed in those rulings. These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

Contracts Not Owned by Individuals. As a general rule, Contracts held by “nonnatural persons” such as a corporation, trust, or other similar entity are not treated as annuity contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Contract Owner during the taxable year. However, this rule generally will not apply to a Contract held by a trust or other entity which holds the Contract as an agent for a natural person. In addition, this rule will not apply to a Contract purchased with a single premium payment when the annuity starting date is no later than one year from the purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity income period. The rule also will not apply to: (1) a Contract acquired by the estate of a decedent by reason of the death of the decedent; (2) Contracts used in connection with certain Qualified Plans; (3) Contracts purchased by employers upon the termination of certain Qualified Plans; and (4) certain Contracts used in connection with structured settlement agreements.

Distribution Requirements. The Code requires that nonqualified Contracts contain specific provisions for distribution of proceeds upon the death of any owner. In order to be treated as an annuity Contract for federal income tax purposes, the Code requires that such Contracts provide that if any owner dies on or after the

FEDERAL TAX STATUS

annuity commencement date and before the entire interest in the Contract has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner’s death. Under the Contract, the beneficiary is the designated beneficiary of an owner/Annuitant and the successor owner is the designated beneficiary of an owner who is not the Annuitant. If any owner is not a natural person, then for purposes of these distribution requirements, the primary Annuitant shall be treated as an owner and any death or change of such primary Annuitant shall be treated as the death of an owner. The nonqualified Contracts contain provisions intended to comply with these requirements of the Code.

The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.

Taxation of Annuity Income Payments

Normally, the portion of each annuity income payment includible in income for federal tax purposes is the excess of the payment over an exclusion amount. In the case of variable income payments, this exclusion amount is the “investment in the contract” allocated to the Variable Account when payments begin, adjusted for any period certain or refund feature, divided by the number of payments expected. In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment, by (2) the ratio of the investment in the contract allocated to our Fixed Account, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments. For these purposes, the expected number or amount of annuity income payments is determined by Treasury Department regulations which take into account the Annuitant’s life expectancy and the form of annuity benefit selected. Also, the investment in the contract at any time equals the single premium paid for the Contract less any amounts received from the Contract up to that time which were excludable from income.

Once the total amount of the investment in the contract is excluded using the above formulas, annuity income payments will be fully taxable. All amounts includible in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the lower rates currently applicable to long-term capital gains and corporate dividends. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction.

Beginning in 2013, income from annuities will be subject to the Medicare Tax on Investment Income. This tax will be imposed on individuals with and modified adjusted gross income (MAGI) of more than $200,000 and joint filers with an MAGI of more than $250,000. Generally, the tax rate will be 3.8% of the lesser of the net investment income or the amount the MAGI exceeds the threshold amount.

Taxation of Withdrawals and Surrenders

In the case of a withdrawal, the amount received may be includible in income for federal tax purposes in whole or part. While the amount so includible is not entirely clear, it may equal the amount by which the commuted value of the Contract before the withdrawal exceeds the investment in the contract (defined above). In the case of a surrender, the amount received is includible in income to the extent that it exceeds the investment in the contract.

Tax Treatment of Life Income with Guaranteed Payment Period After Annuitant’s Death

Where a guaranteed payment period exists under a life income option and the Annuitant dies before the end of that period, payments made to the beneficiary for the remainder of that period are includible in income as follows: (1) if received as the commuted value in a lump sum, the payment is includible to the extent that it exceeds the unrecovered investment in the contract; or (2) if distributed in accordance with the existing annuity income option, they are fully excluded from

FEDERAL TAX STATUS

income until the remaining investment in the contract is deemed to be recovered, and all payments thereafter are fully includible in income.

Penalty Tax on Premature Distributions

Technically, the amount of any payment from the Contract that is includible in income is subject to a 10% penalty tax. However, this penalty tax does not apply to any payment: (1) received on or after the Contract Owner attains age 59 1/2; (2) attributable to the Contract Owner’s becoming disabled (as defined in the tax law); (3) made on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law); (4) that is part of a series of substantially equal periodic payments, not less frequently than annually, for the life or life expectancy of the Contract Owner or the joint lives or joint life expectancies of the Contract Owner and a designated beneficiary (as defined in the tax law); or (5) made under a Contract purchased with a single premium payment when the annuity starting date is no later than one year from the purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

Aggregation of Contracts

In certain circumstances, the IRS may determine the amount of any distribution from the Contract that is includible in income by combining some or all of the annuity contracts a person owns. For example, if a person purchases a Contract and also purchases at approximately the same time a deferred annuity issued by us, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his or her interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if a person purchases two or more Contracts from us (or an affiliate) during any calendar year, all such Contracts will be treated as one contract for purposes of determining the amount of any withdrawal or surrender that is includible in income. The effects of such aggregation are not always clear; however, such aggregation could affect the amount of a surrender or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.

Exchanges of Annuity Contracts

We may issue the Contract in exchange for another annuity contract. Such an exchange will be income tax free if certain requirements are satisfied (a 1035 Exchange). If the exchange is tax free, the investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional premium payment made as part of the exchange. If part of an existing contract is exchanged for the Contract, the IRS might treat the two contracts as one annuity contract in certain circumstances. (See “Aggregation of Contracts.”) You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract.

Qualified Plans

The Contracts also are designed for use with several types of Qualified Plans. Participants under such Qualified Plans as well as Contract Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contracts issued in connection with them. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.

The tax rules applicable to Qualified Plans, and to a Contract when used in connection with a Qualified Plan, vary according to the type of plan and the terms and conditions of the plan itself, and they take precedence over the general annuity tax rules described above. For example, for annuity income payments, withdrawals, and surrenders under Contracts used in Qualified Plans, there may be no “investment in the contract,” with the result that the total amount received may be includible in income. The includible amount is taxed at ordinary income tax rates, and a 10% penalty

FEDERAL TAX STATUS

tax also may apply. Exceptions to this penalty tax vary depending on the type of Qualified Plan involved; in the case of an Individual Retirement Annuity (discussed below), exceptions comparable to those described above are available.

The following briefly describes certain types of Qualified Plans in connection with which we may issue a Contract.

Individual Retirement Accounts and Annuities. Section 408 of the Code permits eligible individuals to contribute to an Individual Retirement Account or an Individual Retirement Annuity (collectively known as an “IRA”). IRAs are subject to limits on the amounts that may be contributed and deducted, on the persons who may be eligible to do so, and on the time when distributions may commence. Also, subject to certain requirements discussed below, you may “roll over” distributions from certain Qualified Plans on a tax-deferred basis into an IRA.

Roth IRAs. Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a “Roth IRA.” Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, “qualified distributions” (those that satisfy certain waiting and use requirements) from a Roth IRA will be excludable from income. Subject to certain restrictions, a distribution from an eligible employer-sponsored qualified plan may be directly moved to a Roth IRA. This movement is called a “qualified rollover contribution.”

Section 403(b) Plans. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational, and scientific organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of premium payments from income for federal tax purposes. Subject to plan provisions, distributions from a Contract purchased under section 403(b) may be paid only when the employee reaches age 59 1/2, separates from service, dies, or becomes disabled, the 403(b) plan terminates, or in the case of financial hardship. As a result, the Contract Owner will not be entitled to exercise withdrawal or surrender rights under the Contract unless one of the above conditions is satisfied.

For contracts maintained pursuant to an employer sponsored 403(b) plan, we may require the employer’s signature to process any requests for withdrawal, surrender, rollover or transfers to another contract.

Direct Rollovers

If your Contract is purchased under section 403(b) of the Code or is used in connection with certain other Qualified Plans, any “eligible rollover distribution” from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from certain Qualified Plans (including from a Contract purchased under section 403(b)) excluding amounts such as minimum distributions required under the Code. Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, the Owner cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if the distribution is directly rolled over to an IRA or to another eligible retirement plan.

Federal Income Tax Withholding

We will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the payee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates applicable to the taxable portion of annuity income payments (other than eligible rollover distributions made in connection with Qualified Plans) are the same as the withholding rates generally applicable to payments of wages. Further, a 10%

FEDERAL TAX STATUS

withholding rate applies to the taxable portion of non-periodic payments (including withdrawals and surrenders), and as discussed above, the withholding rate applicable to eligible rollover distributions is 20%. Whether or not federal income tax is withheld, the Contract Owner (or other applicable taxpayer) remains liable for payment of federal income tax on Contract distributions.

VOTING RIGHTS

To the extent required by law, we will vote the Fund’s shares held in the Variable Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of the Variable Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Fund’s shares in our own right, we may elect to do so.

The number of votes which a Contract Owner or person entitled to receive Annuity Payments has the right to instruct will be calculated separately for each Subaccount. The number of votes which each Contract Owner has the right to instruct will be determined by dividing a Contract’s value in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. The number of votes which each person entitled to receive Annuity Payments has the right to instruct will be determined by dividing the Contract’s reserves in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Portfolio which the Contract Owner or person entitled to receive Annuity Payments has the right to instruct will be determined as of the date coincident with the date established by the Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Fund.

Any Portfolio shares held in the Variable Account for which we do not receive timely voting instructions, or which are not attributable to Contract Owners, will be voted by us in proportion to the instructions received from all Contract Owners. Any Portfolio shares held by us or our affiliates in general accounts will, for voting purposes, be allocated to all separate accounts of ours and our affiliates having a voting interest in that Portfolio in proportion to each such separate account’s votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.

Sales and Other Agreements

Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent Financial, is a registered broker- dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.

SALES AND OTHER AGREEMENTS

The financial representative in this transaction is a duly licensed registered representative of Thrivent Investment Management Inc. and is also an appointed insurance agent of Thrivent Financial. The financial representative receives commissions and other incentives, which may be substantial, from Thrivent Financial in return for serving as its agent for the sale of the Contracts. This compensation is separate from, and in addition to, any fee you may be paying for investment advisory services including financial planning services, and may vary depending on the size of the Contract purchased, the total number of insurance contracts or annuity contracts sold by the financial representative, and other factors including whether you currently own a product sold by Thrivent Financial or our affiliates. The commissions that the financial representative receives typically will increase as the size of the Contract increases, but will not result in any charge to you in addition to the charges already described in this Prospectus. (Commissions and other incentives are described below.) As a result, the financial representative may have a conflict of interest if he or she is acting as your representative for advisory services and acting as an agent of ours for purposes of the sale of the Contract.

Our financial representatives sell almost exclusively insurance and annuity products of ours. It is more profitable for us and our affiliates if you purchase products issued by us instead of those issued by other insurance companies. As a result, we typically have a financial interest in the sale of the Contract, and an incentive to recommend that you purchase a contract issued by Thrivent Financial instead of a contract issued by another company. Sales of Thrivent Financial insurance products, which includes variable annuity and variable life insurance contracts, helps support our mission of service to congregations and communities. This gives both the organization and our members an opportunity to promote volunteerism, aid those in need, strengthen non-profit organizations and address critical community needs.

In addition, compensation varies by product type. As a result, your financial representative in this transaction may have a financial incentive to recommend that you purchase one product instead of another.

From time to time and in accordance with applicable laws and regulations, financial representatives are eligible for various incentives. These include cash incentives such as bonuses and sales incentives, and non-cash incentives such as conferences, seminars and trips. Sales of contracts may help the financial representative in this transaction and/or his or her supervisors qualify for such incentives. Compensation consists of commissions, bonuses and promotional incentives. Commissions range from 0.25% to 2.00% of the premium paid into the contract. The commission varies based upon the type of annuity payment selected, the age of the insured (for variable settlement options only) and duration of the period. Your financial representative may receive cash bonuses ranging from 0% to 50% of base commissions, if eligible. Your financial representative may receive asset-based compensation ranging from 0% to 0.30%, if eligible.

In addition to commissions, we may pay or provide other promotional incentives. If, in the case of a full surrender, we persuade you to retain your contract instead of surrendering it, your financial representative may be eligible for a retention bonus. Financial representatives may be eligible for promotional incentives depending on the level of their sales of these contracts as well as the other products we offer. These promotional incentives may include, but are not limited to:

♦	sponsorship of marketing, educational, compliance meetings and conferences, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

♦	marketing support related to sales of the contract including for example, the creation of marketing materials and advertising; and

♦	providing services to contract owners.

SALES AND OTHER AGREEMENTS

These promotional incentives or reimbursements may be calculated as a percentage of the financial representative’s total assets attributable to sales of the contract or may be a fixed dollar amount. This additional compensation may provide an incentive for the financial representative to favor the contracts over other products.

In addition, our home office employees, as well as our field management personnel who manage our financial representatives, are eligible to receive incentive compensation, based on the amount of sales by the financial representatives of ours and others insurance and annuity products.

L EGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent Financial nor Thrivent Investment Management Inc. is involved in any litigation that is of material importance in relation to their financial condition or that relates to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of Thrivent Financial and the Variable Account are contained in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

♦ Introduction
♦ Principal Underwriter
♦ Standard and Poor’s Disclaimer
♦ Independent Registered Public Accounting Firm and Financial Statements

You may obtain a copy of the SAI and all other documents required to be filed with the SEC without charge by calling us at 1-800-THRIVENT (1-800-847-4836), going online at thrivent.com, or by writing us at Thrivent Financial for Lutherans, 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001.

You may obtain copies of the prospectus, SAI, annual report and all other documents required to be filed with the Securities and Exchange Commission at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling (202) 551-8090. Reports and other information about Thrivent Variable Annuity Account II are available on the Commission’s web site at www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, U.S. Securities & Exchange Commission, 100 F Street, N.E., Washington, DC 20549.

THRIVENT VARIABLE ANNUITY ACCOUNT II

1933 Act Registration No. 333-71853

1940 Act Registration No. 811-09225

Please send me the Statement of Additional Information (SAI) for the:

Single Premium Immediate Variable Annuity

(Thrivent Variable Annuity Account II)

(Name)		(Date)

(Street Address)

(City)	(State)	(Zip Code)

APPENDIX A—CONDENSED FINANCIAL INFORMATION

The following tables show the historical performance of Accumulation Unit Values for each of the previous years ending December 31, for which the relevant Subaccount has been in existence. The date on which operations commenced in each price level is noted in parentheses. This information is derived from the financial statements of the Variable Account and should be read in conjunction with the financial statements, related notes and other financial information of the Variable Account included in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by contacting us at 1-800-THRIVENT (1-800-847-4836) or visiting our website at www.thrivent.com.

Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003
Thrivent Aggressive Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$12.12	$12.78	$11.01	$8.53	$13.77	$12.75	$11.35	$10.00	—	—
value at end of period	$13.44	$12.12	$12.78	$11.01	$8.53	$13.77	$12.75	$11.35	—	—
number outstanding at end of period (000 omitted)	112	121	128	141	154	164	158	19	—	—

Thrivent Moderately Aggressive Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$12.19	$12.70	$11.14	$8.69	$13.22	$12.42	$11.12	$10.00	—	—
value at end of period	$13.58	$12.19	$12.70	$11.14	$8.69	$13.22	$12.42	$11.12	—	—
number outstanding at end of period (000 omitted)	625	642	717	777	803	820	647	180	—	—

Thrivent Moderate Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$12.43	$12.71	$11.32	$9.04	$12.66	$12.01	$10.91	$10.00	—	—
value at end of period	$13.71	$12.43	$12.71	$11.32	$9.04	$12.66	$12.01	$10.91	—	—
number outstanding at end of period (000 omitted)	1,190	1,297	1,346	1,434	1,557	1,580	878	286	—	—

Thrivent Moderately Conservative Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$12.41	$12.54	$11.40	$9.42	$12.01	$11.52	$10.65	$10.00	—	—
value at end of period	$13.43	$12.41	$12.54	$11.40	$9.42	$12.01	$11.52	$10.65	—	—
number outstanding at end of period (000 omitted)	648	723	722	754	732	737	460	138	—	—

Thrivent Partner Technology Subaccount (March 2, 2001)[1]
Accumulation unit:
value at beginning of period	$6.99	$8.12	$6.58	$4.25	$8.33	$7.60	$7.45	$7.27	$7.02	$4.68
value at end of period	$8.36	$6.99	$8.12	$6.58	$4.25	$8.33	$7.60	$7.45	$7.27	$7.02
number outstanding at end of period (000 omitted)	16	18	24	29	35	42	46	54	53	33

Thrivent Partner Healthcare Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$11.32	$11.91	$10.86	$8.88	$10.00	—	—	—	—	—
value at end of period	$13.49	$11.32	$11.91	$10.86	$8.88	—	—	—	—	—
number outstanding at end of period (000 omitted)	12	14	12	11	2	—	—	—	—	—

Thrivent Natural Resources Subaccount (April 30, 2008)[2]
Accumulation unit:
value at beginning of period	$7.98	$9.27	$8.07	$5.68	$10.00	—	—	—	—	—
value at end of period	$7.63	$7.98	$9.27	$8.07	$5.68	—	—	—	—	—
number outstanding at end of period (000 omitted)	18	20	17	14	5	—	—	—	—	—

[1]	Formerly known as Thrivent Technology Subaccount
[2]	Formerly known as Thrivent Partner Natural Resources Subaccount

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003
Thrivent Partner Emerging Markets Equity Subaccount (April 30, 2008)[1]
Accumulation unit:
value at beginning of period	$10.69	$12.14	$9.65	$5.59	$10.00	—	—	—	—	—
value at end of period	$13.30	$10.69	$12.14	$9.65	$5.59	—	—	—	—	—
number outstanding at end of period (000 omitted)	10	10	7	6	0	—	—	—	—	—

Thrivent Real Estate Securities Subaccount (April 30, 2003)
Accumulation unit:
value at beginning of period	$22.43	$20.86	$16.56	$12.99	$20.96	$25.52	$19.25	$17.21	$12.89	$10.00
value at end of period	$26.03	$22.43	$20.86	$16.56	$12.99	$20.96	$25.52	$19.25	$17.21	$12.89
number outstanding at end of period (000 omitted)	30	36	42	50	62	74	85	96	74	31

Thrivent Partner Small Cap Growth Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$12.48	$13.14	$10.32	$7.76	$13.84	$12.91	$11.61	$11.31	$10.29	$7.24
value at end of period	$13.76	$12.48	$13.14	$10.32	$7.76	$13.84	$12.91	$11.61	$11.31	$10.29
number outstanding at end of period (000 omitted)	13	15	18	21	26	27	30	32	21	9

Thrivent Partner Small Cap Value Subaccount (April 30, 2003)
Accumulation unit:
value at beginning of period	$22.51	$23.26	$19.07	$14.83	$20.58	$21.06	$17.55	$16.95	$14.04	$10.00
value at end of period	$25.42	$22.51	$23.26	$19.07	$14.83	$20.58	$21.06	$17.55	$16.95	$14.04
number outstanding at end of period (000 omitted)	17	20	23	25	26	35	35	48	35	10

Thrivent Small Cap Stock Subaccount (March 2, 2001)
Accumulation unit:
value at beginning of period	$14.96	$15.99	$12.95	$10.89	$17.65	$16.84	$15.11	$14.06	$11.78	$8.51
value at end of period	$16.16	$14.96	$15.99	$12.95	$10.89	$17.65	$16.84	$15.11	$14.06	$11.78
number outstanding at end of period (000 omitted)	41	51	64	80	87	107	122	125	109	105

Thrivent Small Cap Index Subaccount (August 2, 1999)
Accumulation unit:
value at beginning of period	$33.95	$34.19	$27.51	$22.23	$32.66	$33.24	$29.34	$27.68	$22.95	$16.82
value at end of period	$38.87	$33.95	$34.19	$27.51	$22.23	$32.66	$33.24	$29.34	$27.68	$22.95
number outstanding at end of period (000 omitted)	50	58	68	82	100	124	150	172	179	184

Thrivent Mid Cap Growth Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$16.41	$17.57	$13.78	$9.25	$15.90	$13.43	$12.52	$11.39	$10.36	$7.72
value at end of period	$18.19	$16.41	$17.57	$13.78	$9.25	$15.90	$13.43	$12.52	$11.39	$10.36
number outstanding at end of period (000 omitted)	84	89	100	109	128	113	127	155	123	40

Thrivent Partner Mid Cap Value Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$12.73	$13.76	$11.17	$8.55	$13.33	$13.08	$11.45	$10.00	—	—
value at end of period	$14.87	$12.73	$13.76	$11.17	$8.55	$13.33	$13.08	$11.45	—	—
number outstanding at end of period (000 omitted)	4	4	4	4	11	10	10	3	—	—

Thrivent Mid Cap Stock Subaccount (March 2, 2001)
Accumulation unit:
value at beginning of period	$13.98	$15.10	$12.17	$8.86	$15.15	$14.51	$12.96	$11.27	$9.74	$7.46
value at end of period	$15.77	$13.98	$15.10	$12.17	$8.86	$15.15	$14.51	$12.96	$11.27	$9.74
number outstanding at end of period (000 omitted)	42	57	73	85	95	116	133	125	100	84

[1]	Formerly known as Thrivent Partner Emerging Markets Subaccount

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003
Thrivent Mid Cap Index Subaccount (March 2, 2001)
Accumulation unit:
value at beginning of period	$16.92	$17.52	$14.09	$10.44	$16.59	$15.61	$14.39	$12.97	$11.35	$8.53
value at end of period	$19.61	$16.92	$17.52	$14.09	$10.44	$16.59	$15.61	$14.39	$12.97	$11.35
number outstanding at end of period (000 omitted)	33	38	46	57	75	92	116	119	105	72

Thrivent Partner Worldwide Allocation Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$7.64	$8.80	$7.85	$6.04	$10.00	—	—	—	—	—
value at end of period	$8.95	$7.64	$8.80	$7.85	$6.04	—	—	—	—	—
number outstanding at end of period (000 omitted)	149	11	10	8	3	—	—	—	—	—

Thrivent Partner Socially Responsible Stock Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$9.79	$10.09	$8.64	$6.45	$10.00	—	—	—	—	—
value at end of period	$11.24	$9.79	$10.09	$8.64	$6.45	—	—	—	—	—
number outstanding at end of period (000 omitted)	10	11	6	2	0	—	—	—	—	—

Thrivent Partner All Cap Growth Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$8.93	$9.74	$7.87	$5.30	$10.00	—	—	—	—	—
value at end of period	$9.80	$8.93	$9.74	$7.87	$5.30	—	—	—	—	—
number outstanding at end of period (000 omitted)	3	4	5	8	1	—	—	—	—	—

Thrivent Partner All Cap Value Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$8.03	$9.05	$7.71	$5.53	$10.00	—	—	—	—	—
value at end of period	$8.86	$8.03	$9.05	$7.71	$5.53	—	—	—	—	—
number outstanding at end of period (000 omitted)	3	4	5	6	0	—	—	—	—	—

Thrivent Partner All Cap Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$10.95	$11.65	$10.14	$7.99	$14.17	$11.92	$10.46	$8.95	$7.97	$6.54
value at end of period	$12.41	$10.95	$11.65	$10.14	$7.99	$14.17	$11.92	$10.46	$8.95	$7.97
number outstanding at end of period (000 omitted)	23	27	33	40	46	54	56	44	32	18

Thrivent Large Cap Growth Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$11.32	$12.10	$11.07	$7.93	$13.84	$12.00	$11.39	$10.78	$10.13	$7.86
value at end of period	$13.33	$11.32	$12.10	$11.07	$7.93	$13.84	$12.00	$11.39	$10.78	$10.13
number outstanding at end of period (000 omitted)	155	179	206	236	290	333	383	441	332	91

Thrivent Partner Growth Stock Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$13.24	$13.61	$11.82	$8.36	$14.62	$13.55	$12.13	$11.55	$10.64	$8.22
value at end of period	$15.52	$13.24	$13.61	$11.82	$8.36	$14.62	$13.55	$12.13	$11.55	$10.64
number outstanding at end of period (000 omitted)	12	14	17	23	33	40	37	35	27	8

Thrivent Large Cap Value Subaccount (April 25, 2003)
Accumulation unit:
value at beginning of period	$14.90	$15.57	$14.00	$11.71	$18.05	$17.46	$14.89	$14.09	$12.50	$10.00
value at end of period	$17.30	$14.90	$15.57	$14.00	$11.71	$18.05	$17.46	$14.89	$14.09	$12.50
number outstanding at end of period (000 omitted)	51	61	76	89	117	146	164	181	150	78

Thrivent Large Cap Stock Subaccount (March 2, 2001)
Accumulation unit:
value at beginning of period	$8.69	$9.22	$8.42	$6.68	$10.86	$10.22	$9.25	$8.89	$8.30	$6.95
value at end of period	$9.85	$8.69	$9.22	$8.42	$6.68	$10.86	$10.22	$9.25	$8.89	$8.30
number outstanding at end of period (000 omitted)	214	262	320	406	467	557	635	707	679	611

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003
Thrivent Large Cap Index Subaccount (August 2, 1999)
Accumulation unit:
value at beginning of period	$24.52	$24.41	$21.56	$17.30	$27.86	$26.82	$23.55	$22.76	$20.85	$16.46
value at end of period	$27.97	$24.52	$24.41	$21.56	$17.30	$27.86	$26.82	$23.55	$22.76	$20.85
number outstanding at end of period (000 omitted)	116	135	170	205	253	293	354	419	449	459

Thrivent Equity Income Plus Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$8.90	$9.24	$8.05	$6.98	$10.00	—	—	—	—	—
value at end of period	$9.94	$8.90	$9.24	$8.05	$6.98	—	—	—	—	—
number outstanding at end of period (000 omitted)	20	12	6	1	0	—	—	—	—	—

Thrivent Balanced Subaccount (August 2, 1999)
Accumulation unit:
value at beginning of period	$23.70	$23.03	$20.59	$17.12	$23.45	$22.51	$20.46	$19.94	$18.86	$16.14
value at end of period	$26.31	$23.70	$23.03	$20.59	$17.12	$23.45	$22.51	$20.46	$19.94	$18.86
number outstanding at end of period (000 omitted)	143	167	195	242	296	367	405	490	523	523

Thrivent High Yield Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$17.95	$17.36	$15.35	$10.83	$13.89	$13.69	$12.57	$12.23	$11.25	$8.90
value at end of period	$20.62	$17.95	$17.36	$15.35	$10.83	$13.89	$13.69	$12.57	$12.23	$11.25
number outstanding at end of period (000 omitted)	91	96	106	109	128	147	172	193	150	53

Thrivent Diversified Income Plus Subaccount (August 2, 1999)[1]
Accumulation unit:
value at beginning of period	$14.99	$14.83	$12.97	$9.87	$13.02	$13.31	$11.80	$11.54	$10.81	$8.73
value at end of period	$16.95	$14.99	$14.83	$12.97	$9.87	$13.02	$13.31	$11.80	$11.54	$10.81
number outstanding at end of period (000 omitted)	94	97	108	115	137	167	153	178	188	173

Thrivent Income Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$15.01	$14.35	$13.02	$10.87	$12.35	$12.05	$11.57	$11.45	$11.07	$10.33
value at end of period	$16.45	$15.01	$14.35	$13.02	$10.87	$12.35	$12.05	$11.57	$11.45	$11.07
number outstanding at end of period (000 omitted)	103	121	124	134	161	175	194	234	179	71

Thrivent Bond Index Subaccount (August 2, 1999)
Accumulation unit:
value at beginning of period	$21.23	$19.86	$18.41	$17.19	$17.55	$16.81	$16.37	$16.22	$15.81	$15.45
value at end of period	$22.00	$21.23	$19.86	$18.41	$17.19	$17.55	$16.81	$16.37	$16.22	$15.81
number outstanding at end of period (000 omitted)	53	62	80	91	113	130	147	171	173	190

Thrivent Limited Maturity Bond Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$12.34	$12.39	$11.91	$10.58	$11.45	$11.15	$10.80	$10.73	$10.66	$10.33
value at end of period	$12.71	$12.34	$12.39	$11.91	$10.58	$11.45	$11.15	$10.80	$10.73	$10.66
number outstanding at end of period (000 omitted)	68	68	82	92	112	134	141	175	125	54

Thrivent Mortgage Securities Subaccount (April 30, 2003)
Accumulation unit:
value at beginning of period	$13.43	$13.01	$11.75	$10.53	$11.22	$10.80	$10.45	$10.37	$10.10	$10.00
value at end of period	$14.05	$13.43	$13.01	$11.75	$10.53	$11.22	$10.80	$10.45	$10.37	$10.10
number outstanding at end of period (000 omitted)	19	18	22	25	32	34	35	42	44	26

Thrivent Money Market Subaccount (April 25, 2003)
Accumulation unit:
value at beginning of period	$1.07	$1.08	$1.09	$1.10	$1.09	$1.05	$1.01	$0.99	$1.00	$1.00
value at end of period	$1.05	$1.07	$1.08	$1.09	$1.10	$1.09	$1.05	$1.01	$0.99	$1.00
number outstanding at end of period (000 omitted)	281	407	493	811	1,107	1,493	1,102	1,304	1,481	1,065

[1]	Formerly known as Thrivent High Yield II.

Thrivent Financial for Lutherans

NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES

BUSINESS REPLY MAIL

FIRST-CLASS MAIL PERMIT NO. 184 APPLETON, WI

POSTAGE WILL BE PAID BY ADDRESSEE

ATTN: CHOOSE PAPERLESS DELIVERY
THRIVENT FINANCIAL FOR LUTHERANS
4321 N BALLARD RD
APPLETON WI 54913-9847

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Why should you consider paperless delivery?

- It provides you with easy access to prospectuses and financial reports, allowing you to view your information anytime, anywhere, without having to dig through files of paper.
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Thrivent Financial for Lutherans®
4321 N. Ballard Road, Appleton, WI 54919-0001

Choose Paperless Delivery

By signing below, I request electronic delivery of the following documents regarding my Thrivent Mutual Funds and variable insurance products issued by Thrivent Financial for Lutherans and Thrivent Life Insurance Company (including Thrivent Series Fund, Inc.):

- **Prospectuses**
- **Annual and semiannual reports**
- **Annual privacy notices**

I understand and agree to the following:

- I will receive electronic delivery of the documents designated above.
- I will no longer receive paper copies of these documents in the mail.
- A link to a printable copy of the annual privacy notice will be sent to me by electronic means at the email address I provide and I will continue to receive other privacy notices including copies of the Thrivent Financial health privacy notice and/or Notice of Insurance Information Practices by regular mail.
- I will receive periodic emails directing me to Thrivent Financial's website where documents will be available.
- I will update Thrivent Financial if my email address changes.
- I have the ability to access the Internet at my own cost and will need Adobe® Reader® to view the documents. (If I don't have it, I can download Reader® free from adobe.com.)
- This consent can be used for Thrivent Financial products I currently own or may purchase in the future, until consent is revoked.
- I can request specific documents in paper form free of charge without revoking this consent by calling Thrivent Financial Customer Service at 800-847-4836.
- My consent will remain in effect until I revoke it. I can revoke this consent or update my information at any time by changing my preference to "U.S. Mail" in the Preference Center at Thrivent.com/gopaperless (requires registration) or by calling 800-847-4836.

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Each contract owner requesting paperless delivery must complete.

Contract owner 1: ______________________________ Contract owner 2: ______________________________
(Please print first and last name) (Please print first and last name)

Email: ______________________________ Email: ______________________________

Signature: ______________________________ Signature: ______________________________

Address (if different than above): ______________________________

City: ______________________ State: ______________ ZIP: ______________

No person has been given the authority to give any information or to make any representations other than those contained in these prospectuses. If given or made, such information or representations must not be relied upon as having been authorized. These prospectuses do not constitute an offer to any person in a state where it is unlawful to make such an offer.

The variable annuity contract described herein is issued by Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, MN 55415, and distributed by Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, MN 55415, a subsidiary of Thrivent Financial for Lutherans.

33376PR R4-13 Contract Form 4470

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statement of Additional Information

Dated April 30, 2013

Single Premium Immediate Variable Annuity Contract

Offered By:

THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road Appleton, WI 54919-0001 Telephone: 800-THRIVENT E-mail: mail@thrivent.com	625 Fourth Avenue South Minneapolis, MN 55415-1665 Telephone: 800-THRIVENT E-mail: mail@thrivent.com

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus dated April 30, 2013, for Thrivent Variable Annuity Account II (the “Variable Account”) describing the individual single premium immediate variable annuity contract (“the Contract”) that Thrivent Financial for Lutherans (“Thrivent Financial”) offers to persons eligible for membership in Thrivent Financial. Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. A copy of the Prospectus may be obtained by writing to us at 4321 North Ballard Road, Appleton, WI 54919, by calling 800-THRIVENT (847-4836), or by accessing the Securities and Exchange Commission’s Web site at www.sec.gov.

Capitalized terms used in this SAI that are not otherwise defined herein shall have the meanings given to them in the Prospectus.

1

INTRODUCTION

The Contract is issued by Thrivent Financial. Thrivent Financial, a fraternal benefit society owned and operated for its members, was organized under Internal Revenue Code section 501(c)(8) and established in 1902 under the laws of the State of Wisconsin. Thrivent Financial is currently licensed to transact life insurance business in all 50 states and the District of Columbia. The Contract may be sold to or in connection with retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until a selected later date.

Premiums will be allocated, as designated by the Contract Owner, to one or more Subaccounts of the Variable Account, a separate account of Thrivent Financial and/or to the Fixed Account. The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc. ( a “Fund”), which is an open-end management investment company (commonly known as a “mutual fund”). The prospectus for the Fund that accompanies the Prospectus describes the investment objectives and attendant risks of the Portfolios of the Fund.

Additional Subaccounts (together with the related additional Portfolios ) may be added in the future. The dollar amount of each annuity payment may vary according to the investment experience of the Portfolios whose shares are held in the Subaccounts designated and/or the interest rate credited under the Fixed Account.

SERVICES

Service Agreements and Other Service Providers

Assurance and audit services are provided by Ernst & Young LLP, whose address is 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402.

There are no other service agreement contracts or service providers other than those described in this Statement of Additional Information. There is no custodian.

PRINCIPAL UNDERWRITER

Thrivent Investment Management Inc., an indirect subsidiary of Thrivent Financial, acts as the principal underwriter of the Contracts pursuant to a Principal Underwriting Agreement to which Thrivent Financial and the Variable Account are also parties. The Contracts are sold through Thrivent Financial representatives who are licensed by state insurance officials to sell the Contracts. These representatives are also registered representatives of Thrivent Investment Management Inc. The Contracts are offered in all states where Thrivent Financial is authorized to sell variable annuities.

There are no special purchase plans or exchange programs with respect to this Contract.

The offering of the Contracts is continuous.

Thrivent Financial paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Management Inc. retained $0.

2012	2011	2010
$163,705	$233,700	$207,887

STANDARD AND POOR’S DISCLAIMER

The Contracts are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the

2

owners of the Contracts or any member of the public regarding the advisability of investing in securities generally or in the Contracts particularly or the ability of the S&P MidCap 400 Index, S&P 500 or the S&P SmallCap 600 Indexes to track general stock market performance. S&P’s only relationship to Thrivent Financial is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400 Index, S&P 500 and S&P 600 SmallCap Indexes which are determined composed and calculated by the S&P without regard to the Licensee or the Contracts. S&P is not responsible for, and has not participated in, the determination of the prices and amount of the Contract or the timing of the issuance or sale of the Contracts or in the determination or calculation of the equation by which the Contract is to be converted into cash. S&P has no obligation or liability in connection with administration, marketing or trading of the Contracts.

S&P does not guarantee the accuracy and/or the completeness of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap Indexes or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Thrivent Financial, owners of the Contracts, or any other person/entity from the use of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap Indexes or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P MidCap 400 Index, S&P 500® or the S&P 600 SmallCap Indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P have liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The consolidated balance sheets of Thrivent Financial as of December 31, 2012 and 2011, as well as the related consolidated statements of comprehensive income, members’ equity and cash flows for each of the three years in the period ended December 31, 2012, and for 2012 and 2011 the related financial statement schedules appearing in this SAI and Registration Statement, have been audited by Ernst & Young LLP, independent registered public accounting firm, whose address is 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, as set forth in their report thereon appearing elsewhere herein and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Variable Annuity Account II as of December 31, 2012 and for the periods indicated therein, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Financial included in this SAI and Registration Statement should be considered as bearing only upon the ability of Thrivent Financial to meet its obligations under the Contracts. The value of the interests of owners and beneficiaries under the Contracts are affected primarily by the investment results of the Subaccounts of the Variable Account.

3

Report of Independent Registered Public Accounting Firm

The Board of Directors

Thrivent Financial for Lutherans

We have audited the accompanying consolidated financial statements of Thrivent Financial for Lutherans, which comprise the consolidated balance sheets as of December 31, 2012 and 2011, and the related consolidated statements of comprehensive income, members’ equity, and cash flows for each of the three years in the period ended December 31, 2012, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States and in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Thrivent Financial for Lutherans at December 31, 2012 and 2011, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.

Change in Accounting Principle

As discussed in Note 1 to the consolidated financial statements, Thrivent Financial for Lutherans has elected to change its method for accounting for deferred acquisition cost effective January 1, 2012. Our opinion is not modified with respect to this matter.

Minneapolis, Minnesota

February 20, 2013

Thrivent Financial for Lutherans

Consolidated Balance Sheets

As of December 31, 2012 and 2011

(in millions)

	2012	2011
Assets
Fixed maturity securities, at fair value	$42,082	$38,878
Equity securities, at fair value	891	895
Mortgage loans	7,306	7,906
Contract loans	1,255	1,273
Short-term investments	909	701
Limited partnerships	1,837	1,525
Other investments	789	729

Total investments	55,069	51,907

Cash and cash equivalents	2,666	1,504
Amounts due from brokers	18	35
Accrued investment income	428	434
Deferred acquisition costs	1,729	1,804
Receivables	254	196
Property and equipment, net	137	141
Other assets	82	83
Assets held in separate accounts	17,100	14,249

Total Assets	$77,483	$70,353

Liabilities
Future contract benefits	$18,872	$17,652
Contractholder funds	25,549	25,356
Unpaid claims and claim expenses	237	228
Amounts due to brokers	3,136	1,683
Securities lending obligation	432	455
Other liabilities	798	824
Liabilities related to separate accounts	17,100	14,249

Total Liabilities	66,124	60,447
Members’ Equity
Retained earnings	9,210	8,541
Accumulated other comprehensive income	2,149	1,365

Total Members’ Equity	11,359	9,906

Total Liabilities and Members’ Equity	$77,483	$70,353

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Comprehensive Income

For the Years Ended December 31, 2012, 2011 and 2010

(in millions)

	2012	2011	2010
Revenues
Premiums	$1,530	$1,559	$1,578
Net investment income	2,437	2,545	2,465
Realized investment gains, net	315	295	309
Contract charges	741	694	650
Investment advisory fees	222	202	176
Other revenues	280	223	212

Total Revenues	5,525	5,518	5,390

Benefits and Expenses
Contract claims and other benefits	1,473	1,404	1,335
Increase in contract reserves	909	986	787
Interest credited	1,047	1,071	1,067
Dividends to members	272	300	314

Total benefits	3,701	3,761	3,503

Underwriting, acquisition and insurance expenses	827	673	687
Amortization of deferred acquisition costs	175	101	255
Fraternal benefits and expenses	153	162	118

Total expenses	1,155	936	1,060

Total Benefits and Expenses	4,856	4,697	4,563

Net Income	669	821	827

Other Comprehensive Income
Unrealized investment gains and losses:
Arising during the period on securities available-for-sale	1,658	1,019	1,482
Reclassification adjustment for realized gains and losses included in net income	(326)	(168)	(245)
Impact on deferred acquisition costs	(163)	(82)	(395)
Impact on loss reserve adjustment	(346)	(380)	(27)
Impact on other adjustments	(10)	(4)	(6)
Pension liability adjustment	(29)	(121)	(5)

Total Other Comprehensive Income	784	264	804

Total Comprehensive Income	$1,453	$1,085	$1,631

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Members’ Equity

For the Years Ended December 31, 2012, 2011 and 2010

(in millions)

	2012	2011	2010
Retained Earnings
Balance at January 1	$8,541	$7,720	$6,893
Net income	669	821	827

Balance at December 31	9,210	8,541	7,720

Accumulated Other Comprehensive Income
Balance at January 1	1,365	1,101	297
Other comprehensive income	784	264	804

Balance at December 31	2,149	1,365	1,101

Total Members’ Equity	$11,359	$9,906	$8,821

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Cash Flows

For the Years Ended December 31, 2012, 2011 and 2010

(in millions)

	2012	2011	2010
Operating Activities
Net income	$669	$821	$827
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Change in contract liabilities and accruals	883	979	796
Change in contractholder funds	637	653	678
Change in deferred acquisition costs	(88)	(228)	(42)
Realized investment gains, net	(315)	(295)	(309)
Changes in other assets and liabilities	(43)	44	25

Net Cash Provided by Operating Activities	1,743	1,974	1,975

Investing Activities
Proceeds from sales, maturities or repayments of fixed maturity securities	7,903	8,414	9,050
Cost of fixed maturity securities acquired	(8,235)	(10,157)	(11,551)
Proceeds from sales of equity securities	1,425	1,491	2,263
Cost of equity securities acquired	(1,289)	(1,471)	(2,094)
Proceeds from mortgage loans sold, matured or repaid	728	825	713
Cost of mortgage loans issued	(923)	(736)	(670)
Purchases of fixed maturity securities under mortgage roll program, net	(1,650)	(120)	(94)
Contract loans issued, net	18	2	(12)
Purchases of short-term investments, net	(208)	(4)	(99)
Change in collateral held for securities lending	(23)	77	163
Change in net amounts due to/from broker	1,470	268	119
Net change in banking-related assets and liabilities sold to the credit union	(77)	35	30
Other, net	297	(413)	(400)

Net Cash Used in Investing Activities	(564)	(1,789)	(2,582)

Financing Activities
Universal life and investment contract receipts	1,842	1,865	2,112
Universal life and investment contract withdrawals	(1,859)	(1,643)	(1,860)

Net Cash (Used in) Provided by Financing Activities	(17)	222	252

Net Change in Cash and Cash Equivalents	1,162	407	(355)
Cash and Cash Equivalents, Beginning of Year	1,504	1,097	1,452

Cash and Cash Equivalents, End of Year	$2,666	$1,504	$1,097

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements

For the Years Ended December 31, 2012, 2011 and 2010

Note 1. Nature of Operations and Significant Accounting Policies

Nature of Operations

Thrivent Financial for Lutherans (“Thrivent Financial”) is a fraternal benefit society providing to its members life insurance and retirement products, disability income and long-term care insurance, as well as Medicare supplement insurance. Thrivent Financial is licensed to conduct business throughout the United States and distributes its products to its members through a network of career financial representatives. Thrivent Financial also offers its members additional related financial products and services, such as investment funds and trust services, through its subsidiaries and affiliates.

Significant Accounting Policies

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).

Principles of Consolidation

The consolidated financial statements include the accounts of Thrivent Financial and its wholly owned subsidiaries and affiliated entities that are subject to consolidation. All significant intercompany transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The significant accounting practices used in preparation of the consolidated financial statements are summarized as follows:

Investments

Fixed maturity securities:  Investments in fixed maturity securities are classified as either available-for-sale or trading and are carried at fair value. The change in unrealized gains and losses on securities within the available-for-sale portfolio is included as a component of other comprehensive income, while the change in fair value on securities within the trading portfolio is recognized in the Consolidated Statements of Comprehensive Income as a component of realized investment gains and losses. Discounts or premiums on fixed maturity securities are amortized over the term of the securities using the effective interest method.

Thrivent Financial uses a mortgage dollar roll program to enhance the yield on its mortgage-backed securities (“MBS”). MBS dollar rolls are similar to repurchase agreements, whereby Thrivent Financial sells an MBS and subsequently enters into a commitment to purchase another security at a specified later date. Thrivent Financial’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent Financial had $3,069 million and $1,418 million in the mortgage dollar roll program as of December 31, 2012 and 2011, respectively.

Equity securities:  Investments in equity securities are classified as available-for-sale and carried at fair value. The change in unrealized gains and losses on equity securities is included as a component of other comprehensive income.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Investments, continued

Mortgage loans:  Mortgage loans are generally carried at their unpaid principal balances adjusted for premium and discount amortization, less valuation adjustments and net of an allowance for credit losses. Interest income is accrued on the unpaid principal balance using the loan’s contractual interest rate. Discounts or premiums are amortized over the term of the loans using the effective interest method. Interest income and amortization of premiums and discounts are recorded as a component of net investment income, along with prepayment fees and mortgage loan fees.

Contract loans:  Contract loans are generally carried at their aggregate unpaid balances.

Short-term investments:  Short-term investments are carried at amortized cost, which approximates fair value. Short-term investments have contractual maturities of 12 months or less at the time of acquisition.

Limited partnerships:  Limited partnerships represent Thrivent Financial’s private equity investments. These investments are a combination of direct equity investments, mezzanine debt investments or holdings in other investment funds. These assets are carried at fair value.

Other investments:  Other investments primarily consist of equity limited partnerships, derivative instruments, real estate joint ventures and real estate. Equity limited partnerships are valued using the equity method. Derivatives are carried at fair market value. Real estate joint ventures are valued using both the equity method and internal valuation models. Investments in real estate and home office real estate are valued at cost plus capital expenditures less accumulated depreciation. Real estate held-for-sale is carried at the lower of cost or fair value, less estimated costs to sell.

Securities lending:  Securities loaned under Thrivent Financial’s securities lending agreement are included in the Consolidated Balance Sheets at amortized cost or fair value, depending on the nature of the security. Thrivent Financial generally receives cash collateral in an amount that is in excess of the market value of the securities loaned, and the cash collateral is invested in highly-liquid, highly-rated securities, which are included in equity securities, short-term investments, and cash and cash equivalents on the Consolidated Balance Sheets. An obligation is also recognized for the amount of the collateral and is included in the Consolidated Balance Sheets. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary.

Unrealized investment gains and losses:  Unrealized investment gains and losses on securities classified as available-for-sale, net of related deferred acquisition costs, loss reserve adjustments and tax effects, are accounted for as a direct increase or decrease to the accumulated other comprehensive income component of members’ equity.

Realized investment gains and losses:  Realized investment gains and losses on sales of securities are determined using an average cost method. Changes in fair value of fixed maturity securities within the trading portfolio are included as a component of realized investment gains and losses. Thrivent Financial periodically reviews its securities portfolios and evaluates those securities where the current fair value is less than amortized cost for indicators that the decline in value is other-than-temporary. This review includes an evaluation of each security issuer’s creditworthiness, such as its ability to generate operating cash flow and remain current on all debt obligations, as well as any changes in its credit ratings from third party agencies. Other factors include the

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Investments, continued

Realized investment gains and losses, continued

severity and duration of the impairment, Thrivent Financial’s ability to collect all amounts due according to the contractual terms of the debt security and Thrivent Financial’s ability and intent to hold the security for a period of time sufficient to allow for any anticipated recovery in the market. The potential need to sell securities in an unrealized loss position but which have no other indications of other-than-temporary impairment is evaluated based on the current market environment, near-term and long-term asset liability management strategies and target allocation strategies for various asset classes. Generally, Thrivent Financial has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value. Investments that are determined to be other-than-temporarily impaired are written down to fair value with the impairment included as a component of realized investment gains and losses or other comprehensive income, as appropriate. If Thrivent Financial decides to sell a security in an unrealized loss position, a realized loss is recognized in the period that the decision is made to sell that security. Changes in the allowances for mortgage loans and real estate are also included with realized investment gains and losses.

Fair value of financial instruments:  In estimating the fair values for financial instruments, the amount of observable and unobservable inputs used to determine fair value is taken into consideration. Each of the financial instruments has been classified into one of three categories based on that evaluation. A Level 1 financial instrument is valued using quoted prices for identical assets in active markets that are accessible. A Level 2 financial instrument is valued based on quoted prices for similar instruments in active markets that are accessible, quoted prices for identical or similar instruments in markets that are not active, or model-derived valuations where the significant value drive inputs are observable. A Level 3 financial instrument is valued using significant value drive inputs that are unobservable.

Cash and Cash Equivalents

Cash and cash equivalents are carried at amortized cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs

Costs incurred that are directly related to the successful acquisition and issuance of a new or renewal insurance contract have been deferred to the extent such costs are deemed recoverable from future profits. Included in these costs are commissions, underwriting, policy issuance costs and medical examination fees. Other general insurance and indirect expenses are expensed during the period in which they are incurred.

For interest-sensitive life, participating life and investment products, these costs are amortized in proportion to estimated margins from interest, mortality and other factors under the contracts. Assumptions used in the amortization of deferred acquisition costs are periodically reviewed and updated as necessary to reflect actual experience. The impact of changes in assumptions is recognized as a component of amortization.

Amortization of acquisition costs for other contracts is charged to expense in proportion to premium revenue recognized.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Property and Equipment

Property and equipment are carried at cost, net of accumulated depreciation. Depreciation expense is determined primarily using the straight-line method over the estimated useful lives of the assets, which range from 3 years for computer hardware and software to 40 years for buildings.

Separate Accounts

Separate account assets and liabilities reported in the accompanying Consolidated Balance Sheets represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts and for which the contractholder, rather than Thrivent Financial, bears the investment risk. Fees charged on separate account contractholder deposits are recognized when due. Separate account assets are carried at fair value based on daily net asset values.

Contract Liabilities and Accruals

Reserves for future contract benefits for participating life insurance are net level reserves computed using the same interest and mortality assumptions as used to compute cash values.

Reserves for future contract benefits for non-participating life insurance are also net level reserves, computed using realistic assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation.

Reserves for health contracts are generally computed using current pricing assumptions. For Medicare supplement, disability income and long-term care contracts, reserves are computed on a net level basis using realistic assumptions, with a provision for adverse deviation.

Claim reserves are established for future payments not yet due on claims already incurred, reported or unreported, relating primarily to health contracts. These reserves are based on past experience and applicable morbidity tables.

Contractholder Funds

Reserves for future contract benefits for universal life insurance and deferred annuities consist of contract account balances before applicable surrender charges with additional reserves for any death benefits that may exceed contract account balances.

Insurance Revenues and Benefits

For life and certain annuity contracts other than universal life or investment contracts, premiums are recognized as revenues over the premium paying period, with reserves for future benefits established on a prorated basis from such premiums.

Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period. Expenses include interest credited to contract account balances and benefits incurred in excess of contract account balances. Certain profits on limited payment contracts are deferred and recognized over the contract term.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Insurance Revenues and Benefits, continued

For health contracts, gross premiums are prorated over the contract term of the contracts with the unearned premium included in the contract reserves.

Investment Advisory Fees

Investment advisory fees consist of fees earned from investment advisory services performed for the Thrivent family of mutual funds and variable product investment funds.

Other Revenues

Other revenue consists of concession revenue and revenue from customers’ securities transactions, including brokerage fees and distribution fees.

Dividends to Members

Thrivent Financial’s insurance products are participating in nature. Dividends to members for these policies are recognized over the contract year and are reflected in the Consolidated Statements of Comprehensive Income. The majority of life insurance contracts, except for universal life and term contracts, begin to receive dividends at the end of the second contract year. Dividends are not currently being paid on most interest-sensitive and health insurance contracts. Dividend scales are approved annually by Thrivent Financial’s Board of Directors.

Fraternal Benefits and Expenses

Fraternal benefits and expenses include all fraternal activities, as well as expenses incurred to provide or administer fraternal benefits and expenses related to Thrivent Financial’s fraternal character. This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, church grants and costs necessary to maintain Thrivent Financial’s fraternal branch system. Thrivent Financial conducts its fraternal activities primarily through its chapter system, which is made up of over 1,300 chapters, whose members participate in locally sponsored charitable activities.

Income Taxes

Thrivent Financial, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code; therefore, no provision for income taxes was recorded for the fraternal benefit society. Thrivent Financial’s subsidiaries file a consolidated federal income tax return. The federal income tax provision is based upon amounts estimated to be currently payable and deferred income taxes resulting from temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

Income tax expense recorded by Thrivent Financial’s subsidiaries for the years ended December 31, 2012, 2011 and 2010, totaled $18 million, $15 million and $12 million, respectively. This tax expense is included as a component of underwriting, acquisition and insurance expenses in the Consolidated Statements of Comprehensive Income. Thrivent Financial’s subsidiaries had a net deferred tax liability of $24 million and $13 million as of December 31, 2012 and 2011, respectively. There are no material tax contingencies or provisions for uncertain tax

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Income Taxes, continued

positions recorded that warrant disclosure under current accounting guidance. Tax years 2009 through 2012 remain subject to examination by the Internal Revenue Service.

New Accounting Guidance

In June 2011, the Financial Accounting Standards Board (“FASB”) updated the disclosures related to the presentation of comprehensive income. The standard requires presenting all non-owner changes in members’ equity in either a single continuous statement of comprehensive income or in two separate, but consecutive, statements. The standard also requires that changes in the accumulated balances for each component of other comprehensive income be presented either on the face of the financials or in the notes. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2012.

In May 2011, the FASB updated the accounting standards for fair value disclosures and measurements. The standard requires disclosures related to financial instruments valued using Level 3 inputs. The standard requires descriptions of the unobservable inputs and assumptions used in the measurement, descriptions of the valuation process and qualitative disclosures regarding the sensitivity of the measurements to changes in those inputs, in addition to the relationships between those inputs if a change would result in significant differences in the fair value measurements. The standard also requires disclosure of fair value by level for financial instruments not measured at fair value, but for which estimated fair values are disclosed. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2012.

In October 2010, the FASB updated the accounting standards for the capitalization of costs associated with the acquisition of new and renewal insurance contracts. The standard prescribes that certain incremental direct costs of successful initial or renewal contract acquisitions may be deferred. It defines incremental direct costs as those costs that result directly from and are essential to the contract transaction and would not have been incurred by the insurance entity had the contract transaction not occurred. The standard also clarifies the definition of the types of incurred costs that may be capitalized and the accounting and recognition treatment of advertising, research and other administrative costs related to the acquisition of insurance contracts. Thrivent Financial adopted the guidance prospectively for the annual reporting period ended December 31, 2012.

In July 2010, the FASB updated the disclosures about the credit quality of financing receivables and the allowance for credit losses. The standard requires disclosures on a disaggregated basis for financing receivables and includes two levels: portfolio segment (rollforward of allowance for credit losses, credit quality indicators) and class of financing receivable (aging of past due receivables, nonaccrual status, impaired loans, troubled debt restructurings). Portfolio segment is the level at which an entity develops and documents a systematic method to determine its allowance for credit losses. Class of financing receivable is generally a disaggregation of portfolio segment. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2011.

In January 2010, the FASB updated the accounting standards for fair value measurements. The standard requires separately disclosing the purchases, sales and transfers for the Level 3 fair value measurements. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2011.

In January 2010, the FASB updated the accounting standards for fair value measurements. The standard requires separately disclosing the amounts of significant transfers into and out of Level 1 and Level 2 fair value measurements and describing the reasons for the transfers. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2010.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Sale of Subsidiary Assets

During 2012, Thrivent Financial sponsored the formation of a federally chartered credit union and made an irrevocable contribution of capital totaling $45 million. Thrivent Financial then sold substantially all of the net assets of its retail banking operations to the credit union. Total assets and liabilities of the operations sold at fair value to the credit union were $548 million and $482 million, respectively, as of December 31, 2011. Net income from the banking operations sold was $1 million for each of the three years ended December 31, 2012, 2011 and 2010. The contribution of capital was recorded in underwriting, acquisition and insurance expenses in the Consolidated Statement of Comprehensive Income for the year ended December 31, 2012.

Subsequent Events

Thrivent Financial evaluated events or transactions that may have occurred after the Consolidated Balance Sheet date for potential recognition or disclosure through February 20, 2013, the date the consolidated financial statements were available to be issued.

Reclassifications

Certain prior year balances have been reclassified to conform to the current year presentation. A reclassification in the amount of $101 million was made between deferred acquisition costs and future contract benefits for 2011 amounts reported in the Consolidated Balance Sheets in order to conform to the current year presentation. A related reclassification was made between components of other comprehensive income on the Consolidated Statements of Comprehensive Income.

Note 2. Investments

Fixed Maturity Securities

The amortized cost and fair value of Thrivent Financial’s investment in fixed maturity securities held in the available-for-sale portfolio are summarized below (in millions). Prior year values have been reclassified to conform to current year presentation.

	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2012
U.S. government and agency securities	$1,230	$34	$—	$1,264
U.S. state and political subdivision securities	430	34	—	464
Securities issued by foreign governments	140	23	—	163
Corporate debt securities	25,745	3,677	41	29,381
Residential mortgage-backed securities	3,915	130	36	4,009
Commercial mortgage-backed securities	1,805	154	13	1,946
Collateralized debt obligations	3	2	—	5
Other debt obligations	355	8	3	360

Total fixed maturity securities	$33,623	$4,062	$93	$37,592

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Fixed Maturity Securities, continued

	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2011
U.S. government and agency securities	$2,274	$56	$1	$2,329
U.S. state and political subdivision securities	193	24	—	217
Securities issued by foreign governments	147	18	—	165
Corporate debt securities	24,384	2,668	139	26,913
Residential mortgage-backed securities	4,325	124	164	4,285
Commercial mortgage-backed securities	1,799	92	39	1,852
Collateralized debt obligations	7	—	—	7
Other debt obligations	551	45	19	577

Total fixed maturity securities	$33,680	$3,027	$362	$36,345

Thrivent Financial maintains a trading securities portfolio to support investment strategies that involve more frequent purchases and sales of securities, including securities in the mortgage dollar roll program. The amount of fixed maturity securities in the trading portfolio as of December 31, 2012 and 2011, totaled $4,490 million and $2,533 million, respectively. Changes in the fair value of such trading securities are included as a component of realized investment gains (losses) and totaled $7 million, $48 million and $82 million for the years ended December 31, 2012, 2011, and 2010, respectively.

The amortized cost and fair value of fixed maturity securities in the available-for-sale portfolio by contractual maturity as of December 31, 2012, are shown below (in millions). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized Cost	Fair Value
Due in one year or less	$1,053	$1,085
Due after one year through five years	6,798	7,466
Due after five years through ten years	11,128	12,528
Due after ten years	14,644	16,513

Total fixed maturity securities	$33,623	$37,592

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Fixed Maturity Securities, continued

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities in the available-for-sale portfolio have been in a continuous unrealized loss position (dollars in millions):

	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2012
Corporate debt securities	200	$1,038	$30	42	$166	$11
Residential mortgage-backed securities	18	245	—	60	345	36
Commercial mortgage-backed securities	3	25	—	8	87	13
Collateralized debt obligations	1	—	—	2	—	—
Other debt obligations	10	45	2	2	3	1

Total fixed maturity securities	232	$1,353	$32	114	$601	$61

December 31, 2011
U.S. government and agency securities	3	$15	$—	1	$11	$1
Corporate debt securities	406	1,975	98	55	274	41
Residential mortgage-backed securities	18	126	2	92	741	162
Commercial mortgage-backed securities	18	241	24	8	94	15
Collateralized debt obligations	3	3	—	—	—	—
Other debt obligations	61	226	7	10	29	12

Total fixed maturity securities	509	$2,586	$131	166	$1,149	$231

Based on the investments within the available-for-sale portfolio, the asset/liability position and the market conditions that existed as of the Consolidated Balance Sheet date, Thrivent Financial has no pending decisions to sell any of the securities within its available-for-sale portfolio. Based on Thrivent Financial’s current evaluation of its securities in accordance with its impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature.

Equity Securities

The cost and fair value of Thrivent Financial’s investment in equity securities summarized by management strategy are as follows (in millions):

	Cost	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2012
Large-cap	$219	$28	$5	$242
Mid-cap	64	9	2	71
International	112	16	—	128
REITs	48	20	—	68
Preferred stocks	71	3	1	73
Other	296	23	10	309

Total equity securities	$810	$99	$18	$891

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Equity Securities, continued

	Cost	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2011
Large-cap	$270	$16	$13	$273
Mid-cap	35	5	2	38
International	106	7	7	106
REITs	76	25	1	100
Preferred stocks	56	1	1	56
Other	321	28	27	322

Total equity securities	$864	$82	$51	$895

Included in the equity securities balances discussed above is approximately $111 million and $91 million of investments in mutual funds from the Thrivent Financial mutual fund family as of December 31, 2012 and 2011, respectively.

The following table shows the fair value and gross unrealized losses by length of time that individual equity securities have been in a continuous unrealized loss position (dollars in millions):

	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2012
Large-cap	44	$50	$5	—	$—	$—
Mid-cap	63	18	2	—	—	—
International	—	—	—	—	—	—
REITs	20	2	—	—	—	—
Preferred stocks	2	8	1	—	—	—
Other	164	122	9	2	—	1

Total equity securities	293	$200	$17	2	$—	$1

December 31, 2011
Large-cap	40	$97	$13	—	$—	$—
Mid-cap	36	14	2	—	—	—
International	2	39	7	—	—	—
REITs	35	9	1	—	—	—
Preferred stocks	5	11	1	—	—	—
Other	163	120	27	—	—	—

Total equity securities	281	$290	$51	—	$—	$—

Based on the investments within the available-for-sale portfolio, the asset/liability position and the market conditions that existed as of the Consolidated Balance Sheet date, Thrivent Financial has no pending decisions to sell any of the securities within its available-for-sale portfolio. Based on Thrivent Financial’s current evaluation of its securities in accordance with its impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Mortgage Loans

Thrivent Financial invests in mortgage loans, principally involving commercial real estate (commercial loans) and residential mortgage loans (other loans). The unpaid principal balances of mortgage loans and the allowance for credit losses as of December 31 were as follows (in millions):

	2012	2011
Commercial loans:
Carrying value	$7,336	$7,540
Allowance for credit losses	(52)	(56)

Total commercial loans	7,284	7,484
Other loans:
Carrying value	22	428
Allowance for credit losses	—	(6)

Total other loans	22	422

Total mortgage loans	$7,306	$7,906

Maximum loan-to-value ratio for loans issued during the year	75%	83%

Commercial Loans

The carrying values of commercial loans by credit quality as of December 31 were as follows (in millions):

	2012	2011
In good standing	$7,171	$7,359
In good standing, with restructured terms	139	141
Delinquent	17	27
In process of foreclosure	9	13

Total commercial loans	$7,336	$7,540

The distribution of Thrivent Financial’s commercial loan investments among various geographic regions of the United States as of December 31 was as follows:

	2012	2011
Pacific	26%	25%
South Atlantic	18	19
East North Central	14	13
West North Central	13	13
Mountain	11	11
Mid-Atlantic	8	8
West South Central	7	8
Other	3	3

Total	100%	100%

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Mortgage Loans, continued

Commercial Loans, continued

The distribution of Thrivent Financial’s commercial loan investments among various property types as of December 31 was as follows:

	2012	2011
Industrial	31%	31%
Retail	22	22
Office	19	19
Church	14	14
Apartments	5	5
Hotel/motel	3	3
Other	6	6

Total	100%	100%

The age analysis of commercial loans as of December 31 was as follows (in millions):

	2012	2011
Current	$7,288	$7,468
30 – 89 days past due	24	26
90 – 179 days past due	—	6
180+ days and non-accruing	24	40

Total commercial loans	$7,336	$7,540

Allowance for credit losses

An allowance for credit losses on commercial loans is maintained at a level believed to be adequate to absorb estimated probable credit losses. Thrivent Financial evaluates all loans on a periodic basis and assesses the adequacy of the valuation allowance based on known and inherent risks in the portfolio, adverse situations that may affect a borrower’s ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, portfolio delinquency information, underwriting standards, peer group information, current economic conditions, loss experience and other relevant factors. The evaluation of impaired loans is subjective, requiring the estimation of the timing and amount of future cash flows expected to be received on such loans.

When a commercial loan is determined to be uncollectible, any specific valuation allowance associated with the loan is reversed, and a direct write-down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

The changes in the allowance for credit losses for the years ended December 31 were as follows (in millions):

	2012	2011	2010
Allowance for credit losses, beginning of year	$56	$74	$27
Net (reductions) additions	(4)	(18)	47

Allowance for credit losses, end of year	$52	$56	$74

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Mortgage Loans, continued

Commercial Loans, continued

Impaired Loans

A loan is determined to be impaired when Thrivent Financial considers it probable that the principal and interest will not be collected according to the contractual terms of the loan agreement. Any payments received on impaired loans are either applied against the principal or reported as net investment income, based on an assessment as to the collectibility of the principal. The accrual of interest on commercial loans is discontinued after the loans become 90 days delinquent on principal or interest payments, or if the loan has been determined to be impaired. When a loan is considered impaired, any accrued but uncollectible interest on the impaired loan is charged against interest income in the period in which the loan is determined to be impaired. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and regular payment performance has been established.

At December 31, 2012, Thrivent Financial held impaired loans with a carrying value of $30 million, an unpaid principal balance of $37 million and a related allowance of $6 million. At December 31, 2011, Thrivent Financial held impaired loans with a carrying value of $52 million, an unpaid principal balance of $63 million and a related allowance of $10 million. The average carrying value in impaired mortgage loans held on December 31, 2012, 2011 and 2010 was $4 million, $7 million and $5 million, respectively. Interest income recognized on impaired loans totaled $0.3 million, $2 million and $2 million during the years ended December 31, 2012, 2011 and 2010, respectively.

In certain circumstances, Thrivent Financial may modify the terms of a loan to maximize the collection of amounts due. During 2012, Thrivent Financial modified 12 loans totaling $65 million under these circumstances. As of December 31, 2012, Thrivent Financial held 7 commercial loans totaling $30 million where loan modifications had occurred. During 2012, there were no modified commercial loans with a payment default. During 2011, Thrivent Financial modified 7 loans totaling $50 million under these circumstances. As of December 31, 2011, Thrivent Financial held 8 commercial loans totaling $52 million where loan modifications had occurred. During 2011, there were no modified commercial loans with a payment default.

Derivative Financial Instruments

Thrivent Financial uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses and to offset risks associated with the guaranteed living benefit features of certain variable annuity products. Thrivent Financial does not use hedge accounting treatment for any of its derivative financial instruments.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Derivative Financial Instruments, continued

The following table summarizes the carrying values of derivative financial instruments, which equal fair value, included in other investments on the Consolidated Balance Sheets, and the notional amounts of Thrivent Financial’s derivative financial instruments (in millions):

	Carrying Value	Notional Amount	Gain (Loss)
December 31, 2012
Assets:
Futures[2]	$—	$(1)	$—
Foreign currency swaps[1]	2	74	—
Options on convertible bonds and preferred stocks[2]	186	665	16

Total assets	$188	$738	$16

Liabilities:
Call options[2]	$—	$—	$—
Futures[2]	—	—	(121)
Foreign currency swaps[1]	(6)	44	—

Total liabilities	$(6)	$44	$(121)

December 31, 2011
Assets:
Foreign currency swaps[1]	$6	$89	$—
Options on convertible bonds and preferred stocks[2]	167	665	(65)

Total assets	$173	$754	$(65)

Liabilities:
Call options[2]	$—	$—	$1
Futures[2]	—	—	(51)
Foreign currency swaps[1]	(5)	31	—

Total liabilities	$(5)	$31	$(50)

[1]	Gains and losses reflected in net investment income in the Consolidated Statements of Comprehensive Income

[2]	Gains and losses reflected in realized investment gains and losses in the Consolidated Statements of Comprehensive Income

Notional amounts do not represent amounts exchanged by the parties and are therefore not a measure of Thrivent Financial’s exposure. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices or financial and other indices.

Foreign Currency Swaps

Thrivent Financial utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of foreign currency to U.S. dollar payments. The swaps are valued at fair value at each reporting period, and the change in the fair value is recognized in earnings. No cash is exchanged at the outset of the swaps, and interest payments received are recorded as a component of net investment income.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Derivative Financial Instruments, continued

Options on Convertible Bonds and Preferred Stocks

Thrivent Financial owns bonds and preferred stocks with convertible options, which are recorded as embedded derivatives. The securities are bifurcated with the option value recorded in other investments. These embedded derivatives are valued at fair value at each reporting period, and the change in fair value is recognized in earnings through realized investment gains and losses.

Covered Written Call Options

Thrivent Financial sells covered written call option contracts to enhance the return on residential mortgage-backed “to be announced” collateral that it owns. The premium received for these call options is recorded as a liability at fair value at each reporting period with the change in fair value recognized in earnings. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of realized investment gains and losses. During the years ended December 31, 2012, 2011 and 2010, $0 million, $5 million and $11 million, respectively, were received in call premium.

Futures

Thrivent Financial utilizes futures contracts to manage a portion of the risks associated with the guaranteed living benefit features of certain variable annuity products. Cash paid for the future contract is recorded in other investments. The futures contracts are valued at fair value at each reporting period, and the change in the fair value is recognized in earnings through realized investment gains and losses.

Securities Lending

Elements of the securities lending program are presented below as of December 31 (in millions):

	2012	2011
Loaned securities:
Carrying value	$423	$445
Fair value	423	445

Cash collateral reinvested:
Carrying value	$432	$455
Fair value	432	455

Aging of cash collateral liability:
Open collateral positions	$432	$455

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Net Investment Income

Investment income by type of investment for the years ended December 31 is summarized as follows (in millions):

	2012	2011	2010
Fixed maturity securities, available-for-sale	$1,778	$1,770	$1,743
Equity securities	19	20	23
Mortgage loans	488	499	505
Contract loans	90	90	90
Limited partnerships	28	23	23
Other investments	70	182	123

	2,473	2,584	2,507
Investment expenses	36	39	42

Net investment income	$2,437	$2,545	$2,465

Realized Investment Gains and Losses

Realized investment gains and losses for the years ended December 31 were as follows (in millions):

	2012	2011	2010
Net gains (losses) on sales:
Fixed maturity securities, available-for-sale:
Gross gains	$333	$286	$321
Gross losses	(72)	(123)	(120)
Equity securities:
Gross gains	139	98	149
Gross losses	(44)	(61)	(60)
Limited partnerships	150	125	94
Other	(129)	(23)	(85)

Net gains on sales	377	302	299
Fixed maturity securities, trading	7	48	82
Provisions for losses:
Fixed maturity securities, available-for-sale — credit-related losses	(30)	(32)	(45)
Equity securities	—	—	—
Mortgage loans and other invested assets	(39)	(23)	(27)

Total provisions for losses	(69)	(55)	(72)

Realized investment gains, net	$315	$295	$309

Proceeds from the sale of fixed maturity securities in the available-for-sale portfolio, net of mortgage dollar roll transactions, were $7.2 billion, $7.8 billion and $6.8 billion for the years ended December 31, 2012, 2011 and 2010, respectively.

During 2012 and 2011, Thrivent Financial recognized other-than-temporary impairments on structured securities totaling $29 million and $101 million, respectively. Based on cash flow analysis of the impaired

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Realized Investment Gains and Losses, continued

securities, it was estimated that $28 million of the 2012 impairment was credit related and $1 million was related to other factors. It was estimated that $32 million of the 2011 impairment was credit related and $69 million was related to other factors. The credit-related portion of the impairment was recognized as a realized investment gain (loss) in the Consolidated Statements of Comprehensive Income, while the impairment related to other factors was recognized in other comprehensive income.

The following table presents a rollforward of the cumulative amounts of other-than-temporary impairments reported in other comprehensive income (in millions):

	2012	2011
Losses included in accumulated other comprehensive income, January 1	$(106)	$(64)
Additional impairments on securities held at beginning of year, recorded in realized investment gains, net, in Consolidated Statements of Comprehensive Income	6	16
Change in unrealized loss on securities held at beginning of year	96	(26)
Other-than-temporary impairments recorded in other comprehensive income for additional securities	(3)	(32)

Losses included in accumulated other comprehensive income, December 31	$(7)	$(106)

Note 3. Other Comprehensive Income

The changes in the components of accumulated other comprehensive income for the years ended December 31 were as follows (in millions):

	Beginning Balance	Other Comprehensive Income	Ending Balance
2012
Net unrealized investment gains	$2,847	$1,233	$4,080
Unrealized investment losses on previously impaired structured securities	(106)	99	(7)
Deferred acquisition costs adjustment	(534)	(163)	(697)
Loss reserve adjustment	(407)	(346)	(753)
Other adjustments	(14)	(10)	(24)
Pension liability adjustment	(421)	(29)	(450)

Total	$1,365	$784	$2,149

2011
Net unrealized investment gains	$1,954	$893	$2,847
Unrealized investment losses on previously impaired structured securities	(64)	(42)	(106)
Deferred acquisition costs adjustment	(452)	(82)	(534)
Loss reserve adjustment	(27)	(380)	(407)
Other adjustments	(10)	(4)	(14)
Pension liability adjustment	(300)	(121)	(421)

Total	$1,101	$264	$1,365

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 4. Deferred Acquisition Costs

The changes in deferred acquisition costs for the years ended December 31 were as follows (in millions):

	2012	2011	2010
Balance at beginning of year	$2,338	$2,110	$2,068
Capitalization of acquisition costs	263	329	297
Amortization of acquisition costs	(175)	(101)	(255)

	2,426	2,338	2,110
Adjustment for unrealized investment gains and losses	(697)	(534)	(452)

Balance at end of year	$1,729	$1,804	$1,658

During 2011, Thrivent Financial capitalized acquisition costs of $329 million under the existing guidance. The acquisition costs that would have been capitalized during 2011 according to the new guidance (see Note 1) were $242 million.

Note 5. Property and Equipment

The components of property and equipment as of December 31 were as follows (in millions):

	2012	2011
Buildings	$153	$148
Furniture and equipment	210	187
Other	15	16

	378	351
Accumulated depreciation	(241)	(210)

Property and equipment, net	$137	$141

Depreciation expense for the years ended December 31, 2012, 2011 and 2010, was $46 million, $54 million and $55 million, respectively.

Note 6. Product Liabilities

Future Contract Benefits and Contractholder Funds

Future contract benefits and contractholder funds by product type as of December 31 were as follows (in millions):

	2012		2011
	Future Contract Benefits	Contractholder Funds	Future Contract Benefits	Contractholder Funds
Life	$10,871	$10,268	$10,255	$10,041
Annuity	3,697	15,281	3,565	14,865
Health	4,304	—	3,832	—
Other	—	—	—	450

Total	$18,872	$25,549	$17,652	$25,356

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 6. Product Liabilities, continued

Future Contract Benefits and Contractholder Funds, continued

Direct life insurance in force was $176 billion and $172 billion at December 31, 2012 and 2011, respectively.

Variable Annuity Product Guarantees

Thrivent Financial’s variable annuity contracts provide guarantees under certain circumstances. Most contracts include a guaranteed minimum benefit in the event of death (“GMDB”), while for some contracts the policyholder may elect to purchase a guaranteed minimum accumulation benefit (“GMAB”) or a guaranteed lifetime withdrawal benefit (“GLWB”). A net amount at risk for these guarantees exists when the guaranteed amount under the contract is in excess of the current account balance. Thrivent Financial monitors these guarantees and establishes reserves to cover any potential future benefit payment.

The GMDBs provide a death benefit in excess of the account value if the account value is less than the guaranteed minimum amount. This amount may be based on a return of premium (the premium paid less amounts withdrawn), a premium accumulation death benefit (an accumulation of premium at a specified interest rate adjusted for withdrawals), a six-year reset (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is allowed to decrease when reset), a maximum anniversary (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is never allowed to decrease when reset) or an earnings accumulation death benefit (an additional 40% is added to the lesser of premium or excess of account value over premium).

The GMABs provide the annuity contractholder with a guaranteed minimum return on account value at the end of the product’s guarantee period. This guarantee is an embedded derivative and is recorded in the future contract benefits liability for the amounts shown in the table below. If the account value is below that guarantee at the end of the period, the account value is increased to the guaranteed level and the contract continues from that point. Options for the guarantee period are seven and ten years.

The GLWBs provide the contractholder with a guarantee that a minimum amount will be available for withdrawal annually regardless of contract value for the term of the contract.

Additional information on these contract guarantees is as follows (in millions):

	GMDB	GMAB	GLWB
December 31, 2012
Account value	$19,644	$2,956	$1,987
Net amount at risk	$244	$1	$16
Reserves recorded	$2	$42	$—
Average attained age of contractholders	63	62	64

December 31, 2011
Account value	$16,481	$2,051	$1,208
Net amount at risk	$673	$42	$60
Reserves recorded	$6	$65	$—
Average attained age of contractholders	59	61	65

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 6. Product Liabilities, continued

Variable Life and Annuity Product Assets

Contractholders elect the investment options that the variable account provides for investing from a selection of 36 different investment options. Contractholders that elect the GMAB and GLWB riders on these contracts can choose only three specific funds included in this pool. The distribution of investments in the separate account assets as of December 31 was as follows:

	2012	2011
Equity funds	48%	54%
Bonds funds	34	34
Balanced funds	15	9
Other	3	3

Total separate account assets	100%	100%

Note 7. Claims Liabilities

Activity in the liabilities for accident and health, long-term care and disability benefits, included in future policy benefits and unpaid claims and claim expenses, for the years ended December 31 is summarized below (in millions):

	2012	2011	2010
Net balance at January 1	$698	$649	$587
Incurred related to:
Current year	315	285	258
Prior years	16	16	44

Total incurred	331	301	302
Paid related to:
Current year	64	63	55
Prior years	206	189	185

Total paid	270	252	240

Net balance at December 31	$759	$698	$649

Thrivent Financial uses estimates for determining its liability for accident and health, long-term care and disability benefits. These estimates are based on historical claim payment patterns and attempt to provide for potential adverse changes in claim patterns and severity. Thrivent Financial annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining its estimate of ultimate claims experience. Differences between anticipated claims and actual claims can result in adjustments to liabilities in each year.

Note 8. Reinsurance

Thrivent Financial participates in reinsurance in order to limit its maximum losses and to diversify its exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. Ceded balances would represent a liability of Thrivent Financial in the event the reinsurers were unable to meet their obligations under the terms of the reinsurance agreements.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 8. Reinsurance, continued

Reinsurance amounts included in the Consolidated Statements of Comprehensive Income for the years ended December 31 were as follows (in millions):

	2012	2011	2010
Direct premiums	$1,603	$1,625	$1,640
Reinsurance ceded	(73)	(66)	(62)

Net premiums	$1,530	$1,559	$1,578

Direct benefits	$1,509	$1,442	$1,364
Reinsurance ceded	(36)	(38)	(29)

Net contract claims and other benefits	$1,473	$1,404	$1,335

Reinsurance recoveries	$6	$6	$7

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Reinsurance recoverables on life and accident and health claims included in receivables in the Consolidated Balance Sheets as of December 31, 2012 and 2011, were $194 million and $171 million, respectively.

Four reinsurance companies account for approximately 93% of the reinsurance recoverable at December 31, 2012. Thrivent Financial periodically reviews the financial condition of its reinsurers and amounts recoverable in order to evaluate the financial strength of the companies supporting the recoverable balances.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 9. Fair Value of Financial Instruments

Financial Instruments Carried at Fair Value

The fair values of financial instruments held by Thrivent Financial, carried at fair value and valued on a recurring basis are presented below (in millions). Prior year values have been reclassified to conform to current year presentation.

	Level 1	Level 2	Level 3	Total
December 31, 2012
Fixed maturity securities:
U.S. government and agency securities	$1,420	$1,164	$—	$2,584
U.S. state and political subdivision securities	20	444	—	464
Securities issued by foreign governments	—	163	—	163
Corporate debt securities	160	23,746	5,634	29,540
Residential mortgage-backed securities	—	7,016	4	7,020
Commercial mortgage-backed securities	—	1,936	10	1,946
Collateralized debt obligations	—	—	5	5
Other debt obligations	—	334	26	360
Equity securities:
Large-cap	235	7	—	242
Mid-cap	71	—	—	71
International	—	128	—	128
REITs	68	—	—	68
Preferred stocks	—	73	—	73
Other	247	62	—	309
Short-term investments	239	—	—	239
Limited partnerships	—	—	1,837	1,837
Other investments	—	186	17	203
Assets held in separate accounts	—	17,100	—	17,100

Total	$2,460	$52,359	$7,533	$62,352

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 9. Fair Value of Financial Instruments, continued

Financial Instruments Carried at Fair Value, continued

	Level 1	Level 2	Level 3	Total
December 31, 2011
Fixed maturity securities:
U.S. government and agency securities	$1,255	$3,517	$—	$4,772
U.S. state and political subdivision securities	—	217	—	217
Securities issued by foreign governments	—	165	—	165
Corporate debt securities	—	21,868	5,045	26,913
Residential mortgage-backed securities	—	4,370	5	4,375
Commercial mortgage-backed securities	—	1,844	8	1,852
Collateralized debt obligations	—	—	7	7
Other debt obligations	—	558	19	577
Equity securities:
Large-cap	270	3	—	273
Mid-cap	38	—	—	38
International	—	106	—	106
REITs	100	—	—	100
Preferred stocks	—	54	2	56
Other	236	70	16	322
Short-term investments	159	—	—	159
Limited partnerships	—	—	1,525	1,525
Other investments	—	170	15	185
Assets held in separate accounts	—	14,249	—	14,249

Total	$2,058	$47,191	$6,642	$55,891

Level 1 Financial Instruments

Financial instruments categorized as Level 1 primarily include U.S. Treasury bonds, short-term investments and equity securities. U.S Treasury bonds and equity securities are valued using quoted prices for identical assets in active markets that are accessible. Short-term investments consist of mutual funds based on quoted daily net asset values of the invested funds.

Level 2 Financial Instruments

Level 2 financial instruments include fixed maturity securities, other investments and assets held in separate accounts.

U.S. government and agency securities that are priced based on quoted market prices in active markets are included in fixed maturity securities carried at Level 2. Fixed maturity securities that are priced using a third party pricing vendor primarily include corporate debt securities and asset-backed securities. Pricing from a third party pricing vendor varies by asset class but generally includes inputs such as estimated cash flows, benchmark yields, reported trades, issuer spreads, bids, offers, credit quality, industry events and economic events. If a price cannot be obtained from a third party pricing vendor, a broker quote may be obtained or an internal pricing model specific to the asset may be utilized. These primarily include other debt obligations.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 9. Fair Value of Financial Instruments, continued

Financial Instruments Carried at Fair Value, continued

Level 2 Financial Instruments, continued

Other investments primarily include derivatives. The fair values of futures and equity options are the closing price of their actively traded exchanges. Bond options and swaps have fair values derived from broker quotes that rely on both observable and unobservable inputs. The fair values for assets held in separate accounts are based on quoted daily net asset values (“NAV”) of the funds in which the separate accounts are invested. The NAV represents the exit price for the separate account.

Level 3 Financial Instruments

Financial instruments categorized as Level 3 include certain fixed maturity securities, such as private placement debt securities and other debt obligations, and limited partnerships. Level 3 fixed maturity securities are valued using internal pricing models, which apply practices that are standard among the industry, utilize observable market data where available and include unobservable inputs such as issuer spreads, estimated cash flows, internal credit ratings and volatility adjustments. Limited partnerships include private equity investments valued primarily using internal valuation methodologies designed for specific asset classes utilizing both income- and market-based approaches, where possible, and limited partnerships valued based on audited GAAP equity provided by the partnership’s management and adjusted for subsequent cash flows.

Thrivent Financial has established an invested asset pricing policy. The policy is the underlying policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators of reasonableness, approval of price source changes, price overrides and methodology changes. The internal governance of the valuation process is monitored by the Portfolio Compliance and Valuation Committee (“PCVC”). The PCVC is appointed by the Chief Investment Officer to oversee issues regarding investment compliance and security valuation. As part of the PCVC’s quarterly meeting, there is a process to review manual prices and price changes. The valuation policies and guidelines are reviewed and updated as appropriate.

The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement for the more significant asset and liability classes measured at fair value (Level 3):

	Fair Value	Valuation Technique	Unobservable Input	Range
Corporate debt securities	$5,634	Discounted cash flow	Discount rate	0.58% – 12.81%
			Illiquidity premium	0.25% – 0.25%
Limited partnerships	$245	Discounted cash flow	Discount rate	10.90% – 12.00%
	$332	Multiples method	Comparable public company multiples	3.46 – 21.60
	$1,260	Net asset value	Generally include lockups of 5 to 7 years	N/A

Market comparable discount rates are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of assets to significantly decrease or increase, respectively. Additionally, Thrivent Financial may adjust the base discount rate or the modeled price by applying an illiquidity premium, given the highly structured nature of certain assets. Increases or decreases in this illiquidity premium could cause significant decreases or increases, respectively, in the fair value of the asset.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 9. Fair Value of Financial Instruments, continued

Financial Instruments Carried at Fair Value, continued

Level 3 Financial Instruments, continued

The amounts of gains (losses) recognized in net income attributable to the change in unrealized gains (losses) related to Level 3 financial instruments still held at December 31 were as follows (in millions):

	2012	2011
Limited partnerships	$237	$323
Other investments	(5)	6

Total	$232	$329

For those financial instruments carried on the Consolidated Balance Sheets at fair value and categorized as Level 3, the following table shows the changes in fair value for the years ended December 31 (in millions):

	Balance, January 1	Realized gains and losses included in net income	Unrealized gains and losses included in other comprehensive income	Purchases, sales, maturities and transfers, net	Balance, December 31
2012
Fixed maturity securities:
Corporate debt securities	$5,045	$4	$145	$440	$5,634
Residential mortgage-backed securities	5	—	—	(1)	4
Commercial mortgage-backed securities	8	—	4	(2)	10
Collateralized debt obligations	7	—	1	(3)	5
Other debt obligations	19	3	(3)	7	26
Preferred stocks	2	—	—	(2)	—
Other equity securities	16	—	2	(18)	—
Limited partnerships	1,525	312	—	—	1,837
Other investments	15	—	12	(10)	17

Total	$6,642	$319	$161	$411	$7,533

2011
Fixed maturity securities:
U.S. government and agency securities	$3	$—	$—	$(3)	$—
Corporate debt securities	4,496	6	181	362	5,045
Residential mortgage-backed securities	16	—	(3)	(8)	5
Commercial mortgage-backed securities	24	—	—	(16)	8
Collateralized debt obligations	4	9	—	(6)	7
Other debt obligations	82	(1)	(3)	(59)	19
Preferred stocks	—	—	(1)	3	2
Other equity securities	—	—	(2)	18	16
Limited partnerships	1,181	263	—	81	1,525
Other investments	12	7	(6)	2	15

Total	$5,818	$284	$166	$374	$6,642

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 9. Fair Value of Financial Instruments, continued

Financial Instruments Carried at Fair Value, continued

Level 3 Financial Instruments, continued

The following table shows the elements of net purchases, sales, maturities and transfers of those financial instruments whose fair value is categorized as Level 3 as reported in the preceding table (in millions):

	Purchases	Issuances	Sales	Settlements	Transfers into Level 3	Transfers out of Level 3	Purchases, Sales, Maturities and Transfers, Net
December 31, 2012
Fixed maturity securities:
Corporate debt securities	$768	$—	$(325)	$—	$1	$(4)	$440
Residential mortgage-backed securities	—	—	(1)	—	—	—	(1)
Commercial mortgage-backed securities	—	—	—	—	—	(2)	(2)
Collateralized debt obligations	1	—	(4)	—	—	—	(3)
Other debt obligations	25	—	(31)	—	13	—	7
Preferred stocks	—	—	—	—	—	(2)	(2)
Other equity securities	—	—	(14)	—	2	(6)	(18)
Limited partnerships	—	—	—	—	—	—	—
Other investments	1	—	(11)	—	—	—	(10)

Total	$795	$—	$(386)	$—	$16	$(14)	$411

December 31, 2011
Fixed maturity securities:
U.S. government and agency securities	$—	$—	$(1)	$—	$—	$(2)	$(3)
Corporate debt securities	964	—	(512)	—	563	(653)	362
Residential mortgage-backed securities	—	—	(1)	—	—	(7)	(8)
Commercial mortgage-backed securities	—	—	(1)	—	8	(23)	(16)
Collateralized debt obligations	5	—	(11)	—	—	—	(6)
Other debt obligations	5	—	(23)	—	13	(54)	(59)
Preferred stocks	5	—	(2)	—	—	—	3
Other equity securities	17	—	—	—	1	—	18
Limited partnerships	331	—	(250)	—	—	—	81
Other investments	1	—	1	—	—	—	2

Total	$1,328	$—	$(800)	$—	$585	$(739)	$374

Transfers into and out of Level 3 assets include transfers to and from Level 1 and Level 2 securities, as well as reclassification adjustments within the Level 3 asset categories.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 9. Fair Value of Financial Instruments, continued

Financial Instruments Carried at Fair Value, continued

Transfers

The fair values of significant transfers between Thrivent Financial’s Level 1, Level 2 and Level 3 fair value measurements as of December 31 were as follows (in millions):

	Transfers out of Level 1 into:		Transfers out of Level 2 into:		Transfers out of Level 3 into:
	Level 2	Level 3	Level 1	Level 3	Level 1	Level 2
December 31, 2012	$—	$—	$136	$24	$1	$21
December 31, 2011	$—	$—	$—	$31	$—	$184

Transfers between fair value hierarchy levels are recognized at the end of the reporting period. Assets transferred into Level 3 primarily included those assets for which Thrivent Financial is now unable to obtain pricing from a recognized third party pricing vendor, as well as assets that were previously priced using a matrix valuation approach that may no longer be relevant when applied to asset-specific situations. Assets transferred out of Level 3 included those assets for which Thrivent Financial is now able to obtain pricing from a recognized third party pricing vendor or from internal models using substantially all market observable information.

Financial Instruments Not Carried at Fair Value

The carrying value and estimated fair value of Thrivent Financial’s financial instruments not carried at fair value are presented below (in millions). The estimated fair value is determined on a recurring basis for all financial instruments not carried at fair value except for real estate held-for-sale.

	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
December 31, 2012
Financial assets:
Mortgage loans	$7,306	$—	$—	$8,028	$8,028
Contract loans	1,255	—	—	1,255	1,255
Short-term investments	670	—	670	—	670
Other investments	472	—	—	472	472
Real estate — held-for-sale	114	—	—	111	111
Cash and cash equivalents	2,666	—	2,666	—	2,666
Financial liabilities:
Policyholder account balances	15,281	—	—	15,067	15,067
Liabilities related to separate accounts	17,100	—	17,100	—	17,100

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 9. Fair Value of Financial Instruments, continued

Financial Instruments Not Carried at Fair Value, continued

	Carrying Value	Fair Value
December 31, 2011
Financial assets:
Mortgage loans	$7,906	$8,566
Contract loans	1,273	1,273
Short-term investments	542	542
Other investments	544	548
Cash and cash equivalents	1,504	1,504
Financial liabilities:
Policyholder account balances	14,918	14,805
Liabilities related to separate accounts	14,249	14,249
Other liabilities	475	477

Level 2 Financial Instruments

This category includes cash and cash equivalents consisting of demand deposits, commercial paper and agency notes, and short-term investments, primarily consisting of investments in commercial paper and agency notes. The carrying amounts for these instruments approximate their fair values. Liabilities related to separate accounts are also Level 2, and the carrying amounts reflect the amounts in the separate account assets and approximate their fair values.

Level 3 Financial Instruments

Level 3 financial instruments include mortgage loans, contract loans, policyholder account balances, other investments, real estate held-for-sale and other liabilities. The fair values for mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. The carrying amounts of contract loans approximate their fair values. The fair values of policyholder account balances, which consists of investment-type contracts such as deferred annuities, liabilities related to separate accounts, supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal. The fair values for real estate held-for-sale are estimated primarily using various market techniques. Other investments primarily include equity limited partnerships, which are valued based on audited GAAP equity adjusted for subsequent cash flows, and real estate joint ventures, whose fair values are estimated using various market valuation techniques. The fair values for other liabilities, such as interest-bearing withdrawal accounts and fixed-rate certificates of deposit, are based on current market interest rates offered for these products. Fair values for other liabilities with fixed maturities are estimated based on cash flow analysis using discount rates of similar instruments.

Valuation Assumptions

The results of the valuation methods presented in this footnote are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instrument. These fair values are for certain financial instruments of Thrivent Financial; accordingly, the aggregate fair value amounts presented do not represent the underlying value of Thrivent Financial.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 10. Benefit Plans

Pension and Other Postretirement Benefits

Thrivent Financial has a qualified non-contributory defined benefit retirement plan that provides benefits to substantially all home office and field employees upon retirement. Thrivent Financial also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent Financial uses a measurement date of December 31 in its benefit plan disclosures.

The components of net periodic pension expense for Thrivent Financial’s qualified retirement and other plans for the years ended December 31 were as follows (in millions):

	Retirement Plans			Other Plans
	2012	2011	2010	2012	2011	2010
Service cost	$19	$17	$18	$3	$3	$3
Interest cost	43	42	42	7	8	8
Expected return on plan assets	(55)	(55)	(53)	—	—	—
Amortization of prior service cost	(1)	(1)	(1)	(1)	(1)	(1)
Other	20	12	7	3	3	3

Net periodic cost	$26	$15	$13	$12	$13	$13

The plans’ funded status and the amounts recognized in the consolidated financial statements as of December 31 were as follows (in millions):

	Retirement Plan		Other Plans
	2012	2011	2012	2011
Change in projected benefit obligation:
Benefit obligation, beginning of year	$879	$784	$153	$145
Service cost	19	17	3	3
Interest cost	43	42	7	8
Actuarial loss (gain)	105	70	(5)	3
Benefits paid	(36)	(34)	(7)	(6)

Benefit obligation, end of year	1,010	879	151	153

Change in plan assets:
Fair value of plan assets, beginning of year	594	604	—	—
Actual return on plan assets	105	(6)	—	—
Employer contribution	53	30	7	6
Benefits paid	(36)	(34)	(7)	(6)

Fair value of plan assets, end of year	716	594	—	—

Funded status	$(294)	$(285)	$(151)	$(153)

Amounts recognized in accumulated other comprehensive income:
Prior service credit	$(3)	$(3)	$—	$(1)
Net loss	410	375	42	50

Total recognized	$407	$372	$42	$49

Accumulated benefit obligation	$952	$835	$151	$153

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 10. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

As of December 31, 2012 and 2011, the accumulated benefit obligation of the retirement plan and of other benefit plans exceeded the fair value of the assets. As a result, a retirement plan liability of $294 million and $285 million as of December 31, 2012 and 2011, respectively, and a liability of $151 million and $153 million as of December 31, 2012 and 2011, respectively, for the other plans were included in other liabilities in the Consolidated Balance Sheets.

Thrivent Financial periodically evaluates the long-term earned rate assumption, taking into consideration historical performance of the plan’s assets as well as current asset diversification and investment strategy in determining the rate of return assumption used in calculating the plan’s benefit expenses and obligation.

	Retirement Plan		Other Benefits
	2012	2011	2012	2011
Weighted average assumptions at end of year:
Discount rate	4.20%	5.00%	4.20%	5.00%
Expected return on plan assets	8.00	8.25	N/A	N/A
Rate of compensation increase	3.00	2.50	N/A	N/A

The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was 7.5% in 2012, trending down to 5% in 2022. The assumed health care cost trend rates can have a significant impact on the amounts reported. For example, a one-percentage point increase in the rate would increase the 2012 total service and interest cost by $1 million and the postretirement health care benefit obligation by $16 million. The Medicare Prescription Drug, Improvement and Modernization Act of 2003 includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. This subsidy has been taken into consideration in the calculation of the net periodic postretirement benefit costs and the accumulated postretirement benefit obligation.

Estimated benefit payments for the next ten years are as follows: 2013 — $49 million; 2014 — $52 million; 2015 — $55 million; 2016 — $57 million; 2017 — $61 million; and 2018 to 2022 — $347 million.

The assets of Thrivent Financial’s qualified defined benefit plan are held in trust. Thrivent Financial has a benefit plan advisory committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. A third party oversees the investment allocation process and monitors asset performance. As pension liabilities are long term in nature, Thrivent Financial employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.

The investment portfolio contains a diversified portfolio of investment categories, including equities and fixed income securities. Allocations for plan assets for the years ended December 31 are as follows:

	Target Allocation		Actual Allocation
	2012	2011	2012	2011
Equity securities	66%	60%	63%	65%
Fixed income and other securities	34	40	37	35

Total	100%	100%	100%	100%

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 10. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

Securities are also diversified in terms of domestic and international securities, short- and long-term securities, growth and value styles, large-cap and small-cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet its pension obligations in the future.

The fair values of the defined benefit plan by asset category as described previously in the fair value footnote are presented below (in millions). Prior year values have been reclassified to conform to current year presentation.

	Level 1	Level 2	Level 3	Total
December 31, 2012
Fixed maturity securities:
U.S. government and agency securities	$28	$5	$—	$33
Securities issued by foreign governments	—	2	—	2
Corporate debt securities	—	157	—	157
Residential mortgage-backed securities	—	33	1	34
Commercial mortgage-backed securities	—	9	—	9
Common stocks	300	—	—	300
Affiliated common stocks	98	—	—	98
Mutual funds	58	8	—	66
Short-term investments	—	16	—	16
Limited partnerships	—	—	1	1

Total	$484	$230	$2	$716

December 31, 2011
Fixed maturity securities:
U.S. government and agency securities	$52	$60	$—	$112
U.S. state and political subdivision securities	—	1	—	1
Securities issued by foreign governments	—	4	—	4
Corporate debt securities	—	42	—	42
Residential mortgage-backed securities	—	7	1	8
Commercial mortgage-backed securities	—	9	—	9
Other debt obligations	—	2	—	2
Common stocks	335	1	—	336
Mutual funds	—	78	—	78
Short-term investments	—	47	—	47

Total	$387	$251	$1	$639

The fair value of defined benefit plan assets as presented in the table above does not include net accrued liabilities in the amount of $45 million as of December 31, 2011.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 10. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

There were no significant transfers of defined benefit plan Level 1 and Level 2 fair value measurements during 2012 or 2011. Transfers between fair value hierarchy levels are recognized at the end of the reporting period. The following table shows the changes in fair values of defined benefit plan assets categorized as Level 3 (in millions):

	Balance, January 1	Purchases	Transfers into Level 3	Balance, December 31
2012
Residential mortgage-backed securities	$1	$—	$—	$1
Limited partnerships	—	1	—	1

Total	$1	$1	$—	$2

2011
Residential mortgage-backed securities	$—	$—	$1	$1

Total	$—	$—	$1	$1

The minimum pension contribution required for 2012 under the Employee Retirement Income Security Act of 1974, as amended guidelines will be determined in 2013.

Defined Contribution Plans

Thrivent Financial also provides contributory and non-contributory defined contribution retirement benefits that cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings, and Thrivent Financial will match participant contributions up to 6% of eligible earnings. In addition, Thrivent Financial will contribute a percentage of eligible earnings for participants in a non-contributory plan for field employees.

For the years ended December 31, 2012, 2011 and 2010, Thrivent Financial contributed $27 million, $29 million and $27 million, respectively, to these plans.

As of December 31, 2012 and 2011, $102 million and $105 million, respectively, of the assets of the defined contribution plans were invested in a deposit administration contract issued by Thrivent Financial.

Note 11. Commitments and Contingent Liabilities

Litigation and Other Proceedings

Thrivent Financial is involved in various lawsuits, contractual matters and other contingencies that have arisen from the normal course of business. Thrivent Financial assesses its exposure to these matters periodically and adjusts its provision accordingly. As of December 31, 2012, Thrivent Financial believes adequate provision has been made for any losses that may result from these matters.

Financial Instruments

Thrivent Financial is a party to financial instruments with on- and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate, equity price or

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 11. Commitments and Contingent Liabilities, continued

Financial Instruments, continued

liquidity risk in excess of the amount recognized in the Consolidated Balance Sheets. Thrivent Financial’s exposure to credit loss in the event of non-performance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.

Commitments to Extend Credit

Thrivent Financial has commitments to extend credit for mortgage loans, church loans and other lines of credit at market interest rates. These commitments totaled $50 million and $60 million as of December 31, 2012 and 2011, respectively. Commitments to purchase limited partnerships and other invested assets were $1,463 million and $1,398 million as of December 31, 2012 and 2011, respectively.

Financial Guarantees

Thrivent Financial has entered into an agreement to purchase certain debt obligations of a third party civic organization, totaling $37 million, in the event certain conditions occur, as defined in the agreement. This agreement is secured by the assets of the third party.

Leases

Thrivent Financial has operating leases for certain office equipment and real estate. Rental expense for these items totaled $11 million, $11 million and $8 million for the years ended December 31, 2012, 2011 and 2010, respectively. Future minimum aggregate rental commitments as of December 31, 2012, for operating leases were as follows: 2013 — $5 million; 2014 — $3 million; 2015 — $2 million; 2016 — $1 million; and 2017 — $0 million.

Thrivent Financial has rental income generated from real estate held-for-sale and from rental space in its corporate headquarters building. The cost and carrying value of the real estate held-for-sale as of December 31, 2012, was $61 million. Future minimum lease payment receivables under non-cancelable leasing arrangements as of December 31, 2012, are as follows: 2013 — $5 million; 2014 — $4 million; 2015 — $3 million; 2016 — $2 million; and 2017 — $1 million.

Note 12. Subsidiary Debt

Thrivent Financial holds a majority-owned subsidiary with $1 million and $33 million of long-term debt at December 31, 2012 and 2011, respectively, which is included in other liabilities on the Consolidated Balance Sheets. The debt has no recourse to Thrivent Financial, matures at various dates through 2013 and carries interest rates based on LIBOR plus a spread with a minimum interest rate floor.

Note 13. Synopsis of Statutory Financial Results

The accompanying consolidated financial statements differ from those prepared in accordance with statutory accounting practices prescribed or permitted by the primary states regulating Thrivent Financial. Prescribed accounting practices are included in the National Association of Insurance Commissioner’s Accounting Practices and Procedures Manual. Permitted practices are accounting practices that may deviate from prescribed practices upon the approval of the primary states regulating Thrivent Financial. The synopsis of statutory financial results is included to satisfy certain state reporting requirements for fraternal benefit societies.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 13. Synopsis of Statutory Financial Results, continued

The following describes the more significant statutory accounting policies that are different from GAAP accounting policies.

Fixed Maturity Securities

For statutory purposes, investments in fixed maturity securities are reported at amortized cost.

Acquisition Costs

Costs incurred to acquire new business are charged to operations as incurred.

Contract Liabilities

Liabilities for future contract benefits and expenses are determined using statutorily prescribed rates for mortality and interest.

Non-Admitted Assets

Certain assets, primarily furniture, equipment and agents’ debit balances, are charged directly to members’ equity and excluded from the Consolidated Balance Sheets.

Interest Maintenance Reserve

Certain realized investment gains and losses for fixed maturity securities sold prior to their maturity are deferred and amortized into operating results over the remaining maturity of the sold security.

Asset Valuation Reserve

A reserve, charged directly to members’ equity, is maintained based on certain risk factors applied to invested asset classes.

Premiums and Withdrawals

Funds deposited and withdrawn on universal life and investment-type contracts are recorded in the Consolidated Statements of Operations.

Consolidation

Subsidiaries are not consolidated into the statutory results; rather, the equity method of accounting for the ownership of subsidiaries is used, with the change in the value of the subsidiaries reflected as a direct adjustment of members’ equity.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 13. Synopsis of Statutory Financial Results, continued

Summarized statutory-basis financial information as of December 31, 2012 and 2011, and for the years ended December 31, 2012, 2011 and 2010, for Thrivent Financial is as follows (in millions):

		2012	2011
Admitted assets		$68,425	$62,257

Liabilities		$64,039	$58,253
Surplus		4,386	4,004

Total liabilities and surplus		$68,425	$62,257

	2012	2011	2010
Gain from operations before net realized capital gains and losses	$598	$480	$268
Net realized capital losses	(93)	(56)	(19)

Net income	505	424	249
Total other surplus changes	(123)	(516)	(280)

Net change in unassigned surplus	$382	$(92)	$(31)

Thrivent Financial is in compliance with the statutory surplus requirements of all states.

Report of Independent Registered Public Accounting Firm

The Board of Directors

Thrivent Financial for Lutherans

We have audited the consolidated financial statements of Thrivent Financial for Lutherans (the Company) as of December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012, and have issued our report thereon dated February 20, 2013 (included elsewhere in this Registration Statement). Our audits also included the financial statement supplementary information listed in Schedules I, III, and IV of this Registration Statement. These schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these schedules based on our audits.

In our opinion, the financial statement schedules referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

Minneapolis, Minnesota

April 22, 2013

Thrivent Financial for Lutherans

Supplementary Insurance Information

Schedule I — Summary of Investments — Other than Investments in Related Parties

As of December 31, 2012

(in millions)

Type of Investment	Amortized Cost	Fair Value	Amount Shown on Balance Sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$2,425	$2,584	$2,584
State, municipalities and political subdivisions	430	464	464
Foreign governments	140	163	163
Public utilities	2,996	3,519	3,519
Convertibles and bonds with warrants attached	508	591	591
All other corporate bonds	31,491	34,761	34,761
Certificates of deposit	—	—	—
Redeemable preferred stock	—	—	—

Total fixed maturities	37,990	42,082	42,082

Equity securities:
Common stocks:
Public utilities	17	18	18
Banks, trust and insurance companies	105	124	124
Industrial, miscellaneous and all other	617	675	675
Nonredeemable preferred stocks	71	74	74

Total equity securities	810	891	891

Mortgage loans on real estate	7,306	xxxxx	7,306
Real estate	114	xxxxx	114
Policy loans	1,255	xxxxx	1,255
Other long-term investments	2,512	xxxxx	2,512
Short-term investments	909	xxxxx	909

Total investments	$50,896		$55,069

Thrivent Financial for Lutherans

Schedule III — Supplementary Insurance Information

As of and For the Year Ended December 31, 2012

(in millions)

As of December 31, 2012:

	Deferred acquisition costs	Future policy benefits	Unearned premiums[1]	Other policy claims payable
Life	$635	$10,871	$—	$10,388
Annuity	975	3,697	—	15,362
Health	119	4,249	55	36
Other	—	—	—	—

	$1,729	$18,817	$55	$25,786

For the year ended December 31, 2012:

	Premium revenue	Net investment income	Benefits, claims, etc	Amortization of deferred acquisition costs	Other operating expenses	Premiums written[2]
Life	$924	$1,181	$2,147	$88	$310
Annuity	294	978	992	73	309
Health	312	270	550	14	27
Other	—	8	12	—	334

	$1,530	$2,437	$3,701	$175	$980

[1]	Unearned premiums are included in future policy benefits in the balance sheet
[2]	Does not apply to life insurance

Thrivent Financial for Lutherans

Schedule III — Supplementary Insurance Information

As of and For the Year Ended December 31, 2011

(in millions)

As of December 31, 2011:

	Deferred acquisition costs	Future policy benefits	Unearned premiums	Other policy claims payable
Life	$813	$10,255	$—	$10,152
Annuity	764	3,464	—	14,950
Health	126	3,775	57	32
Other, non-insurance	—	—	—	450

	$1,703	$17,494	$57	$25,584

For the year ended December 31, 2011:

	Premium revenue	Net investment income	Benefits, claims, etc	Amortization of deferred acquisition costs	Other operating expenses
Life	$866	$1,251	$2,110	$60	$255
Annuity	374	986	1,179	25	243
Health	319	256	458	16	31
Other, non-insurance	—	52	14	—	306

	$1,559	$2,545	$3,761	$101	$835

Thrivent Financial for Lutherans

Schedule IV — Reinsurance

As of December 31, 2012

(in millions)

	Direct amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
Life insurance inforce	$175,907	$42,863	$—	$133,044	—
Premiums:
Life	997	73	—	924	—
Annuity	294	—	—	294	—
Health	312	—	—	312	—

	$1,603	$73	$—	$1,530	—

Thrivent Financial for Lutherans

Schedule IV — Reinsurance

As of December 31, 2011

(in millions)

	Direct amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
Life insurance inforce	$171,744	$38,812	$—	$132,932	—
Premiums:
Life	932	66	—	866	—
Annuity	374	—	—	374	—
Health	319	—	—	319	—

	$1,625	$66	$—	$1,559	—

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contractholders

Thrivent Financial for Lutherans

We have audited the accompanying statements of assets and liabilities of the individual subaccounts of Thrivent Variable Annuity Account II (the Variable Account) sponsored by Thrivent Financial for Lutherans, referred to in Note 1, as of December 31, 2012, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the Variable Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the affiliated transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Thrivent Variable Annuity Account II at December 31, 2012, and the results of their operations and changes in their net assets for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

April 22, 2013

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Assets and Liabilities

December 31, 2012

Subaccount	Investments at fair value	Receivable from Thrivent Financial for annuity reserve adjustment	Total assets	Payable to Thrivent Financial for annuity reserve adjustment	Net assets	Reserves for contracts in annuity payment period	Accumulation units outstanding	Unit value (accumulation)	Series funds, at cost	Series funds shares owned
Aggressive Allocation	$1,503,008	$—	$1,503,008	$13,718	$1,489,290	$1,489,290	111,853	$13.44	$1,473,449	123,747
Moderately Aggressive Allocation	$8,488,452	$73,217	$8,561,669	$—	$8,561,669	$8,561,669	624,518	$13.58	$8,055,101	689,759
Moderate Allocation	$16,314,261	$133,067	$16,447,328	$—	$16,447,328	$16,447,328	1,189,939	$13.71	$15,457,451	1,328,285
Moderately Conservative Allocation	$8,704,074	$157,121	$8,861,195	$—	$8,861,195	$8,861,195	648,160	$13.43	$8,122,445	721,031
Partner Technology	$130,094	$5,002	$135,096	$—	$135,096	$135,096	15,565	$8.36	$105,690	17,328
Partner Healthcare	$164,079	$3,328	$167,407	$—	$167,407	$167,407	12,161	$13.49	$127,313	12,257
Natural Resources	$139,823	$3,467	$143,290	$—	$143,290	$143,290	18,327	$7.63	$164,134	20,223
Partner Emerging Markets Equity	$131,784	$2,862	$134,646	$—	$134,646	$134,646	9,910	$13.30	$99,977	9,685
Real Estate Securities	$785,127	$10,161	$795,288	$—	$795,288	$795,288	30,163	$26.03	$695,159	43,995
Partner Small Cap Growth	$179,934	$3,007	$182,941	$—	$182,941	$182,941	13,075	$13.76	$146,848	12,970
Partner Small Cap Value	$428,513	$9,965	$438,478	$—	$438,478	$438,478	16,854	$25.42	$313,509	20,237
Small Cap Stock	$666,915	$14,315	$681,230	$—	$681,230	$681,230	41,269	$16.16	$604,737	50,829
Small Cap Index	$1,925,699	$107,231	$2,032,930	$—	$2,032,930	$2,032,930	49,525	$38.87	$1,969,301	143,526
Mid Cap Growth	$1,533,263	$23,972	$1,557,235	$—	$1,557,235	$1,557,235	84,293	$18.19	$1,221,496	78,261
Partner Mid Cap Value	$53,797	$1,221	$55,018	$—	$55,018	$55,018	3,619	$14.87	$43,209	3,668
Mid Cap Stock	$661,920	$16,026	$677,946	$—	$677,946	$677,946	41,965	$15.77	$540,926	50,585
Mid Cap Index	$644,258	$23,174	$667,432	$—	$667,432	$667,432	32,859	$19.61	$610,640	52,108
Partner Worldwide Allocation	$1,332,767	$44,885	$1,377,652	$—	$1,377,652	$1,377,652	148,961	$8.95	$1,214,718	154,640
Partner Socially Responsible Stock	$115,907	$10	$115,917	$—	$115,917	$115,917	10,312	$11.24	$96,656	9,806
Partner All Cap Growth	$29,203	$367	$29,570	$—	$29,570	$29,570	2,980	$9.80	$21,139	2,811
Partner All Cap Value	$26,632	$167	$26,799	$—	$26,799	$26,799	3,004	$8.86	$22,546	2,954
Partner All Cap	$285,668	$2,951	$288,619	$—	$288,619	$288,619	23,026	$12.41	$282,553	29,634
Large Cap Growth	$2,059,408	$29,576	$2,088,984	$—	$2,088,984	$2,088,984	154,534	$13.33	$1,569,630	109,504
Partner Growth Stock	$182,037	$6,005	$188,042	$—	$188,042	$188,042	11,731	$15.52	$151,133	13,447
Large Cap Value	$882,493	$33,560	$916,053	$—	$916,053	$916,053	51,002	$17.30	$766,138	73,547
Large Cap Stock	$2,109,886	$74,061	$2,183,947	$—	$2,183,947	$2,183,947	214,097	$9.85	$2,011,110	228,858
Large Cap Index	$3,235,370	$159,663	$3,395,033	$—	$3,395,033	$3,395,033	115,725	$27.97	$3,465,088	160,896
Equity Income Plus	$199,614	$2,248	$201,862	$—	$201,862	$201,862	20,076	$9.94	$192,560	20,333
Balanced	$3,765,867	$246,983	$4,012,850	$—	$4,012,850	$4,012,850	143,158	$26.31	$3,658,253	244,164
High Yield	$1,867,304	$44,928	$1,912,232	$—	$1,912,232	$1,912,232	90,556	$20.62	$1,782,945	369,785
Diversified Income Plus	$1,591,065	$149,312	$1,740,377	$—	$1,740,377	$1,740,377	93,885	$16.95	$1,462,522	220,162
Income	$1,694,820	$30,669	$1,725,489	$—	$1,725,489	$1,725,489	103,000	$16.45	$1,567,806	157,317
Bond Index	$1,172,087	$39,170	$1,211,257	$—	$1,211,257	$1,211,257	53,275	$22.00	$1,065,746	102,892
Limited Maturity Bond	$870,598	$13,335	$883,933	$—	$883,933	$883,933	68,474	$12.71	$868,075	87,723
Mortgage Securities	$265,279	$5,416	$270,695	$—	$270,695	$270,695	18,875	$14.05	$250,434	24,922
Money Market	$296,829	$12,290	$309,119	$—	$309,119	$309,119	281,430	$1.05	$296,829	296,829

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Operations

December 31, 2012

	Investment Income	Expenses		Realized and unrealized gain (loss) on investments
Subaccount	Dividends	Mortality & expense risk charges	Net investment income (loss)	Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments	Net gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Aggressive Allocation	$9,221	$(18,931)	$(9,710)	$(46)	$63,548	$101,085	$164,587	$154,877
Moderately Aggressive Allocation	$93,852	$(99,806)	$(5,954)	$25,526	$103,684	$741,064	$870,274	$864,320
Moderate Allocation	$252,897	$(204,843)	$48,054	$47,013	$107,646	$1,392,943	$1,547,602	$1,595,656
Moderately Conservative Allocation	$142,940	$(111,433)	$31,507	$67,762	$64,977	$544,214	$676,953	$708,460
Partner Technology	$—	$(1,664)	$(1,664)	$3,168	$—	$22,359	$25,527	$23,863
Partner Healthcare	$446	$(2,049)	$(1,603)	$3,596	$1,978	$24,425	$29,999	$28,396
Natural Resources	$363	$(1,874)	$(1,511)	$(1,894)	$18,851	$(22,448)	$(5,491)	$(7,002)
Partner Emerging Markets Equity	$645	$(1,515)	$(870)	$2,299	$611	$24,386	$27,296	$26,426
Real Estate Securities	$30,142	$(10,209)	$19,933	$11,620	$—	$89,651	$101,271	$121,204
Partner Small Cap Growth	$—	$(2,392)	$(2,392)	$5,094	$—	$16,159	$21,253	$18,861
Partner Small Cap Value	$2,917	$(5,548)	$(2,631)	$17,289	$—	$39,088	$56,377	$53,746
Small Cap Stock	$—	$(9,007)	$(9,007)	$9,004	$—	$56,245	$65,249	$56,242
Small Cap Index	$13,265	$(24,842)	$(11,577)	$(14,638)	$163,081	$130,328	$278,771	$267,194
Mid Cap Growth	$3,374	$(19,189)	$(15,815)	$40,979	$—	$131,328	$172,307	$156,492
Partner Mid Cap Value	$450	$(686)	$(236)	$1,368	$—	$7,376	$8,744	$8,508
Mid Cap Stock	$1,764	$(9,135)	$(7,371)	$32,270	$—	$65,300	$97,570	$90,199
Mid Cap Index	$5,034	$(8,329)	$(3,295)	$4,413	$61,622	$34,544	$100,579	$97,284
Partner Worldwide Allocation	$18,564	$(7,626)	$10,938	$4,521	$4,294	$126,925	$135,740	$146,678
Partner Socially Responsible Stock	$22	$(1,481)	$(1,459)	$2,095	$—	$15,303	$17,398	$15,939
Partner All Cap Growth	$—	$(421)	$(421)	$2,415	$—	$1,314	$3,729	$3,308
Partner All Cap Value	$184	$(363)	$(179)	$807	$—	$2,225	$3,032	$2,853
Partner All Cap	$1,363	$(3,758)	$(2,395)	$(1,640)	$—	$41,796	$40,156	$37,761
Large Cap Growth	$23,584	$(26,860)	$(3,276)	$85,876	$—	$264,668	$350,544	$347,268
Partner Growth Stock	$—	$(2,433)	$(2,433)	$5,088	$—	$28,134	$33,222	$30,789
Large Cap Value	$15,694	$(11,411)	$4,283	$13,004	$—	$118,126	$131,130	$135,413
Large Cap Stock	$22,904	$(28,264)	$(5,360)	$3,396	$—	$289,916	$293,312	$287,952
Large Cap Index	$56,624	$(42,339)	$14,285	$(62,098)	$—	$495,730	$433,632	$447,917
Equity Income Plus	$1,851	$(1,824)	$27	$739	$—	$12,351	$13,090	$13,117
Balanced	$84,196	$(49,286)	$34,910	$10,392	$117,655	$251,839	$379,886	$414,796
High Yield	$126,128	$(22,328)	$103,800	$4,731	$—	$136,488	$141,219	$245,019
Diversified Income Plus	$56,509	$(19,564)	$36,945	$18,228	$—	$135,458	$153,686	$190,631
Income	$67,433	$(22,115)	$45,318	$24,185	$—	$92,559	$116,744	$162,062
Bond Index	$25,616	$(15,822)	$9,794	$20,366	$15,371	$120	$35,857	$45,651
Limited Maturity Bond	$14,046	$(10,690)	$3,356	$(969)	$—	$22,996	$22,027	$25,383
Mortgage Securities	$3,681	$(2,974)	$707	$2,897	$5,280	$1,699	$9,876	$10,583
Money Market	$—	$(4,450)	$(4,450)	$—	$—	$—	$—	$(4,450)

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Changes of Net Assets

December 31, 2012

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Subaccount	Net investment income (loss)	Net realized gain (loss) on investments	Change in net unrealized appreciation (depreciation) on investments	Net Change in net assets from operations	Proceeds from units issued	Death benefits	Surrenders and termi nations	Annuity benefit payments	Adjustments to annuity reserves	Transfers between subaccounts	Net change in net assets from unit trans actions	Net change in net assets	Net assets beginning of period	Net assets end of period
Aggressive Allocation	$(9,710)	$63,502	$101,085	$154,877	$169	$(8,837)	$—	$(125,973)	$(19,417)	$11,062	$(142,996)	$11,881	$1,477,409	$1,489,290
Moderately Aggressive Allocation	$(5,954)	$129,210	$741,064	$864,320	$791,670	$(29,935)	$(33,523)	$(805,457)	$13,501	$(128,687)	$(192,431)	$671,889	$7,889,780	$8,561,669
Moderate Allocation	$48,054	$154,659	$1,392,943	$1,595,656	$546,851	$(32,579)	$(67,674)	$(1,548,960)	$35	$(290,600)	$(1,392,927)	$202,729	$16,244,599	$16,447,328
Moderately Conservative Allocation	$31,507	$132,739	$544,214	$708,460	$323,587	$(234,564)	$(32,169)	$(960,503)	$51,880	$(69,360)	$(921,129)	$(212,669)	$9,073,864	$8,861,195
Partner Technology	$(1,664)	$3,168	$22,359	$23,863	$(13)	$—	$(2,808)	$(13,911)	$1,860	$(2,361)	$(17,233)	$6,630	$128,466	$135,096
Partner Healthcare	$(1,603)	$5,574	$24,425	$28,396	$(6)	$—	$—	$(14,140)	$1,195	$(4,072)	$(17,023)	$11,373	$156,034	$167,407
Natural Resources	$(1,511)	$16,957	$(22,448)	$(7,002)	$(5)	$—	$—	$(7,342)	$806	$(3,761)	$(10,302)	$(17,304)	$160,594	$143,290
Partner Emerging Markets Equity	$(870)	$2,910	$24,386	$26,426	$(7)	$—	$—	$(5,787)	$1,266	$4,907	$379	$26,805	$107,841	$134,646
Real Estate Securities	$19,933	$11,620	$89,651	$121,204	$2	$(6,030)	$—	$(82,000)	$6,605	$(44,869)	$(126,292)	$(5,088)	$800,376	$795,288
Partner Small Cap Growth	$(2,392)	$5,094	$16,159	$18,861	$26	$(1,830)	$—	$(23,638)	$800	$(4,767)	$(29,409)	$(10,548)	$193,489	$182,941
Partner Small Cap Value	$(2,631)	$17,289	$39,088	$53,746	$582	$(2,170)	$—	$(44,309)	$3,227	$(25,220)	$(67,890)	$(14,144)	$452,622	$438,478
Small Cap Stock	$(9,007)	$9,004	$56,245	$56,242	$58	$(15,327)	$(4,254)	$(93,255)	$6,142	$(36,811)	$(143,447)	$(87,205)	$768,435	$681,230
Small Cap Index	$(11,577)	$148,443	$130,328	$267,194	$3,779	$(3,902)	$—	$(176,762)	$36,166	$(117,441)	$(258,160)	$9,034	$2,023,896	$2,032,930
Mid Cap Growth	$(15,815)	$40,979	$131,328	$156,492	$967	$(7,098)	$(7,954)	$(152,517)	$8,549	$87,107	$(70,946)	$85,546	$1,471,689	$1,557,235
Partner Mid Cap Value	$(236)	$1,368	$7,376	$8,508	$(12)	$—	$—	$(6,718)	$531	$(2,351)	$(8,550)	$(42)	$55,060	$55,018
Mid Cap Stock	$(7,371)	$32,270	$65,300	$90,199	$727	$(14,190)	$(34,137)	$(88,089)	$5,575	$(87,303)	$(217,417)	$(127,218)	$805,164	$677,946
Mid Cap Index	$(3,295)	$66,035	$34,544	$97,284	$(12)	$(2)	$—	$(70,044)	$9,410	$(31,810)	$(92,458)	$4,826	$662,606	$667,432
Partner Worldwide Allocation	$10,938	$8,815	$126,925	$146,678	$473	$(4,055)	$—	$(67,686)	$44,144	$1,172,072	$1,144,948	$1,291,626	$86,026	$1,377,652
Partner Socially Responsible Stock	$(1,459)	$2,095	$15,303	$15,939	$(1)	$—	$—	$(5,090)	$90	$(2,918)	$(7,919)	$8,020	$107,897	$115,917
Partner All Cap Growth	$(421)	$2,415	$1,314	$3,308	$(3)	$—	$—	$(8,638)	$164	$—	$(8,477)	$(5,169)	$34,739	$29,570
Partner All Cap Value	$(179)	$807	$2,225	$2,853	$—	$—	$—	$(6,842)	$76	$—	$(6,766)	$(3,913)	$30,712	$26,799
Partner All Cap	$(2,395)	$(1,640)	$41,796	$37,761	$12	$(3,861)	$—	$(35,996)	$1,155	$(10,134)	$(48,824)	$(11,063)	$299,682	$288,619
Large Cap Growth	$(3,276)	$85,876	$264,668	$347,268	$173	$(33,231)	$(6,466)	$(229,983)	$12,193	$(46,034)	$(303,348)	$43,920	$2,045,064	$2,088,984
Partner Growth Stock	$(2,433)	$5,088	$28,134	$30,789	$50	$(5,863)	$—	$(18,927)	$1,340	$(10,385)	$(33,785)	$(2,996)	$191,038	$188,042
Large Cap Value	$4,283	$13,004	$118,126	$135,413	$112	$(11,423)	$(6,187)	$(104,483)	$12,064	$(45,387)	$(155,304)	$(19,891)	$935,944	$916,053
Large Cap Stock	$(5,360)	$3,396	$289,916	$287,952	$4,067	$(31,324)	$(28,522)	$(251,384)	$22,239	$(145,366)	$(430,290)	$(142,338)	$2,326,285	$2,183,947
Large Cap Index	$14,285	$(62,098)	$495,730	$447,917	$83	$(34,258)	$(5,884)	$(369,238)	$69,826	$(113,540)	$(453,011)	$(5,094)	$3,400,127	$3,395,033
Equity Income Plus	$27	$739	$12,351	$13,117	$79,705	$—	$—	$(12,942)	$778	$9,489	$77,030	$90,147	$111,715	$201,862
Balanced	$34,910	$128,047	$251,839	$414,796	$(53,927)	$(8,900)	$(8,272)	$(376,205)	$85,112	$(149,014)	$(511,206)	$(96,410)	$4,109,260	$4,012,850
High Yield	$103,800	$4,731	$136,488	$245,019	$147,845	$(25,655)	$(9,860)	$(192,751)	$25,728	$(17,349)	$(72,042)	$172,977	$1,739,255	$1,912,232
Diversified Income Plus	$36,945	$18,228	$135,458	$190,631	$72,254	$(50,966)	$(14,720)	$(185,674)	$121,566	$122,474	$64,934	$255,565	$1,484,812	$1,740,377
Income	$45,318	$24,185	$92,559	$162,062	$24,925	$(54,332)	$(20,802)	$(188,348)	$14,286	$(38,282)	$(262,553)	$(100,491)	$1,825,980	$1,725,489
Bond Index	$9,794	$35,737	$120	$45,651	$9,236	$(2,335)	$(12,439)	$(138,734)	$(6,310)	$(43,396)	$(193,978)	$(148,327)	$1,359,584	$1,211,257
Limited Maturity Bond	$3,356	$(969)	$22,996	$25,383	$93,106	$(45,128)	$(4,640)	$(105,933)	$(2,153)	$69,482	$4,734	$30,117	$853,816	$883,933
Mortgage Securities	$707	$8,177	$1,699	$10,583	$60,325	$(3,388)	$(5,336)	$(27,277)	$3,170	$(7,617)	$19,877	$30,460	$240,235	$270,695
Money Market	$(4,450)	$—	$—	$(4,450)	$—	$—	$(2,051)	$(30,889)	$(984)	$(100,133)	$(134,057)	$(138,507)	$447,626	$309,119

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Changes of Net Assets

December 31, 2011

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Subaccount	Net investment income (loss)	Net realized gain (loss) on invest ments	Change in net unrealized appreciation (depreciation) on invest ments	Net change in net assets from operations	Proceeds from units issued	Death benefits	Surrenders and termi nations	Annuity benefit payments	Adjustments to annuity reserves	Transfers between subaccounts	Net change in net assets from unit trans actions	Net change in net assets	Net Assets beginning of period	Net assets end of period
Aggressive Allocation	$405	$27,540	$(104,279)	$(76,334)	$56,360	$—	$—	$(123,888)	$3,996	$(25,026)	$(88,558)	$(164,892)	$1,642,301	$1,477,409
Moderately Aggressive Allocation	$61,824	$106,583	$(510,148)	$(341,741)	$120,527	$(85,718)	$(5,559)	$(795,003)	$12,667	$(176,050)	$(929,136)	$(1,270,877)	$9,160,657	$7,889,780
Moderate Allocation	$165,965	$232,441	$(781,812)	$(383,406)	$1,401,301	$(325,460)	$(57,109)	$(1,609,660)	$64,720	$(28,779)	$(554,987)	$(938,393)	$17,182,992	$16,244,599
Moderately Conservative Allocation	$82,719	$160,445	$(350,215)	$(107,051)	$870,174	$(197,157)	$(12,327)	$(947,657)	$35,341	$313,497	$61,871	$(45,180)	$9,119,044	$9,073,864
Partner Technology	$(2,081)	$6,419	$(27,028)	$(22,690)	$(1,341)	$(497)	$—	$(16,756)	$4,783	$(35,905)	$(49,716)	$(72,406)	$200,872	$128,466
Partner Healthcare	$(1,912)	$7,118	$(14,143)	$(8,937)	$11,788	$—	$—	$(12,703)	$764	$17,502	$17,351	$8,414	$147,620	$156,034
Natural Resources	$(2,106)	$2,489	$(26,127)	$(25,744)	$14,903	$—	$—	$(9,377)	$613	$18,442	$24,581	$(1,163)	$161,757	$160,594
Partner Emerging Markets Equity	$(163)	$1,987	$(14,703)	$(12,879)	$11,795	$—	$—	$(5,294)	$664	$26,580	$33,745	$20,866	$86,975	$107,841
Real Estate Securities	$(10,558)	$(5,793)	$78,778	$62,427	$6,883	$(586)	$(20,571)	$(79,539)	$624	$(56,540)	$(149,729)	$(87,302)	$887,678	$800,376
Partner Small Cap Growth	$(2,769)	$4,938	$(12,562)	$(10,393)	$1,690	$(598)	$(663)	$(26,636)	$616	$(8,831)	$(34,422)	$(44,815)	$238,304	$193,489
Partner Small Cap Value	$(4,993)	$14,713	$(26,493)	$(16,773)	$504	$(816)	$(4,626)	$(46,180)	$1,064	$(19,814)	$(69,868)	$(86,641)	$539,263	$452,622
Small Cap Stock	$(11,186)	$15,189	$(56,272)	$(52,269)	$8,188	$(12,497)	$(11,905)	$(106,405)	$(577)	$(95,733)	$(218,929)	$(271,198)	$1,039,633	$768,435
Small Cap Index	$(8,407)	$34,488	$(40,343)	$(14,262)	$(5,543)	$(1,928)	$(9,888)	$(193,876)	$21,603	$(161,835)	$(351,467)	$(365,729)	$2,389,625	$2,023,896
Mid Cap Growth	$(15,171)	$40,988	$(130,643)	$(104,826)	$15,801	$—	$(17,179)	$(157,254)	$4,655	$(34,119)	$(188,096)	$(292,922)	$1,764,611	$1,471,689
Partner Mid Cap Value	$(620)	$1,790	$(5,160)	$(3,990)	$4,855	$—	$—	$(6,911)	$446	$(628)	$(2,238)	$(6,228)	$61,288	$55,060
Mid Cap Stock	$(11,579)	$34,152	$(85,704)	$(63,131)	$597	$(9,764)	$(13,036)	$(104,343)	$5,163	$(110,304)	$(231,687)	$(294,818)	$1,099,982	$805,164
Mid Cap Index	$(3,192)	$55,041	$(73,764)	$(21,915)	$6,941	$(913)	$(3,315)	$(75,049)	$3,968	$(59,602)	$(127,970)	$(149,885)	$812,491	$662,606
Partner Worldwide Allocation	$697	$2,165	$(16,536)	$(13,674)	$17,259	$—	$—	$(9,201)	$207	$471	$8,736	$(4,938)	$90,964	$86,026
Partner Socially Responsible Stock	$(971)	$1,931	$(2,968)	$(2,008)	$71,677	$(12,296)	$—	$(4,015)	$117	$(2,753)	$52,730	$50,722	$57,175	$107,897
Partner All Cap Growth	$(530)	$2,576	$(5,043)	$(2,997)	$—	$—	$—	$(9,112)	$116	$—	$(8,996)	$(11,993)	$46,732	$34,739
Partner All Cap Value	$(243)	$1,113	$(4,964)	$(4,094)	$—	$—	$—	$(7,403)	$61	$—	$(7,342)	$(11,436)	$42,148	$30,712
Partner All Cap	$(2,124)	$(9,099)	$(11,107)	$(22,330)	$4,110	$(7,831)	$(5)	$(36,236)	$1,783	$(27,947)	$(66,126)	$(88,456)	$388,138	$299,682
Large Cap Growth	$(16,184)	$63,661	$(187,577)	$(140,100)	$26,891	$(9,879)	$(22,795)	$(231,568)	$6,986	$(92,427)	$(322,792)	$(462,892)	$2,507,956	$2,045,064
Partner Growth Stock	$(2,641)	$1,820	$(4,141)	$(4,962)	$622	$—	$(3,719)	$(18,668)	$1,705	$(21,728)	$(41,788)	$(46,750)	$237,788	$191,038
Large Cap Value	$(13,163)	$6,886	$(38,280)	$(44,557)	$14,705	$(12,142)	$(15,043)	$(113,705)	$5,753	$(102,997)	$(223,429)	$(267,986)	$1,203,930	$935,944
Large Cap Stock	$(32,607)	$(18,159)	$(89,284)	$(140,050)	$5,707	$(27,962)	$(25,211)	$(275,068)	$13,205	$(208,217)	$(517,546)	$(657,596)	$2,983,881	$2,326,285
Large Cap Index	$14,999	$(194,281)	$211,282	$32,000	$7,819	$(48,119)	$(122,169)	$(422,278)	$(8,817)	$(280,230)	$(873,794)	$(841,794)	$4,241,921	$3,400,127
Equity Income Plus	$(937)	$(1)	$(5,938)	$(6,876)	$40,216	$—	$—	$(5,431)	$1,472	$31,258	$67,515	$60,639	$51,076	$111,715
Balanced	$42,220	$123,539	$(41,097)	$124,662	$6,797	$(77,213)	$(42,100)	$(391,144)	$50,494	$(161,467)	$(614,633)	$(489,971)	$4,599,231	$4,109,260
High Yield	$117,845	$(1,442)	$(54,500)	$61,903	$64,882	$(6,440)	$(18,146)	$(186,899)	$1,796	$(37,587)	$(182,394)	$(120,491)	$1,859,746	$1,739,255
Diversified Income Plus	$59,967	$6,992	$(49,669)	$17,290	$44,409	$(2,999)	$(1,619)	$(187,204)	$3,837	$(11,871)	$(155,447)	$(138,157)	$1,622,969	$1,484,812
Income	$57,973	$5,878	$14,919	$78,770	$52,979	$(20,856)	$(9,928)	$(176,863)	$2,261	$109,749	$(42,658)	$36,112	$1,789,868	$1,825,980
Bond Index	$22,861	$32,490	$39,023	$94,374	$16,600	$(47,490)	$(9,689)	$(145,856)	$19,235	$(181,867)	$(349,067)	$(254,693)	$1,614,277	$1,359,584
Limited Maturity Bond	$9,316	$(2,357)	$(9,076)	$(2,117)	$12,585	$(11,579)	$(5,057)	$(101,671)	$4,514	$(68,370)	$(169,578)	$(171,695)	$1,025,511	$853,816
Mortgage Securities	$4,268	$4,355	$(214)	$8,409	$556	$—	$(5,567)	$(27,558)	$42	$(20,950)	$(53,477)	$(45,068)	$285,303	$240,235
Money Market	$(5,359)	$—	$—	$(5,359)	$2,353	$(16,433)	$—	$(36,103)	$2,746	$(43,585)	$(91,022)	$(96,381)	$544,007	$447,626

The accompanying notes are an integral part of these financial statements.

Thrivent Variable Annuity Account II

Notes to Financial Statements

As of December 31, 2012

(1) ORGANIZATION

The Thrivent Variable Annuity Account II ( the Variable Account), is a unit investment trust registered under the Investment Company Act of 1940 and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account has 36 subaccounts, each of which invests in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a Fund and collectively the Funds), as follows:

Aggressive Allocation	Thrivent Series Fund, Inc. — Aggressive Allocation Portfolio
Moderately Aggressive Allocation	Thrivent Series Fund, Inc. — Moderately Aggressive Allocation Portfolio
Moderate Allocation	Thrivent Series Fund, Inc. — Moderate Allocation Portfolio
Moderately Conservative Allocation	Thrivent Series Fund, Inc. — Moderately Conservative Allocation Portfolio
Partner Technology (h)	Thrivent Series Fund, Inc. — Partner Technology Portfolio
Partner Healthcare (i)	Thrivent Series Fund, Inc. — Partner Healthcare Portfolio
Natural Resources (f, i)	Thrivent Series Fund, Inc. — Natural Resources Portfolio
Partner Emerging Markets Equity (g, i)	Thrivent Series Fund, Inc. — Partner Emerging Markets Equity Portfolio
Real Estate Securities	Thrivent Series Fund, Inc. — Real Estate Securities Portfolio
Partner Small Cap Growth	Thrivent Series Fund, Inc. — Partner Small Cap Growth Portfolio
Partner Small Cap Value	Thrivent Series Fund, Inc. — Partner Small Cap Value Portfolio
Small Cap Stock	Thrivent Series Fund, Inc. — Small Cap Stock Portfolio
Small Cap Index	Thrivent Series Fund, Inc. — Small Cap Index Portfolio
Mid Cap Growth (a)	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio
Partner Mid Cap Value	Thrivent Series Fund, Inc. — Partner Mid Cap Value Portfolio
Mid Cap Stock	Thrivent Series Fund, Inc. — Mid Cap Stock Portfolio
Mid Cap Index	Thrivent Series Fund, Inc. — Mid Cap Index Portfolio
Partner Worldwide Allocation (b, i)	Thrivent Series Fund, Inc. — Partner Worldwide Allocation Portfolio
Partner Socially Responsible Stock (i)	Thrivent Series Fund, Inc. — Partner Socially Responsible Stock Portfolio
Partner All Cap Growth (i)	Thrivent Series Fund, Inc. — Partner All Cap Growth Portfolio
Partner All Cap Value (i)	Thrivent Series Fund, Inc. — Partner All Cap Value Portfolio
Partner All Cap	Thrivent Series Fund, Inc. — Partner All Cap Portfolio
Large Cap Growth (c)	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio
Partner Growth Stock	Thrivent Series Fund, Inc. — Partner Growth Stock Portfolio
Large Cap Value	Thrivent Series Fund, Inc. — Large Cap Value Portfolio
Large Cap Stock	Thrivent Series Fund, Inc. — Large Cap Stock Portfolio
Large Cap Index	Thrivent Series Fund, Inc. — Large Cap Index Portfolio
Equity Income Plus (i)	Thrivent Series Fund, Inc. — Equity Income Plus Portfolio
Balanced	Thrivent Series Fund, Inc. — Balanced Portfolio
High Yield	Thrivent Series Fund, Inc. — High Yield Portfolio
Diversified Income Plus (d)	Thrivent Series Fund, Inc. — Diversified Income Plus Portfolio
Income (e)	Thrivent Series Fund, Inc. — Income Portfolio
Bond Index	Thrivent Series Fund, Inc. — Bond Index Portfolio
Limited Maturity Bond	Thrivent Series Fund, Inc. — Limited Maturity Bond Portfolio
Mortgage Securities	Thrivent Series Fund, Inc. — Mortgage Securities Portfolio
Money Market	Thrivent Series Fund, Inc. — Money Market Portfolio

Thrivent Variable Annuity Account II

Notes to Financial Statements (continued)

(1) ORGANIZATION - continued

(a)	Mid Cap Growth Portfolio II merged into the Mid Cap Growth Portfolio as of July 27, 2012.
(b)	Partner International Stock Portfolio merged into the Partner Worldwide Allocation Portfolio as of July 27, 2012.
(c)	Large Cap Growth Portfolio II merged into the Large Cap Growth Portfolio as of July 27, 2012.
(d)	Partner Utilities Portfolio merged into the Diversified Income Plus Portfolio as of July 27, 2012.
(e)	Partner Socially Responsible Bond Portfolio merged into the Income Portfolio as of July 27, 2012.
(f)	Formerly known as Partner Natural Resources, name change effective July 27, 2012
(g)	Formerly Partner Emerging Markets, name change effective July 27, 2012
(h)	Formerly known as Technology, name change effective June 30, 2009
(i)	Since inception, April 30, 2008

The Funds are registered under the Investment Company Act of 1940 as open-end, diversified management investment companies.

The Variable Account is used to fund single premium immediate variable annuity contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the life insurance operations of Thrivent Financial.

A fixed account investment option is available for contract owners of the single premium immediate variable annuity contracts. Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent Financial as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements.

(2) SIGNIFICANT ACCOUNTING POLICIES

Valuation of Investments

The investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the Variable Account on the ex-dividend date.

Federal Income Taxes

Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial’s tax status change.

Annuity Reserves

Annuity reserves, represented as reserves for contracts in annuity payout period in the statement of assets and liabilities, are computed for currently payable contracts according to the 2000 IAM mortality table. The reserve rate is the maximum SPIA valuation interest rate. Changes to annuity reserves are based on actual mortality and risk experience. If the reserves required are less than the original estimated reserve amount held in the Variable Account, the excess is reimbursed to Thrivent Financial. If additional reserves are required, Thrivent Financial reimburses the Variable Account.

Thrivent Variable Annuity Account II

Notes to Financial Statements (continued)

(2) SIGNIFICANT ACCOUNTING POLICIES - continued

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments

In estimating the fair values for financial instruments carried at fair value, the amount of observable and unobservable inputs used to determine fair value are taken into consideration. Each of the financial instruments have been classified into one of three categories based on that evaluation:

Level 1:	Fair value based on quoted prices for identical assets in active markets that are accessible.
Level 2:	Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.
Level 3:	Fair value based on significant value driver inputs that are not observable.

The fair values for separate account assets are based on the quoted daily net asset values of the funds in which the separate accounts are invested. These investments have been categorized as Level 2 assets.

Subsequent Events

Management has evaluated the Variable Account related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Variable Account’s financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Variable Account’s financial statements.

(3) EXPENSE CHARGES

Proceeds received by the Variable Account from units issued represent gross contract premiums received by Thrivent Financial. No charge for sales distribution expense is deducted from premiums received.

The maximum commuted value charge (if surrendered) is 2%. The net amount received upon surrender is the commuted value. For the variable subaccounts, the commuted value is calculated using an interest rate of 0.5% greater than the assumed interest return selected. The withdrawal and surrender charges are deducted by redeeming units of the subaccounts of the Variable Account.

The contract owner may make twelve transfers between investment options per contract year, but thereafter, each transfer is subject to a $25 transfer charge. Transfers from the fixed account are not allowed.

A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent Financial for mortality and expense risks assumed in connection with the contract and is equivalent to an annual rate of 1.25% of the average daily net assets of the Variable Account.

Thrivent Variable Annuity Account II

Notes to Financial Statements (continued)

(3) EXPENSE CHARGES - continued

Additionally, during the year ended December 31, 2012, management fees were paid indirectly to Thrivent Financial in its capacity as advisor to the Fund. The Fund’s advisory agreement provides for fees as a percent of the average net assets for each subaccount, as shown below. These fees are paid at the Fund level.

Subaccount	% of Average Net Assets
Aggressive Allocation	0.15%
Moderately Aggressive Allocation	0.15%
Moderate Allocation	0.15%
Moderately Conservative Allocation	0.15%
Partner Technology	0.75%
Partner Healthcare	0.95%
Natural Resources	0.75%
Partner Emerging Markets Equity	1.20%
Real Estate Securities	0.80%
Partner Small Cap Growth	1.00%
Partner Small Cap Value	0.80%
Small Cap Stock	0.70%
Small Cap Index	0.35%
Mid Cap Growth	0.40%
Partner Mid Cap Value	0.75%
Mid Cap Stock	0.70%
Mid Cap Index	0.35%
Partner Worldwide Allocation	0.90%
Partner Socially Responsible Stock	0.80%
Partner All Cap Growth	0.95%
Partner All Cap Value	0.75%
Partner All Cap	0.95%
Large Cap Growth	0.40%
Partner Growth Stock	0.80%
Large Cap Value	0.60%
Large Cap Stock	0.65%
Large Cap Index	0.35%
Equity Income Plus	0.65%
Balanced	0.35%
High Yield	0.40%
Diversified Income Plus	0.40%
Income	0.40%
Bond Index	0.35%
Limited Maturity Bond	0.40%
Mortgage Securities	0.50%
Money Market	0.40%

(4) UNIT ACTIVITY

Transactions in units (including transfers among subaccounts) were as follows:

	Units Outstanding at December 31, 2010	Units Issued	Units Redeemed	Units Outstanding at December 31, 2011	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2012
Aggressive Allocation	128,409	4,671	(11,677)	121,403	2,717		(12,267)	111,853
Moderately Aggressive Allocation	716,995	16,724	(91,634)	642,085	70,949		(88,516)	624,518
Moderate Allocation	1,346,212	170,330	(220,017)	1,296,525	70,672		(177,258)	1,189,939
Moderately Conservative Allocation	721,659	109,670	(108,534)	722,795	49,094		(123,729)	648,160
Partner Technology	24,944	275	(7,290)	17,929	—		(2,364)	15,565
Partner Healthcare	12,275	2,672	(1,353)	13,594	—		(1,433)	12,161
Natural Resources	17,233	4,472	(1,907)	19,798	488		(1,959)	18,327
Partner Emerging Markets Equity	7,089	3,782	(932)	9,939	1,070		(1,099)	9,910
Real Estate Securities	42,405	461	(7,334)	35,532	2		(5,371)	30,163
Partner Small Cap Growth	18,015	91	(2,775)	15,331	1		(2,257)	13,075
Partner Small Cap Value	22,944	346	(3,483)	19,807	—		(2,953)	16,854
Small Cap Stock	64,460	488	(14,113)	50,835	2		(9,568)	41,269
Small Cap Index	68,426	49	(10,967)	57,508	(1)		(7,982)	49,525

Thrivent Variable Annuity Account II

Notes to Financial Statements (continued)

(4) UNIT ACTIVITY - continued

	Units Outstanding at December 31, 2010	Units Issued	Units Redeemed	Units Outstanding at December 31, 2011	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2012
Mid Cap Growth	99,794	1,894	(12,965)	88,723	1,839	5,969	(12,238)	84,293
Partner Mid Cap Value	4,436	771	(936)	4,271	1		(653)	3,619
Mid Cap Stock	72,503	193	(15,831)	56,865	752		(15,652)	41,965
Mid Cap Index	45,818	307	(7,768)	38,357	—		(5,498)	32,859
Partner Worldwide Allocation	10,278	2,281	(1,390)	11,169	791	149,212	(12,211)	148,961
Partner Socially Responsible Stock	5,685	7,126	(1,777)	11,034	614		(1,336)	10,312
Partner All Cap Growth	4,792	(1)	(923)	3,868	—		(888)	2,980
Partner All Cap Value	4,652	—	(840)	3,812	(1)		(807)	3,004
Partner All Cap	33,318	1,772	(7,886)	27,204	9		(4,187)	23,026
Large Cap Growth	206,341	2,233	(29,511)	179,063	2,296	3,018	(29,843)	154,534
Partner Growth Stock	17,253	239	(3,418)	14,074	32		(2,375)	11,731
Large Cap Value	76,311	2,937	(17,890)	61,358	155		(10,511)	51,002
Large Cap Stock	319,580	3,769	(61,477)	261,872	838		(48,613)	214,097
Large Cap Index	169,814	2,512	(37,242)	135,084	361		(19,720)	115,725
Equity Income Plus	5,531	7,865	(1,005)	12,391	10,416		(2,731)	20,076
Balanced	194,862	279	(28,553)	166,588	755		(24,185)	143,158
High Yield	106,109	6,180	(16,483)	95,806	9,176		(14,426)	90,556
Diversified Income Plus	107,796	8,899	(19,487)	97,208	13,004	3,007	(19,334)	93,885
Income	123,765	14,507	(17,731)	120,541	7,745	4,507	(29,793)	103,000
Bond Index	79,953	901	(18,947)	61,907	1,479		(10,111)	53,275
Limited Maturity Bond	81,914	2,223	(16,211)	67,926	14,607		(14,059)	68,474
Mortgage Securities	21,764	376	(4,416)	17,724	4,676		(3,525)	18,875
Money Market	493,350	76,241	(162,883)	406,708	68,787		(194,065)	281,430

(5) PURCHASES AND SALES OF INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2012 were as follows:

Subaccount	Purchases	Sales
Aggressive Allocation	$106,143	$175,884
Moderately Aggressive Allocation	1,103,180	1,211,382
Moderate Allocation	1,117,084	2,354,347
Moderately Conservative Allocation	742,216	1,618,741
Partner Technology	—	20,757
Partner Healthcare	2,424	20,268
Natural Resources	23,208	16,976
Partner Emerging Markets Equity	13,428	14,574
Real Estate Securities	30,142	143,106
Partner Small Cap Growth	—	32,601
Partner Small Cap Value	2,921	76,669
Small Cap Stock	—	158,596
Small Cap Index	176,346	319,169
Mid Cap Growth	129,021	224,331

Thrivent Variable Annuity Account II

Notes to Financial Statements (continued)

(5) PURCHASES AND SALES OF INVESTMENTS - continued

Subaccount	Purchases	Sales
Partner Mid Cap Value	450	9,766
Mid Cap Stock	11,652	242,015
Mid Cap Index	66,656	110,197
Partner Worldwide Allocation	1,225,639	109,602
Partner Socially Responsible Stock	5,772	15,240
Partner All Cap Growth	1	9,064
Partner All Cap Value	184	7,205
Partner All Cap	1,404	53,777
Large Cap Growth	76,066	394,883
Partner Growth Stock	1	37,558
Large Cap Value	17,177	180,261
Large Cap Stock	28,248	486,137
Large Cap Index	61,563	570,114
Equity Income Plus	103,872	27,593
Balanced	213,822	657,575
High Yield	301,268	295,238
Diversified Income Plus	298,312	317,999
Income	248,365	479,887
Bond Index	70,040	232,543
Limited Maturity Bond	189,772	179,530
Mortgage Securities	72,052	49,358
Money Market	72,866	210,389

(6) UNIT VALUES

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2012, except as indicated in Note 1, follows:

Subaccount	2012	2011	2010	2009	2008

Aggressive Allocation
Units	111,853	121,403	128,409	140,741	153,915
Unit value	$13.44	$12.12	$12.78	$11.01	$8.53
Net assets	$1,489,290	$1,477,409	$1,642,301	$1,423,674	$1,313,363
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.61%	1.27%	1.42%	4.50%	1.49%
Total return (c)	10.85%	(5.12)%	16.07%	29.00%	(38.02)%

Moderately Aggressive Allocation
Units	624,518	642,085	716,995	776,730	803,153
Unit value	$13.58	$12.19	$12.70	$11.14	$8.69
Net assets	$8,561,669	$7,889,780	$9,160,657	$7,991,240	$6,985,891
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	1.18%	1.97%	2.32%	4.81%	2.01%
Total return (c)	11.46%	(4.07)%	14.00%	28.19%	(34.23)%

Thrivent Variable Annuity Account II

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2012	2011	2010	2009	2008

Moderate Allocation
Units	1,189,939	1,296,525	1,346,212	1,434,444	1,556,581
Unit value	$13.71	$12.43	$12.71	$11.32	$9.04
Net assets	$16,447,328	$16,244,599	$17,182,992	$14,982,571	$14,065,660
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	1.55%	2.22%	2.55%	4.76%	2.48%
Total return (c)	10.33%	(2.25)%	12.27%	25.31%	(28.64)%

Moderately Conservative Allocation
Units	648,160	722,795	721,659	753,972	731,740
Unit value	$13.43	$12.41	$12.54	$11.40	$9.42
Net assets	$8,861,195	$9,073,864	$9,119,044	$7,988,822	$6,891,411
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	1.61%	2.16%	2.46%	4.18%	2.72%
Total return (c)	8.23%	(1.05)%	10.03%	21.01%	(21.60)%

Partner Technology
Units	15,565	17,929	24,944	28,542	35,294
Unit value	$8.36	$6.99	$8.12	$6.58	$4.25
Net assets	$135,096	$128,466	$200,872	$168,902	$150,114
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (c)	19.59%	(13.91)%	23.45%	54.64%	(48.97)%

Partner Healthcare
Units	12,161	13,594	12,275	11,196	1,877
Unit value	$13.49	$11.32	$11.91	$10.86	$8.88
Net assets	$167,407	$156,034	$147,620	$111,735	$16,664
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.27%	0.00%	0.15%	0.02%	0.11%
Total return (c)	19.17%	(4.98)%	9.75%	22.29%	(11.23)%

Natural Resources
Units	18,327	19,798	17,233	14,456	4,843
Unit value	$7.63	$7.98	$9.27	$8.07	$5.68
Net assets	$143,290	$160,594	$161,757	$106,983	$27,522
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.24%	0.07%	0.08%	0.00%	0.14%
Total return (c)	(4.36)%	(13.92)%	14.88%	41.94%	(43.17)%

Partner Emerging Markets Equity
Units	9,910	9,939	7,089	5,767	219
Unit value	$13.30	$10.69	$12.14	$9.65	$5.59
Net assets	$134,646	$107,841	$86,975	$50,837	$1,226
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.53%	1.09%	0.00%	1.09%	1.38%
Total return (c)	24.40%	(11.93)%	25.76%	72.53%	(44.06)%

Thrivent Variable Annuity Account II

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2012	2011	2010	2009	2008

Real Estate Securities
Units	30,163	35,532	42,405	49,599	62,461
Unit value	$26.03	$22.43	$20.86	$16.56	$12.99
Net assets	$795,288	$800,376	$887,678	$755,260	$811,477
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	3.71%	0.00%	2.76%	4.01%	6.16%
Total return (c)	16.07%	7.48%	25.98%	27.48%	(38.02)%

Partner Small Cap Growth
Units	13,075	15,331	18,015	20,784	26,435
Unit value	$13.76	$12.48	$13.14	$10.32	$7.76
Net assets	$182,941	$193,489	$238,304	$198,327	$205,083
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.09%	0.01%
Total return (c)	10.29%	(5.04)%	27.27%	33.08%	(43.94)%

Partner Small Cap Value
Units	16,854	19,807	22,944	25,150	26,498
Unit value	$25.42	$22.51	$23.26	$19.07	$14.83
Net assets	$438,478	$452,622	$539,263	$444,490	$392,966
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.66%	0.22%	0.97%	0.84%	1.16%
Total return (c)	12.94%	(3.20)%	21.92%	28.62%	(27.96)%

Small Cap Stock
Units	41,269	50,835	64,460	79,609	87,463
Unit value	$16.16	$14.96	$15.99	$12.95	$10.89
Net assets	$681,230	$768,435	$1,039,633	$954,775	$952,363
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.00%	0.00%	0.04%	0.95%	1.00%
Total return (c)	8.05%	(6.49)%	23.54%	18.89%	(38.30)%

Small Cap Index
Units	49,525	57,508	68,426	82,245	100,376
Unit value	$38.87	$33.95	$34.19	$27.51	$22.23
Net assets	$2,032,930	$2,023,896	$2,389,625	$2,098,076	$2,231,498
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.67%	0.85%	0.83%	2.01%	1.18%
Total return (c)	14.50%	(0.71)%	24.32%	23.74%	(31.93)%

Mid Cap Growth
Units	84,293	88,723	99,794	109,453	127,738
Unit value	$18.19	$16.41	$17.57	$13.78	$9.25
Net assets	$1,557,235	$1,471,689	$1,764,611	$1,376,900	$1,181,119
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.22%	0.32%	0.25%	0.02%	1.23%
Total return (c)	10.82%	(6.61)%	27.50%	49.07%	(41.86)%

Thrivent Variable Annuity Account II

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2012	2011	2010	2009	2008

Partner Mid Cap Value
Units	3,619	4,271	4,436	4,397	10,562
Unit value	$14.87	$12.73	$13.76	$11.17	$8.55
Net assets	$55,018	$55,060	$61,288	$46,169	$90,281
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.82%	0.22%	0.83%	0.74%	1.59%
Total return (c)	16.79%	(7.49)%	23.18%	30.69%	(35.86)%

Mid Cap Stock
Units	41,965	56,865	72,503	84,561	95,008
Unit value	$15.77	$13.98	$15.10	$12.17	$8.86
Net assets	$677,946	$805,164	$1,099,982	$952,771	$841,946
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.24%	0.05%	0.46%	0.58%	1.13%
Total return (c)	12.86%	(7.44)%	24.03%	37.37%	(41.49)%

Mid Cap Index
Units	32,859	38,357	45,818	57,497	74,595
Unit value	$19.61	$16.92	$17.52	$14.09	$10.44
Net assets	$667,432	$662,606	$812,491	$752,625	$778,533
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.76%	0.82%	1.06%	1.98%	1.39%
Total return (c)	15.91%	(3.45)%	24.34%	35.00%	(37.09)%

Partner Worldwide Allocation
Units	148,961	11,169	10,278	7,936	3,478
Unit value	$8.95	$7.64	$8.80	$7.85	$6.04
Net assets	$1,377,652	$86,026	$90,964	$58,014	$21,004
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	3.04%	1.95%	1.45%	2.47%	1.02%
Total return (c)	17.17%	(13.21)%	12.03%	30.03%	(39.60)%

Partner Socially Responsible Stock
Units	10,312	11,034	5,685	1,604	—
Unit value	$11.24	$9.79	$10.09	$8.64	$6.45
Net assets	$115,917	$107,897	$57,175	$12,312	$0
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.02%	0.00%	0.22%	0.00%	0.00%
Total return (c)	14.86%	(3.04)%	16.84%	33.97%	(35.53)%

Partner All Cap Growth
Units	2,980	3,868	4,792	7,532	630
Unit value	$9.80	$8.93	$9.74	$7.87	$5.30
Net assets	$29,570	$34,739	$46,732	$56,249	$3,338
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (c)	9.76%	(8.28)%	23.77%	48.45%	(47.02)%

Thrivent Variable Annuity Account II

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2012	2011	2010	2009	2008

Partner All Cap Value
Units	3,004	3,812	4,652	5,525	—
Unit value	$8.86	$8.03	$9.05	$7.71	$5.53
Net assets	$26,799	$30,712	$42,148	$40,354	$0
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.64%	0.60%	0.00%	0.00%	0.00%
Total return (c)	10.34%	(11.28)%	17.38%	39.45%	(44.68)%

Partner All Cap
Units	23,026	27,204	33,318	40,142	45,720
Unit value	$12.41	$10.95	$11.65	$10.14	$7.99
Net assets	$288,619	$299,682	$388,138	$379,586	$365,332
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.46%	0.64%	0.70%	0.00%	0.00%
Total return (c)	13.30%	(6.00)%	14.89%	26.89%	(43.62)%

Large Cap Growth
Units	154,534	179,063	206,341	235,923	289,926
Unit value	$13.33	$11.32	$12.10	$11.07	$7.93
Net assets	$2,088,984	$2,045,064	$2,507,956	$2,390,766	$2,298,083
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	1.10%	0.54%	0.58%	0.74%	1.14%
Total return (c)	17.69%	(6.45)%	9.35%	39.65%	(42.72)%

Partner Growth Stock
Units	11,731	14,074	17,253	23,052	32,807
Unit value	$15.52	$13.24	$13.61	$11.82	$8.36
Net assets	$188,042	$191,038	$237,788	$254,359	$274,191
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.00%	0.00%	0.02%	0.32%	0.80%
Total return (c)	17.18%	(2.70)%	15.18%	41.39%	(42.85)%

Large Cap Value
Units	51,002	61,358	76,311	89,432	117,492
Unit value	$17.30	$14.90	$15.57	$14.00	$11.71
Net assets	$916,053	$935,944	$1,203,930	$1,170,189	$1,375,333
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	1.73%	0.02%	1.31%	1.68%	3.52%
Total return (c)	16.10%	(4.28)%	11.21%	19.60%	(35.15)%

Large Cap Stock
Units	214,097	261,872	319,580	406,408	467,196
Unit value	$9.85	$8.69	$9.22	$8.42	$6.68
Net assets	$2,183,947	$2,326,285	$2,983,881	$3,160,620	$3,122,241
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	1.02%	0.01%	0.68%	0.96%	3.00%
Total return (c)	13.46%	(5.76)%	9.45%	26.00%	(38.46)%

Thrivent Variable Annuity Account II

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2012	2011	2010	2009	2008

Large Cap Index
Units	115,725	135,084	169,814	205,119	252,508
Unit value	$27.97	$24.52	$24.41	$21.56	$17.30
Net assets	$3,395,033	$3,400,127	$4,241,921	$4,127,076	$4,366,981
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	1.68%	1.65%	1.88%	3.13%	2.35%
Total return (c)	14.10%	0.45%	13.21%	24.63%	(37.90)%

Equity Income Plus
Units	20,076	12,391	5,531	1,176	499
Unit value	$9.94	$8.90	$9.24	$8.05	$6.98
Net assets	$201,862	$111,715	$51,076	$8,811	$3,483
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	1.27%	0.31%	5.66%	3.55%	2.31%
Total return (c)	11.75%	(3.66)%	14.79%	15.23%	(30.17)%

Balanced
Units	143,158	166,588	194,862	241,655	296,373
Unit value	$26.31	$23.70	$23.03	$20.59	$17.12
Net assets	$4,012,850	$4,109,260	$4,599,231	$4,613,486	$5,073,519
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	2.15%	2.25%	2.53%	4.49%	3.75%
Total return (c)	11.02%	2.89%	11.89%	20.25%	(26.98)%

High Yield
Units	90,556	95,806	106,109	109,202	127,613
Unit value	$20.62	$17.95	$17.36	$15.35	$10.83
Net assets	$1,912,232	$1,739,255	$1,859,746	$1,549,959	$1,381,910
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	7.10%	7.77%	8.19%	9.14%	8.98%
Total return (c)	14.86%	3.40%	13.15%	41.71%	(22.04)%

Diversified Income Plus
Units	93,885	97,208	107,796	114,914	136,887
Unit value	$16.95	$14.99	$14.83	$12.97	$9.87
Net assets	$1,740,377	$1,484,812	$1,622,969	$1,391,983	$1,350,581
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	3.63%	5.09%	4.97%	7.83%	6.41%
Total return (c)	13.06%	1.04%	14.41%	31.41%	(24.19)%

Income
Units	103,000	120,541	123,765	133,857	161,256
Unit value	$16.45	$15.01	$14.35	$13.02	$10.87
Net assets	$1,725,489	$1,825,980	$1,789,868	$1,603,954	$1,753,246
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	3.83%	4.49%	5.04%	5.77%	5.73%
Total return (c)	9.61%	4.63%	10.17%	19.79%	(11.95)%

Thrivent Variable Annuity Account II

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2012	2011	2010	2009	2008

Bond Index
Units	53,275	61,907	79,953	91,243	113,169
Unit value	$22.00	$21.23	$19.86	$18.41	$17.19
Net assets	$1,211,257	$1,359,584	$1,614,277	$1,589,116	$1,944,945
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	2.04%	2.85%	3.13%	3.99%	4.88%
Total return (c)	3.64%	6.87%	7.88%	7.13%	(2.06)%

Limited Maturity Bond
Units	68,474	67,926	81,914	92,324	111,680
Unit value	$12.71	$12.34	$12.39	$11.92	$10.58
Net assets	$883,933	$853,816	$1,025,511	$1,026,285	$1,181,501
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	1.65%	2.25%	3.25%	4.14%	4.56%
Total return (c)	3.02%	(0.35)%	3.95%	12.62%	(7.62)%

Mortgage Securities
Units	18,875	17,724	21,764	25,139	31,956
Unit value	$14.05	$13.43	$13.01	$11.75	$10.53
Net assets	$270,695	$240,235	$285,303	$273,773	$336,403
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	1.56%	2.90%	3.44%	3.56%	4.53%
Total return (c)	4.67%	3.23%	10.70%	11.62%	(6.15)%

Money Market
Units	281,430	406,708	493,350	810,522	1,107,246
Unit value	$1.05	$1.07	$1.08	$1.09	$1.10
Net assets	$309,119	$447,626	$544,007	$820,382	$1,222,230
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.49%	3.00%
Total return (c)	(1.25)%	(1.24)%	(1.24)%	(0.82)%	1.67%

(a)	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(b)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(c)	These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation in Note 1 indicate the effective date of the investment option in the Variable Account. The total return is calculated for each period indicated or from the inception date through the end of the reporting period.

Thrivent Variable Annuity Account II

Notes to Financial Statements (continued)

(7) SUBACCOUNT MERGER

A Special Meeting of Contractholders of the Thrivent Partner International Stock Portfolio, Thrivent Mid Cap Growth Portfolio II, Thrivent Large Cap Growth Portfolio II, Thrivent Partner Socially Responsible Bond Portfolio and Thrivent Partner Utilities Portfolio, each of which is a separate series of Thrivent Series Fund, Inc. (“the Fund”), was held on July 13, 2012, and the Contractholders of each voted in favor of merging the Portfolios listed below effective July 27, 2012.

	The Target Portfolio		The Acquiring Portfolio
Merger 1	Thrivent Partner International Stock Portfolio	→	Thrivent Partner Worldwide Allocation Portfolio
Merger 2	Thrivent Mid Cap Growth Portfolio II	→	Thrivent Mid Cap Growth Portfolio
Merger 3	Thrivent Large Cap Growth Portfolio II	→	Thrivent Large Cap Growth Portfolio
Merger 4	Thrivent Partner Socially Responsible Bond Portfolio	→	Thrivent Income Portfolio
Merger 5	Thrivent Partner Utilities Portfolio	→	Thrivent Diversified Income Plus Portfolio

The mergers were accomplished by tax free exchanges as detailed below:

	Net Assets as of July 27, 2012
	Merger 1	Merger 2	Merger 3	Merger 4	Merger 5
Acquiring Portfolio	$83,912	$1,409,271	$2,051,054	$1,719,040	$1,548,224
Target Portfolio	$1,179,126	$101,995	$37,647	$72,400	$48,952
After Acquisition	$1,263,038	$1,511,266	$2,088,701	$1,791,440	$1,597,176

	Shares as of July 27, 2012
	Merger 1	Merger 2	Merger 3	Merger 4	Merger 5
Acquiring Portfolio	10,894	76,987	115,839	161,790	224,250
Target Portfolio	132,263	12,645	8,232	6,749	5,380
After Acquisition	143,157	89,633	124,071	168,540	229,630

The target portfolios had the following unrealized appreciation/depreciation, accumulated net realized gains/losses and net investment income as of July 26, 2012.

	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Partner International Stock Portfolio	$376,328	$49,300	$(382,363)
Thrivent Mid Cap Growth Portfolio II	$(584)	$(786)	$8,078
Thrivent Large Cap Growth Portfolio II	$15,355	$473	$(11,953)
Thrivent Partner Socially Responsible Bond
Portfolio	$(1,131)	$320	$3,769
Thrivent Partner Utilities Portfolio	$(1,264)	$828	$4,167

Thrivent Variable Annuity Account II

Notes to Financial Statements (continued)

(7) SUBACCOUNT MERGER - continued

Assuming the acquisition had been completed on January 1, 2012 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2012, would have been as follows:

	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Partner Worldwide Allocation Portfolio	$503,253	$60,238	$(373,547)
Thrivent Mid Cap Growth Portfolio	$130,744	$(16,601)	$49,057
Thrivent Large Cap Growth Portfolio	$280,023	$(2,802)	$73,923
Thrivent Income Portfolio	$91,428	$45,638	$27,955
Thrivent Diversified Income Plus Portfolio	$134,193	$37,774	$22,395

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Target Portfolio that have been included in the Acquiring Portfolio’s statement of operations since July 27, 2012.

Assuming the acquisition had been completed on January 1, 2011 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2011, would have been as follows:

	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Partner Worldwide Allocation Portfolio	$(182,852)	$(18,975)	$(43,339)
Thrivent Mid Cap Growth Portfolio	$(140,685)	$(16,508)	$46,189
Thrivent Large Cap Growth Portfolio	$(183,640)	$(16,720)	$57,994
Thrivent Income Portfolio	$17,388	$58,872	$5,764
Thrivent Diversified Income Plus Portfolio	$(47,115)	$60,196	$6,837

PART C: OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements
PART A:	None
PART B:	Financial Statements of Depositor. (*)
Financial Statements of Thrivent Variable Annuity Account II. (*)

Exhibit (b)	Description	Filed Herewith / Incorporated by reference from
1	Resolution of the Board of Directors of Depositor authorizing the establishment of Thrivent Variable Annuity Account II (“Registrant”)	Initial registration statement of Thrivent Variable Annuity Account II, Registration Statement No. 333-71853, filed on February 5, 1999
2	Not Applicable
3 (a)	Principal Underwriting Agreement between Depositor and Thrivent Investment Management Inc.	Post-Effective Amendment No. 9 to the registration statement of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on October 29, 2002
(b)	Form of Distribution Agreement with Registered Representatives	Post-Effective Amendment No. 15 to the registration statement of Thrivent Variable Annuity Account II, Registration Statement No. 333-71853, filed on April 18, 2011
4 (a)	Variable Annuity Contract

Post-Effective Amendment No. 5 to the registration statement of Thrivent Variable Annuity Account II, Registration Statement No. 333-71853, filed on February 27, 2001

Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account II, Registration Statement No. 333-71853, filed on May 27, 1999

(b)	403(b) Tax Sheltered Annuity Endorsement	Post-Effective Amendment No. 14 to the registration statement of Thrivent Variable Annuity Account II, Registration Statement No. 333-71853, filed on April 19, 2010
(c)	Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 14 to the registration statement of Thrivent Variable Annuity Account II, Registration Statement No. 333-71853, filed on April 19, 2010
(d)	Roth Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 14 to the registration statement of Thrivent Variable Annuity Account II, Registration Statement No. 333-71853, filed on April 19, 2010
(e)	SIMPLE Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 14 to the registration statement of Thrivent Variable Annuity Account II, Registration Statement No. 333-71853, filed on April 19, 2010
5	Standard Application Form	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account II, Registration Statement No. 333-71853, filed on May 27, 1999
6	Articles of Incorporation and Bylaws of the Depositor	Post-Effective Amendment No. 13 to the registration statement of Thrivent Variable Annuity Account II, Registration Statement No. 333-71853, filed on April 20, 2009
7	Not Applicable
8	Participation Agreement between Depositor and the Thrivent Series Fund, Inc. as of December 15, 2003	Post-Effective Amendment No. 1 to the registration statement of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 19, 2004
9	Opinion of Counsel as to the legality of the securities being registered (including written consent)	Filed herewith
10	Consent of Independent Registered Public Accounting Firm-Ernst & Young LLP	Filed herewith
11	Not Applicable
12	Not Applicable
13 (a)	Power of Attorney forms for: F. Mark Kuhlmann, Frank H. Moeller, Alice M. Richter, James H. Scott, Allan R. Spies, Adrian M. Tocklin	Post-Effective Amendment No. 12 to the registration statement of Thrivent Variable Annuity Account II, Registration Statement No. 333-71853, filed on April 22, 2008

(b)	Power of Attorney forms for Frederick G. Kraegel	Post-Effective Amendment No. 13 to the registration statement of Thrivent Variable Annuity Account II, Registration Statement No. 333-71853, filed on April 20, 2009
(c)	Power of Attorney forms for Bonnie E. Raquet and Bradford L. Hewitt	Post-Effective Amendment No. 14 to the registration statement of Thrivent Variable Annuity Account II, Registration Statement No. 333-71853, filed on April 19, 2010
(d)	Power of Attorney forms for Kirk D. Farney and Mark A. Jeske	Post-Effective Amendment No. 16 to the registration statement of Thrivent Variable Annuity Account II Registration Statement No. 333-71853, filed on April 23, 2012
(e)	Power of Attorney form for Kenneth A. Carow	Filed herewith

(*) Filed herewith

Item 25.	Directors and Officers of the Depositor

The directors, executive officers and, to the extent responsible for variable annuity operations, other officers of Depositor, are listed below. Unless otherwise indicated, their principal address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Name and Principal Business Address	Positions and Offices with Depositor
Frank H. Moeller Enovate Enterprises 5926 Balcones Drive, Suite 290 Austin, Texas 78731	Chairman of the Board of Directors
F. Mark Kuhlmann 1711 Stone Ridge Trails Drive Kirkwood, Missouri 63122	Director
Rev. Mark A. Jeske St. Marcus Lutheran Church 2215 North Palmer Street Milwaukee, Wisconsin 53212-3299	Director
Kenneth A. Carow 950 Silver Hill Lane Greenwood, Indiana 46142	Director
Kirk D. Farney 216 E. Chicago Avenue Hinsdale, Illinois 60521	Director
Frederick G. Kraegel Parham Partners LLC P.O. Box 71840 Richmond, Virginia 23255	Director
Bonnie E. Raquet 2954 Pelican Point Circle Mound, Minnesota 55365	Director
Alice M. Richter 2774 Wilds Lane NW Prior Lake, Minnesota 55372	Director
James H. Scott 2853 Tansey Lane Chester Springs, Pennsylvania 19524	Director
Allan R. Spies 9305 E Harvard Avenue Denver, Colorado 80231	Director
Adrian M. Tocklin 4961 Bacopa Lane Suite 801 St. Petersburg, Florida 33715	Director
Bradford L. Hewitt	President and Chief Executive Officer, Director
Randall L. Boushek	Senior Vice President, Chief Financial Officer and Treasurer
Pamela J. Moret	Senior Vice President, brightpeak financial

Knut A. Olson 4321 North Ballard Road Appleton, Wisconsin 54919	Senior Vice President, Financial Network
Teresa J. Rasmussen	Senior Vice President, General Counsel and Secretary
Anne deBruin Sample	Senior Vice President and Chief Human Resources Officer
Russell W. Swansen	Senior Vice President and Chief Investment Officer
James A. Thomsen	Senior Vice President, Member Services
Terry W. Timm 4321 North Ballard Road Appleton, Wisconsin 54915	Senior Vice President, Shared Services & Administration
Marie A. Uhrich	Senior Vice President, Communications
James M. Odland	Vice President and Chief Compliance Officer

Item 26.	Persons Controlled by or Under Common Control with Depositor or Registrant

Registrant is a separate account of Depositor. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.

The following list shows the relationship of each wholly owned direct and indirect subsidiary to Thrivent Financial, except as indicated below. Financial statements of Thrivent Financial will be presented on a consolidated basis, except for the financial statements of One Rock Voltage Investors, LLC, One Rock Voltage Holdings Corp. and Dixie Electric, LLC, which are private companies, will not be consolidated into those of Thrivent Financial.

Thrivent Financial Entities	Primary Business	State of Incorporation

Thrivent Financial	Fraternal benefit society offering financial services and products	Wisconsin

Thrivent Financial Holdings, Inc.	Holding company with no independent operations	Delaware

Thrivent Trust Company	Federally chartered limited purpose trust bank	Federal Charter

Thrivent Investment Management Inc.	Broker-dealer and investment adviser	Delaware

Thrivent Asset Management, LLC[1]	Investment adviser	Delaware

North Meadows Investment Ltd.	Organized for the purpose of holding and investing in real estate	Wisconsin

Thrivent Financial Investor Services Inc.	Transfer agent	Pennsylvania

Thrivent Property & Casualty Insurance Agency, Inc.	Auto and homeowners insurance company	Minnesota

Thrivent Insurance Agency Inc.	Licensed life and health agency	Minnesota

Thrivent Life Insurance Company	Life insurance company	Minnesota

White Rose GP I, LLC[2]	General partner	Delaware

White Rose Fund I Mezzanine Direct, L.P.[3]	Private equity fund	Delaware

White Rose Fund I Equity Direct, L.P.[3]	Private equity fund	Delaware

White Rose Fund I Fund of Funds, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund GP II, LLC[2]	General partner	Delaware

Thrivent White Rose Fund II Mezzanine Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund II Equity Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund II Fund of Funds, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund GP III, LLC[2]	General partner	Delaware

Thrivent White Rose Fund III Mezzanine Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund III Equity Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund III Fund of Funds, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund GP IV, LLC[2]	General partner	Delaware

Thrivent White Rose Fund IV Mezzanine Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund IV Equity Direct, L.P.[3]	Private equity fund	Delaware

One Rock Voltage Investors, LLC[4]	Limited liability company with no independent operations	Delaware

One Rock Holdings Corp. [5]	Holding company with no independent operations	Delaware

Dixie Electric, LLC[6]	Electric Company	Texas

Thrivent White Rose Fund IV Fund of Funds, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund GP V, LLC[2]	General partner	Delaware

Thrivent White Rose Fund V Equity Direct, L.P. [3]	Private equity fund	Delaware

Thrivent White Rose Fund V Fund of Funds, L.P. [3]	Private equity fund	Delaware

Thrivent White Rose Fund GP VI, LLC[2]	General partner	Delaware

Thrivent White Rose Fund VI Equity Direct, L.P. [3]	Private equity fund	Delaware

Thrivent White Rose Fund VI Fund of Funds, L.P. [3]	Private equity fund	Delaware

SNI Holdco Inc.[7]	Holding company with no independent operations	Delaware

SNI Companies[8]	Professional staffing company	Delaware

Gold Ring Holdings, LLC	Investment subsidiary	Delaware

Twin Bridge Capital Partner, LLC[9]	Managing Member	Delaware

[1]

Thrivent Asset Management, LLC (“TAM”) is a subsidiary of both Thrivent Investment Management Inc. (“TIMI”) and Thrivent Life Insurance Company (“TLIC”), both of which are wholly owned subsidiaries of Thrivent Financial. TIMI and TLIC own respectively 60% and 40% of TAM’s membership interests.

[2]	Thrivent Financial owns a majority interest in the limited liability company and is also its managing member.

[3]	The Fund is organized for the purpose of holding investments in Thrivent Financial’s general account.

[4]	A majority of its membership interests are owned by Thrivent White Rose Fund IV Equity Direct, L.P.

[5]	Wholly owned subsidiary of One Rock Voltage Investors, LLC.

[6]	Approximately 90% of its membership interests are owned by One Rock Voltage Holdings Corp.

[7]	A Majority-owned subsidiary of Thrivent Financial.

[8]	Wholly owned subsidiary of SNI Holdco Inc.

[9]	Thrivent Financial owns 49% of the managing member’s membership interests. Twin Bridge Capital Partners, LLC is the managing member of a general partner of limited partnerships.

The subsidiaries of Thrivent Financial are shown above. In addition, Thrivent Series Fund, Inc. is an investment company registered under the Investment Company Act of 1940, offering its shares to the separate accounts identified below; and the shares of the Fund held in connection with certain of the accounts are voted by Thrivent Financial and Thrivent Life Insurance Company in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity or variable life insurance contracts issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.

1.	Thrivent Variable Life Account I
2.	Thrivent Variable Insurance Account A
3.	Thrivent Variable Annuity Account I
4.	Thrivent Variable Annuity Account II
5.	Thrivent Variable Annuity Account A
6.	Thrivent Variable Annuity Account B
7.	TLIC Variable Insurance Account A
8.	TLIC Variable Insurance Account B
9.	TLIC Variable Annuity Account A

Item 27.	Number of Contract Owners

As of March 31, 2013, there were 1,141 qualified and 813 non-qualified contracts.

Item 28.	Indemnification

Section 33 of Depositor’s Bylaws; Article VIII of the Fund’s Articles of Incorporation; Section 4.01 of the Fund’s First Amended and Restated Bylaws; and Section Eight of Thrivent Investment Management Inc.’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Funds, and Thrivent Investment Management Inc. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Management Inc., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

In addition, Section XII of the Investment Advisory Agreement between the Fund and Depositor contain provisions in which the Funds and Depositor mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Section 8 of the Participation Agreement between Thrivent Financial, the Accounts and the Fund contains a provision in which the Fund and Thrivent Financial mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Funds, or Thrivent Investment Management Inc. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Funds, or Thrivent Investment Management Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriter

(a) Other activity.   Thrivent Investment Management Inc. is the principal underwriter of the Contracts.

(b) Management.   The directors and officers of Thrivent Investment Management Inc. are listed out below. Unless otherwise indicated, the principal business address of each person named below is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Name and Principal Business Address	Position and Offices with Underwriter
Karen L. Larson	Director and President
James A. Thomsen	Director and Senior Vice President
Randall L. Boushek	Director
Knut A. Olson 4321 North Ballard Road Appleton, WI 54919	Director and Senior Vice President
Michael J. Fuehrmeyer 4321 North Ballard Road Appleton, WI 54919	Vice President
Michael J. Haglin	Vice President
Susan C. Plamann 4321 North Ballard Road Appleton, WI 54919	Vice President, Corporate Administration

Nikki L. Sorum	Vice President
Eric W. Verseman	Vice President
Erik J. Grinde	Assistant Vice President
David J. Kloster	Assistant Vice President
Jennifer J. Pope 4321 North Ballard Road Appleton, WI 54919	Assistant Vice President
Carolyn A. Tuohy	Secretary and Chief Legal Officer
Andrea C. Golis	Chief Compliance Officer
Kathleen M. Koelling 4321 North Ballard Road Appleton, WI 54919	Privacy and Anti-Money Laundering Officer
Jody L. Bancroft 4321 North Ballard Road Appleton, WI 54919	Director, Investment Field Operations
Kurt S. Tureson	Director of Affiliate Finance, CFO & Treasurer
Cynthia J. Nigbur	Assistant Secretary
Bruce Kornaus 4321 North Ballard Road Appleton, WI 54919	Director, Service Operations

(c)	Compensation from Registrant. Not Applicable.

Item 30.	Location of Accounts and Records

The accounts and records of Registrant are located at the offices of the Depositor at 625 Fourth Avenue South, Minneapolis, Minnesota 55415 and 4321 North Ballard Road, Appleton, Wisconsin 54919.

Item 31.	Management Services

Not Applicable.

Item 32.	Undertakings

Registrant will file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in this Registration Statement are never more than 16 months old for so long as payments under the Contracts may be accepted.

Registrant will include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

Registrant understands that the restrictions imposed by Section 403(b)(11) of the Internal Revenue Code conflict with certain sections of the Investment Company Act of 1940 that are applicable to the Contracts. In this regard, Registrant is relying on a no-action letter issued on November 28, 1988 by the Office of Insurance Product and Legal Compliance of the SBC, and the requirements for such reliance have been complied with by Registrant.

Depositor hereby represents as to the single premium immediate variable annuity contracts that are the subject of this registration statement, File Number 333-71853, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Depositor.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Minneapolis and State of Minnesota on this 22nd day of April, 2013.

THRIVENT VARIABLE ANNUITY ACCOUNT II (Registrant)

By: Thrivent Financial for Lutherans
(Depositor)

By: /s/ Bradford L. Hewitt
Bradford L. Hewitt
President, Chief Executive Officer and Director
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities indicated on the 22nd day of April, 2013.

/s/ Bradford L. Hewitt	President, Chief Executive Officer and Director
Bradford L. Hewitt	(Principal Executive Officer)

/s/ Randall L. Boushek	Senior Vice President, Chief Financial Officer and Treasurer
Randall L. Boushek	(Principal Financial Officer)

A Majority of the Board of Directors:*

Kenneth A. Carow Kirk D. Farney Mark A. Jeske Frederick G. Kraegel	F. Mark Kuhlmann James H. Scott Frank H. Moeller Bonnie E. Raquet	Alice M. Richter Bradford L. Hewitt Allan R. Spies Adrian M. Tocklin

* James M. Odland, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors of Thrivent Financial for Lutherans pursuant to a power of attorney duly executed by such persons.

/s/ James M. Odland	April 22, 2013
James M. Odland
Attorney-in-Fact

THRIVENT VARIABLE ANNUITY ACCOUNT II

INDEX TO EXHIBITS

The exhibits below represent only those exhibits that are newly filed with this Registration Statement. See Item 24(b) of Part C for exhibits not listed below.

EXHIBIT NO.

EX 99(b).9	Opinion of Counsel as to the legality of the securities being registered (including written consent)
EX 99(b).10	Consent of Independent Registered Public Accounting Firm - Ernst & Young LLP
EX 99(b).13(e)	Power of Attorney form for Kenneth A. Carow